                        [AMERICAN AADVANTAGE FUNDS LOGO]

--------------------------------------------------------------------------------

                                 ANNUAL REPORT
                                OCTOBER 31, 2002

                                                                    EQUITY FUNDS

                                                                   Balanced Fund
                                                            Large Cap Value Fund
                                                           Large Cap Growth Fund
                                                            Small Cap Value Fund
                                                       International Equity Fund
                                                           Emerging Markets Fund

                                                                      BOND FUNDS

                                                            High Yield Bond Fund
                                                          Intermediate Bond Fund
                                                            Short-Term Bond Fund

                           Managed by AMR Investments

                                 [AA EAGLE]

About AMR Investments                                Contents
--------------------------------                     -----------------------------------------
AMR Investments is an                                President's Message...........         1
experienced provider of                              American AAdvantage Funds'
investment advisory services to                         Performance................         2
institutional and retail                             Market and Performance
markets. We act as manager of                           Overviews..................         3
the American AAdvantage Funds, a                     American AAdvantage Schedules of
family of diversified mutual                            Investments
funds, and offer customized                             Balanced Fund..............         26
fixed income portfolio                                  Large Cap Value Fund.......         33
management services.                                    Large Cap Growth Fund......         36
                                                        Small Cap Value Fund.......         40
                                                        Emerging Markets Fund......         45
Our clients include defined                             High Yield Bond Fund.......         49
benefit plans, defined                                  Intermediate Bond Fund.....         52
contribution plans, foundations,                        Short-Term Bond Fund.......         58
endowments, corporations, and                        AMR Investment Services Trust
other institutional investors.                          Schedules of Investments
                                                        International Equity
AMR Investments is a wholly                                Portfolio...............         97
owned subsidiary of AMR                              Additional Information........Inside Back
Corporation, the parent company                         Cover
of American Airlines, Inc.

Incorporated in 1986, we are
directly responsible for the
investment management and
oversight of AMR Corporation's
defined benefit and defined
contribution plans, as well as
its fixed income investments.


American AAdvantage Funds                                       October 31, 2002

[BILL QUINN PICTURE]

                                                      FELLOW SHAREHOLDERS:

                                                      I am pleased to present
                                                      you with the Annual Report
                                                      for the American
                                                      AAdvantage Funds for the
                                                      fiscal year ended October
                                                      31, 2002. During this
                                                      period of negative
                                                      returns, the American
                                                      AAdvantage Funds weathered
                                                      the turbulent market
                                                      relatively well posting
                                                      decent returns in our
                                                      equity funds compared to
                                                      our peers, while our bond
                                                      funds posted positive
                                                      absolute and relative
                                                      returns.

                                                          For long-term
                                                      investors, it has been a
                                                      difficult time to stay the
                                                      course. Almost all major
                                                      market indices reflected
                                                      negative returns. The S&P
                                                      500 Index declined 15.11%,
the EAFE Index was down 13.21%, and the Dow Jones Industrial Average lost 5.56% for the fiscal year. There was nowhere to hide for equity investors.

    During the past fiscal year, most equity investment classes suffered. Large Cap stocks, Mid-Cap stocks, Small Cap stocks, and International stocks were all beaten and bruised. Also, styles didn't matter as both value and growth investors lost money as well. The bond market proved to be the ultimate survivor, posting positive returns for the year.

    In this environment, the Small Cap Value, Emerging Markets, High Yield Bond, Intermediate Bond, and Short-Term Bond Funds posted positive returns for the year, while exceeding their Lipper averages in their respective categories. Their returns ranged from 3.29% to 9.80% for the year.

    As we await an economic turnaround, we believe long-term investors will be rewarded through investments in high quality companies with good management teams, strong balance sheets and reasonable valuation levels. However, returns in stocks over the near term are likely to be below historical levels given the sluggish growth in earnings and still relatively high P/E ratios. Therefore, the American AAdvantage Funds will continue to stress the importance of low costs, value investing, experienced money managers, and diversification over the long-term.

    Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may also access Fund and account information at www.aafunds.com.

    Thank you for your continued investment in the American AAdvantage Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President
                                            American AAdvantage Funds

AMERICAN AADVANTAGE FUNDS
October 31, 2002
--------------------------------------------------------------------------------

                                                                                    AVERAGE ANNUALIZED TOTAL RETURN
                                                                              -------------------------------------------
                                                         INCEPTION   TICKER                                  10 YEAR/
                                                           DATE      SYMBOL   1 YEAR    3 YEAR   5 YEAR   SINCE INCEPTION
                                                         ---------   ------   -------   ------   ------   ---------------
Balanced Fund -- Institutional                            7/17/87    AADBX     -5.14%     1.25%   2.61%         8.50%
Balanced Fund -- PlanAhead                                 8/1/94    AABPX     -5.18%     1.08%   2.39%         8.28%
Balanced Fund -- AMR                                       8/1/94    AABNX     -4.71%     1.57%   2.93%         8.76%
     Lipper Balanced Index                                                     -7.62%    -3.11%   2.55%         7.80%
Large Cap Value Fund -- Institutional                     7/17/87    AADEX    -10.83%    -2.96%  -0.24%         8.99%
Large Cap Value Fund -- PlanAhead                          8/1/94    AAGPX    -11.13%    -3.23%  -0.53%         8.70%
Large Cap Value Fund -- AMR                                8/1/94    AAGAX    -10.62%    -2.72%   0.01%         9.22%
     Lipper Multi Cap Value Index                                             -18.63%    -3.06%   0.96%         9.34%
Large Cap Growth Fund -- Institutional                    7/31/00    ALCGX    -19.96%      N/A     N/A        -29.64%
Large Cap Growth Fund -- AMR                              7/31/00    ALFIX    -19.85%      N/A     N/A        -29.50%
     Lipper Large Cap Growth Index                                            -18.63%      N/A     N/A        -29.74%
Small Cap Value Fund -- Institutional                    12/31/98    AVFIX      3.29%    12.19%    N/A          6.67%
Small Cap Value Fund -- PlanAhead                          3/1/99    AVPAX      2.99%    11.90%    N/A          6.39%
Small Cap Value Fund -- AMR                                3/1/99    AASVX      3.54%    12.53%    N/A          6.95%
     Lipper Small Cap Value Index                                              -2.90%     7.44%    N/A          4.41%
International Equity Fund -- Institutional                 8/7/91    AAIEX    -10.51%    -8.56%  -0.90%         8.19%
International Equity Fund -- PlanAhead                     8/1/94    AAIPX    -10.57%    -8.76%  -1.13%         7.94%
International Equity Fund -- AMR                           8/1/94    AAIAX    -10.26%    -8.31%  -0.64%         8.43%
     Lipper International Index                                               -10.27%   -11.02%  -1.93%         5.59%
Emerging Markets Fund -- Institutional                    7/31/00    AEMFX      9.80%      N/A     N/A        -13.00%
Emerging Markets Fund -- PlanAhead                        10/1/02    AAEPX      9.65%      N/A     N/A        -13.06%
Emerging Markets Fund -- AMR                              7/31/00    AAMRX     10.10%      N/A     N/A        -12.79%
     Lipper Emerging Markets Index                                              7.13%      N/A     N/A        -16.77%
High Yield Bond Fund -- Institutional                    12/29/00    AYBFX      6.28%      N/A     N/A          6.32%
High Yield Bond Fund -- PlanAhead                          3/1/02    AHYPX      5.37%      N/A     N/A          5.83%
     Lipper High Current Yield Index                                           -5.96%      N/A     N/A         -5.33%
Intermediate Bond Fund -- Institutional                   9/15/97    AAIBX      4.21%     8.74%   6.91%         7.23%
Intermediate Bond Fund -- PlanAhead                        3/2/98    AAPAX      4.10%     7.84%   6.28%         6.62%
Intermediate Bond Fund -- AMR                              3/1/99    AABDX      4.57%     8.43%   6.67%         7.00%
     Lipper Interm. Invest. Grade Debt Index                                    3.64%     8.00%   6.44%         6.71%
Short-Term Bond Fund -- Institutional                     12/3/87    AADFX      3.37%     6.68%   5.83%         5.61%
Short-Term Bond Fund -- PlanAhead                          8/1/94    AALPX      3.16%     6.42%   5.58%         5.41%
Short-Term Bond Fund -- AMR                                8/1/94    AASBX      3.60%     6.88%   6.07%         5.81%
     Linked Lipper Invest. Grade Debt Avg.                                      2.67%     6.05%   5.39%         5.26%

Performance shown for the PlanAhead and AMR Classes prior to their inception dates is that of the Institutional Class.

Past performance is not indicative of future performance.

Fund performance does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

DOMESTIC EQUITY MARKET OVERVIEW
October 31, 2002
--------------------------------------------------------------------------------

For the one-year period ended October 31, 2002, the S&P 500 Index fell 15.1% and the technology-laden Nasdaq Composite plunged 20.9%. Stocks of companies with relatively smaller market capitalizations performed somewhat better, as the S&P MidCap Index returned -4.8% and the Russell 2000 Index declined 11.6%.

     In the investment style arena, value stocks outperformed their growth stock counterparts, due largely to their lower exposure to Technology. However, both areas of the market were weak overall. During the twelve-month period, the Russell 1000 Value Index fell 10.0% and the Russell 1000 Growth Index declined 19.6%.

     In terms of the U.S. economy, there were mixed signals regarding the sustainability of a recovery. In an effort to stabilize the economy, the Federal Reserve Board (the "Fed") reduced short-term interest rates aggressively during the fourth quarter of 2001, bringing the Federal Funds rate to 1.75%, its lowest level since the Kennedy Administration. Low interest rates stimulated consumer spending, driving housing and auto sales to record levels. This also led to a sharp increase in mortgage refinancing, which had the effect of putting more cash in consumers' pockets.

     Concerns about corporate governance issues escalated throughout the fiscal year, as additional evidence of existing scandals were brought into the limelight. Even companies with sound accounting practices were deemed guilty by association as entire sectors declined all at once.

     Downside earnings guidance from companies across a range of sectors contributed to the equity market malaise, as did a sharp decline in GDP growth for the second calendar quarter of 2002. News of a slowing economy drove stocks in economically sensitive sectors such as Technology, Telecommunications and Consumer Discretionaries down further. In addition, threats of additional terrorist attacks coupled with concerns over the geopolitical environment caused investors to become increasingly risk averse. As a result of these factors, the third quarter of 2002 marked the worst equity market performance since the fourth quarter of 1987. While the equity markets rallied in October, the damage had already been done.

     Looking back at the fiscal year, investors have seen sharp rallies reversed by the reality of poor earnings quality, unsustainable valuations, and an uncertain economic outlook. Valuations have dropped meaningfully. Based upon past economic cycles, the stage is set for a material improvement in the market if earnings come through as expected. The market has been turbulent, but as a consequence has created some outstanding investment opportunities for the disciplined manager who does careful research and takes a long-term view.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM)
October 31, 2002
--------------------------------------------------------------------------------

     The Balanced Fund's Institutional Class annualized total return was -5.1% for the twelve months ended October 31, 2002. Despite difficult market conditions during the fiscal year, the Fund outperformed the 60/40 Barra Value/LB Aggregate Index benchmark return of -7.0% and the Lipper Balanced Index return of -7.6%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/92 THROUGH 10/31/02

                                    (GRAPH)

                       INSTITUTIONAL   LIPPER BALANCED   S&P 500 INDEX   S&P 500/BARRA       LEHMAN        BALANCED
                           CLASS            INDEX                         VALUE INDEX      GOV./CREDIT     COMPOSITE
                                                                                              INDEX          INDEX
10/92                    10,000.00        10,000.00        10,000.00       10,000.00        10,000.00      10,000.00
10/93                    11,919.00        11,609.00        11,494.00       12,417.00        11,187.00      11,913.00
10/94                    11,909.00        11,538.00        11,939.00       12,688.00        10,775.00      11,896.00
10/95                    14,219.00        13,568.00        15,095.00       15,608.00        12,462.00      14,287.00
10/96                    16,559.00        15,535.00        18,732.00       19,450.00        13,188.00      16,693.00
10/97                    19,878.00        18,681.00        24,747.00       25,226.00        14,365.00      20,234.00
10/98                    21,674.00        20,691.00        30,189.00       28,188.00        15,703.00      22,561.00
10/99                    21,789.00        23,292.00        37,938.00       33,546.00        15,787.00      25,153.00
10/00                    22,907.00        25,134.00        40,248.00       36,793.00        16,939.00      27,420.00
10/01                    23,839.00        22,935.00        30,227.00       30,016.00        19,405.00      25,747.00
10/02                    22,614.00        21,187.00        25,659.00       25,280.00        20,548.00      23,950.00

                              ANNUALIZED TOTAL RETURNS
                           ------------------------------   VALUE OF
                               PERIODS ENDED 10/31/02        $10,000
                           ------------------------------   10/31/92-
                            1 YEAR     5 YEARS   10 YEARS   10/31/02
                           --------    -------   --------   ---------
Institutional Class(1)...   (5.14)%     2.61%     8.50%      $22,614
PlanAhead Class(1,2).....   (5.18)%     2.39%     8.28%      $22,148
AMR Class(1,2)...........   (4.71)%     2.93%     8.76%      $23,164
Lipper Balanced Index....   (7.62)%     2.55%     7.80%      $21,187
S&P 500 Index............  (15.11)%     0.73%     9.88%      $25,659
S&P 500/Barra Value
 Index...................  (15.78)%     0.04%     9.72%      $25,280
Lehman Aggregate Index...    5.89 %     7.42%     7.47%      $20,548
Balanced Composite
 Index*..................   (6.98)%     3.43%     9.13%      $23,950

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/92 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 10/31/92. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/92.

*   60% S&P 500 Barra Value, 40% Lehman Aggregate Index

     The Fund's equity holdings added value relative to the S&P 500/Barra Value Index in eight out of ten sectors during a period when all sectors within the Index posted negative returns. The Information Technology sector provided the most relative value to the Fund, even though it was the poorest performing sector of the Index (down 47.3%). The Fund's strong stock selection and underweighting within this sector contributed 2.0% in outperformance relative to the Index. In this sector, the Fund steered clear of Lucent Technologies (down 77.3%), Motorola (down 43.4%) and Nortel Networks (down 83.3%).

     The Consumer Discretionary sector also added significant value, as did Consumer Staples. Positive stock choices within the Consumer Discretionary sector included Eastman Kodak (up 37.9%), Fortune Brands (up 38.8%), and Wendy's Intl. (up 21.6%), while shareholders benefited from the investment advisors' decision to avoid AOL Time Warner (down 52.6%). In Consumer Staples, the largest impact came from Gallaher Group (up 51.8%) and Imperial Tobacco (up 28.6%)

     As most equities felt negative pressure from the slowing economy, the fixed income segment of the Fund served as a defensive investment, returning 5.7%, in line with the Lehman Brothers Aggregate Index return of 5.9%. The Fund's slight underperformance was due to its underweighting and bond selection within the Mortgage Pass Thru sector. This sector was one of the best performers during the period (up 7.3%). Good selections in the Corporate sector offset most of the Fund's underperformance relative to the Lehman Brothers Aggregate Index.

     The Fund's investment advisors believe that concerns over slowing earnings growth and high valuations of some stocks will continue to pressure the market. However, they remain focused on long-term value, seeking to take advantage of favorable opportunities within the current environment.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM) -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

                                                        % OF
                                                      EQUITIES
                                                      --------
Philip Morris Companies, Incorporated                   2.7%
Allstate Corporation                                    2.4%
Bank of America Corporation                             2.3%
Conoco Phillips                                         2.3%
CitiGroup, Incorporated                                 2.3%
Washington Mutual, Incorporated                         2.2%
Verizon Communications, Incorporated                    2.0%
Waste Management, Incorporated                          1.9%
FleetBoston Financial Corporation                       1.9%
Sears Roebuck & Company                                 1.8%
                                                       -----
        Total                                          21.8%
Top Ten Equity Holdings as % of Total Net Assets       12.0%

EQUITY SECTOR VS. S&P 500/BARRA VALUE INDEX

                                              S&P 500/
                                  FUND    BARRA VALUE INDEX
                                  -----   -----------------
Financials                        29.0%         36.0%
Industrials                       13.1%         10.2%
Consumer Discretionary            12.2%         12.6%
Energy                            10.4%         12.1%
Materials                          7.5%          5.0%
Utilities                          6.9%          5.5%
Consumer Staples                   6.7%          1.9%
Information Technology             5.7%          5.6%
Health Care                        5.4%          2.2%
Telecommunication Services         3.1%          8.9%

PORTFOLIO STATISTICS

                                                     S&P 500/
                                                      BARRA
EQUITY:                                 FUND          VALUE
-------                             ------------   ------------
Price/Earnings Ratio                    13.1           15.3
Price/Book Ratio                         2.1            2.1
Wtd. Avg. Mkt. Cap ($)              30.8 Billion   55.6 Billion

                                                     LEHMAN
FIXED INCOME:                              FUND     AGGREGATE
-------------                            --------   ---------
Avg. Credit Quality                        Aa2        Aa1
Weighted Average Maturity                6.0 yrs    6.3 yrs
Weighted Average Duration                3.5 yrs    3.9 yrs
Weighted Average Coupon                    6.2%       6.4%
Yield to Maturity                          4.5%       4.3%

3 YEAR RISK SUMMARY:                                   FUND
--------------------                                   -----
R(2)                                                    0.88
Alpha                                                   0.24
Beta                                                    0.99
Sharpe Ratio                                           -0.27
Standard Deviation                                      11.3

BOND SECTOR VS. LEHMAN AGGREGATE INDEX

                                                   LEHMAN
                                          FUND    AGGREGATE
                                          -----   ---------
Corporates                                47.9%     25.9%
Mortgage Backed                           27.3%     37.8%
U.S. Treasury                             12.7%     22.1%
Agency                                     8.9%     12.6%
Asset Backed                               3.2%      1.6%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND(SM)
October 31, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Value Fund returned -10.8% for the twelve months ended October 31, 2002. Despite a difficult market and unstable economy, the Fund outperformed both the S&P 500/Barra Value Index return of -15.8% and the Lipper Multi Cap Value Index return of -11.5%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/92 THROUGH 10/31/02

                                    (GRAPH)

                                                                                                S&P 500/
                          INSTITUTIONAL            LIPPER MULTI-CAP            S&P 500         BARRA VALUE
                              CLASS                  VALUE INDEX                INDEX             INDEX
10/92                       10,000.00                 10,000.00               10,000.00         10,000.00
10/93                       12,149.00                 11,985.00               11,494.00         12,417.00
10/94                       12,557.00                 12,439.00               11,939.00         12,688.00
10/95                       15,155.00                 14,940.00               15,095.00         15,608.00
10/96                       18,697.00                 18,010.00               18,732.00         19,450.00
10/97                       23,942.00                 23,281.00               24,747.00         25,226.00
10/98                       25,445.00                 24,401.00               30,189.00         28,188.00
10/99                       25,883.00                 26,814.00               37,938.00         33,546.00
10/00                       27,128.00                 29,458.00               40,248.00         36,793.00
10/01                       26,528.00                 27,593.00               30,227.00         30,016.00
10/02                       23,655.00                 24,426.00               25,659.00         25,280.00

                               ANNUALIZED TOTAL RETURNS
                             -----------------------------   VALUE OF
                                PERIODS ENDED 10/31/02        $10,000
                             -----------------------------   10/31/92-
                              1 YEAR    5 YEARS   10 YEARS   10/31/02
                             --------   -------   --------   ---------
Institutional Class(1).....  (10.83)%   (0.24)%    8.99%      $23,655
PlanAhead Class(1,2).......  (11.13)%   (0.53)%    8.70%      $23,023
AMR Class(1,2).............  (10.62)%    0.01%     9.22%      $24,156
Lipper Multi-Cap Value
 Index.....................  (11.48)%    0.96%     9.34%      $24,426
S&P 500 Index..............  (15.11)%    0.73%     9.88%      $25,659
S&P 500/Barra Value Index..  (15.78)%    0.04%     9.72%      $25,280

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/92 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 10/31/92. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/92.

     Although all ten sectors produced negative returns within the S&P 500/Barra Value Index, the Fund added value in eight of the ten sectors. The Fund's outperformance of its benchmark and peer group was driven mostly by strong stock selection within these sectors.

     Information Technology was the hardest hit sector within the Index, with a 47.3% overall decline for the twelve-month period. However, the Fund's underweighted position and positive stock selection in this sector combined to produce 1.5% in relative outperformance. Some key stocks the Fund avoided because of its valuation discipline were Lucent (down 77.3%) and Nortel Networks (down 83.3%). The Consumer Staples sector was the Fund's largest overweighting at 7.4% vs. 1.9% for the Index. This sector had a positive impact on the Fund's relative performance through both overweighting and stock selection, contributing 1.2% in relative performance over the Index. Within this sector, Gallaher Group (up 51.8%) and Imperial Tobacco (up 28.6%) contributed significantly to the Fund's relative returns. Consumer Discretionaries also contributed to the Fund's performance. Overweighting Eastman Kodak (up 37.9%) and Fortune Brands (up 38.8%), and not owning AOL Time Warner (down 52.6%) had the largest positive impact.

     The Fund has been presented with some unique buying opportunities during the past year, and the investment advisors believe it is well positioned going into the next fiscal year.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND(SM) -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Philip Morris Companies, Incorporated                   2.4%
Allstate Corporation                                    2.2%
Conoco Phillips                                         2.0%
Washington Mutual, Incorporated                         2.0%
Tyco International Limited                              1.8%
Bank of America Corporation                             1.7%
Waste Management, Incorporated                          1.7%
CitiGroup, Incorporated                                 1.7%
Sears Roebuck & Company                                 1.6%
FleetBoston Financial Corporation                       1.5%

PORTFOLIO STATISTICS

                                                S&P 500/
                                 FUND       BARRA VALUE INDEX
                             ------------   -----------------
Price/Earnings Ratio             13.4            15.3
Price/Book Ratio                  2.2             2.1
Wtd. Avg. Mkt. Cap ($)       28.5 Billion    55.6 Billion

3 YEAR RISK SUMMARY:                                   FUND
--------------------                                   -----
R(2)                                                    0.86
Alpha                                                   0.46
Beta                                                    0.92
Sharpe Ratio                                           -0.39
Standard Deviation                                      18.5

SECTOR ALLOCATION VS. S&P 500/BARRA VALUE INDEX

                                              S&P 500/
                                  FUND    BARRA VALUE INDEX
                                  -----   -----------------
Financials                        27.9%         36.0%
Industrials                       14.1%         10.2%
Consumer Discretionary            12.1%         12.6%
Energy                            10.0%         12.1%
Materials                          7.7%          5.0%
Consumer Staples                   7.4%          1.9%
Information Technology             6.4%          5.6%
Utilities                          6.2%          5.5%
Health Care                        5.2%          2.2%
Telecommunication Services         3.0%          8.9%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND(SM)
October 31, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Growth Fund returned -20.0% for the twelve months ended October 31, 2002, compared to the Russell 1000 Growth Index return of -19.6% and the Lipper Large Cap Growth Index return of -18.6%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/02

                                    (GRAPH)

                                       RUSSELL 1000   LIPPER LARGE
                       INSTITUTIONAL   GROWTH INDEX    CAP GROWTH
                           CLASS                         INDEX
7/00                     10,000.00      10,000.00      10,000.00
10/00                     9,540.00       9,407.00       9,505.00
10/01                     5,665.00       5,649.00       5,678.00
10/02                     4,534.00       4,541.00       4,519.00

  * Inception of Large Cap Growth Fund

                                 ANNUALIZED TOTAL
                                     RETURNS
                               --------------------
                                  PERIODS ENDED
                                     10/31/02         VALUE OF
                               --------------------   $10,000
                                            SINCE     7/31/00-
                                1 YEAR    INCEPTION   10/31/02
                               --------   ---------   --------
Institutional Class(1).......  (19.96)%   (29.64)%     $4,534
AMR Class(1).................  (19.85)%   (29.50)%     $4,554
Lipper Large Cap Growth
  Index......................  (18.63)%   (29.74)%     $4,519
Russell 1000 Growth Index....  (19.62)%   (29.59)%     $4,541

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

     As these returns indicate, it has been an extremely difficult period for growth stocks, and the Fund was not immune to the widespread weakness. During the Fund's fiscal year, all sectors in the Russell 1000 Growth Index posted negative returns. The Fund was able to produce positive results in the Financials sector, primarily through stock selection.

     The largest value added sector relative to the benchmark was Information Technology. An overweighting in Hotels.Com (up 101.4%), the timing of a purchase of EMC Corp (up 41.9%), and underweighting Oracle Systems (down 24.9%) combined favorably to offset the impact of owning Hewlett Packard (-29.4%), Avnet (-54.8%) and Intel (-28.9%). Conversely, being overweighted in Utilities (down 81.6%) detracted from the Fund's relative returns.

     Looking forward, the Fund's investment advisors will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above average growth potential.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND(SM) -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Microsoft Corporation                                   5.3%
General Electric Company                                5.1%
Johnson & Johnson                                       3.9%
Pfizer, Incorporated                                    3.7%
Wal-Mart Stores, Incorporated                           3.6%
Intel Corporation                                       3.0%
Dell Computer Corporation                               2.7%
Procter & Gamble Corporation                            2.1%
Amgen, Incorporated                                     1.9%
Pharmacia Corporation                                   1.7%

PORTFOLIO STATISTICS

                                               RUSSELL 1000
                                    FUND       GROWTH INDEX
                                ------------   ------------
Price/Earnings Ratio                19.2           21.5
Price/Book Ratio                     5.3            5.6
Wtd. Avg. Mkt. Cap ($)          83.0 Billion   90.3 Billion

YEAR RISK SUMMARY:                                    FUND
------------------                                ------------
R(2)                                                  N/A
Alpha                                                 N/A
Beta                                                  N/A
Sharpe Ratio                                          N/A
Standard Deviation                                    N/A

SECTOR ALLOCATION VS. RUSSELL 1000(R) GROWTH INDEX(1)

                                              RUSSELL 1000
                                      FUND    GROWTH INDEX
                                      -----   ------------
Health Care                           27.0%      26.5%
Information Technology                21.1%      21.7%
Consumer Discretionary                15.8%      14.9%
Industrials                           11.1%      12.7%
Consumer Staples                      10.8%      11.8%
Financials                            10.8%      10.1%
Energy                                 1.2%       1.2%
Telecommunication Services             0.9%       0.5%
Other                                  0.8%       0.0%
Materials                              0.4%       0.5%
Utilities                              0.1%       0.1%

1   Russell 1000 (R) Growth Index is a service mark of the Frank
    Russell Company.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM)
October 31, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the Small Cap Value Fund returned 3.3% for the twelve months ended October 31, 2002, significantly outperforming the Russell 2000 Value Index return of -2.5% and the Lipper Small Cap Value Index return of -2.9% for the same period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/31/98* THROUGH 10/31/02

                                    (GRAPH)

                          INSTITUTIONAL           LIPPER SMALL CAP                RUSSELL 2000
                              CLASS                  VALUE INDEX                  VALUE INDEX
12/98                       10,000.00                 10,000.00                    10,000.00
10/99                        9,070.00                  9,513.00                     9,508.00
10/00                       10,320.00                 11,261.00                    11,153.00
10/01                       12,400.00                 12,151.00                    12,129.00
10/02                       12,808.00                 11,799.00                    11,822.00

*   Inception of Institutional Class of Fund

                               ANNUALIZED TOTAL RETURNS
                             -----------------------------
                                PERIODS ENDED 10/31/02       VALUE OF
                             -----------------------------    $10,000
                                                   SINCE     12/31/98-
                             1 YEAR    5 YEARS   INCEPTION   10/31/02
                             -------   -------   ---------   ---------
Institutional Class(1).....   3.29%    12.19%      6.67%      $12,808
PlanAhead Class(1,2).......   2.99%    11.90%      6.39%      $12,679
AMR Class(1,2).............   3.54%    12.53%      6.95%      $12,938
Lipper Small Cap Value
 Index.....................  (2.90)%    7.44%      4.41%      $11,799
Russell 2000 Value Index...  (2.53)%    7.53%      4.46%      $11,822

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

     The Fund added value due to a combination of strong stock selection and sector allocation. The Consumer Discretionary sector had the most impact, contributing 6.2% in relative outperformance compared to the Russell 2000 Value Index. Ownership in Mandalay Resort Group (up 71.5%) and overweightings in M/I Schottenstein (up 71.1%) and Isle of Capri Casinos (up 41.7%) were some of the major contributors to the sector's positive impact on the Fund's performance.

     The Fund also benefited on a relative basis from stock selection in Information Technology. The Fund's technology holdings returned -13.4% for the year, while the Index's holdings returned -31.5%. Within this group, positions in Tellabs (up 23.9%), Creative Technology (up 152.8%), and Compuware (up 30.8%) contributed to the Fund's excess return versus its benchmark.

     Within the Financials sector, significant weightings in Allmerica Financial (down 79.8%) and Metris (down 75.3%) detracted from the Fund's overall performance.

     The Fund's investment approach remains unchanged despite the current economic and market downturn. The Fund's strategy is to continue to seek attractively priced stocks with the fundamental strength to return to higher valuations. It is interesting to note that in past cycles, as the economic outlook has brightened, small cap value stocks have led the ensuing stock rally due to their attractive price levels and economic sensitivity.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM) -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Teekay Shipping Corporation                             2.2%
M.D.C. Holdings, Incorporated                           2.1%
Lone Star Steakhouse & Saloon, Incorporated             2.0%
American Financial Realty Trust                         1.9%
LNR Property Corporation                                1.8%
Beazer Homes USA, Incorporation                         1.8%
FMC Corporation                                         1.7%
Mandalay Resort Group                                   1.7%
Genesco, Incorporated                                   1.6%
Foot Locker, Incorporated                               1.6%

PORTFOLIO STATISTICS

                                                RUSSELL 2000
                                     FUND       VALUE INDEX
                                  -----------   ------------
Price/Earnings Ratio                 13.8          22.0
Price/Book Ratio                      1.3           1.4
Wtd. Avg. Mkt. Cap ($)            994 Million   593 Million

3 YEAR RISK SUMMARY:                                   FUND
--------------------                                   -----
R(2)                                                   0.83%
Alpha                                                  0.55%
Beta                                                   1.11%
Sharpe Ratio                                           0.51%
Standard Deviation                                     20.6%

SECTOR ALLOCATION VS. RUSSELL 2000(R) VALUE INDEX(1)

                                                RUSSELL 2000
                                        FUND    VALUE INDEX
                                        -----   ------------
Consumer Discretionary                  25.7%      14.3%
Financials                              23.8%      29.7%
Industrials                             11.5%      15.9%
Utilities                               11.2%       7.0%
Information Technology                   8.0%      10.3%
Energy                                   6.4%       3.4%
Materials                                5.3%       7.9%
Health Care                              5.2%       6.7%
Consumer Staples                         2.6%       4.0%
Telecommunication Services               0.3%       0.8%

1   Russell 2000 (R) Value Index is a service mark of the Frank
    Russell Company.

INTERNATIONAL EQUITY/EMERGING MARKETS OVERVIEW
October 31, 2002
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY
Similar to the U.S. market, the developed International markets could not escape the waves of bad news that arrived over the past twelve months. Weak economic data, higher oil prices, fears of war with Iraq and weak corporate earnings soured investor sentiment as the EAFE Index fell -13.2% for the twelve month period ended October 31, 2002. New Zealand (up 36.7%) and Singapore (up 15.3%) were the top performers for the period while Greece (down 25.6%), Portugal (down 24.2%), and Germany (down 22.9%) were at the other end of the spectrum.

     During the 2001 calendar year, every sector in the MSCI EAFE Index experienced significant losses. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the global economy would experience a strong recovery during 2002.

     By the end of the first quarter of 2002, the global economic climate had improved. While it was the U.S. economy that led the recovery, Europe also showed signs of an upturn. This economic turnaround was supported by robust consumer confidence and spending (particularly in the U.S.), which mitigated the effects of falling corporate investments. While the Japanese economy remained mired in recession, Japanese equity and currency markets experienced a short-lived rally, triggered partially by government restrictions on short-selling.

     The first calendar quarter's gains and the possibility of a global economic recovery faded quickly as optimism waned and international markets fell during the second calendar quarter. As a result, most major markets gave back gains from the first quarter. International stocks fell even as tangible signs of a recovery continued to emerge. Weighing on the markets were a number of factors, not the least of which were the almost daily reports of new accounting scandals that called into question the effectiveness of corporate governance.

     Concerns over the global economy and a steady drumbeat of earnings shortfalls from a broad array of companies drove International stocks down nearly 20% in the third calendar quarter, one of the worst quarters for the MSCI EAFE Index since its inception in 1970. The sell-off was very broad-based, with nearly all sectors falling over 10% and value stocks uncharacteristically lagging growth stocks in the decline.

     The weakness from the third quarter carried into the early part of October as profit warnings weighed on markets. After dropping during the first six trading days, the MSCI EAFE Index rallied to a 5% gain for the overall month. The rebound was driven, in part, by earnings reports that generally exceeded reduced expectations. Sectors that lagged during the third quarter, such as Technology, Telecommunications, and selected Financials, rebounded the strongest during the month, while economically defensive groups, such as Consumer Staples, were only slightly positive.

EMERGING MARKETS
Emerging Market equities weathered a sell-off in developed markets to outperform other asset classes and post a relatively strong return during the twelve months ended October 31, 2002. The MSCI Emerging Markets "Free" Index return of 8.2% outperformed the EAFE Index, which fell just over 13%, and the S&P 500 Index, which dropped just over 15%. Emerging Asia was the best performing region (up 18.3%), followed by the Eastern European Middle East and Africa (EMEA) region (up 8.2%), while Latin America lagged (down 13.7%).

     South Korea (up 48.4%), Russia (up 46.1%), Taiwan (up 8.7%) and South Africa (up 9.1%) were the leaders within the Emerging Markets. South Korea, led by cyclical sectors such as Information Technology (up 98.4%), Consumer Discretionary (up 83.0%) and Materials (up 52.4%), continued to dominate Emerging Markets performance. This was due to improving corporate and economic fundamentals, a Moody's credit upgrade, and more importantly, the improved prospects of a U.S. led economic recovery. Taiwan, led by export-oriented stocks within the semiconductor and chemical industries, weathered the weakness during the first three months of the calendar year to rebound on improved foreign and domestic investment inflows. In South Africa, performance was primarily led by the Materials sector (up 34.5%) which benefited from last year's collapse of the Rand (the Rand depreciated 36.9% in 2001).

     In the near-term, Emerging Markets are likely to be supported by reduced fears of a U.S. double dip recession. Signs of fundamental improvements in Brazil and Turkey along with patches of decent domestic strength in Asia continue to support overall sentiment in Emerging Markets.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM)
October 31, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the International Equity Fund returned -10.5% for the twelve months ended October 31, 2002. The Fund outperformed the MSCI EAFE Index return of -13.2% and slightly lagged the Lipper International Index return of -10.3%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/92 THROUGH 10/31/02

                                    (GRAPH)

                          INSTITUTIONAL             LIPPER             EAFE
                              CLASS             INTERNATIONAL         INDEX
                                                    INDEX
10/92                       10,000.00             10,000.00         10,000.00
10/93                       13,656.00             13,406.00         13,746.00
10/94                       15,263.00             14,949.00         15,134.00
10/95                       16,469.00             14,879.00         15,078.00
10/96                       19,313.00             16,756.00         16,657.00
10/97                       22,998.00             18,997.00         17,428.00
10/98                       23,962.00             19,878.00         19,110.00
10/99                       28,750.00             24,458.00         23,511.00
10/00                       29,428.00             25,302.00         22,829.00
10/01                       24,561.00             19,204.00         17,138.00
10/02                       21,979.00             17,232.00         14,874.00

                              ANNUALIZED TOTAL RETURNS
                            -----------------------------   VALUE OF
                               PERIODS ENDED 10/31/02        $10,000
                            -----------------------------   10/31/92-
                             1 YEAR    5 YEARS   10 YEARS   10/31/02
                            --------   -------   --------   ---------
Institutional Class(1)....  (10.51)%   (0.90)%    8.19%      $21,979
PlanAhead Class(1,2)......  (10.57)%   (1.13)%    7.94%      $21,467
AMR Class(1,2)............  (10.26)%   (0.64)%    8.43%      $22,471
Lipper Int'l. Index.......  (10.27)%   (1.93)%    5.59%      $17,232
EAFE Index................  (13.21)%   (3.12)%    4.05%      $14,874

1 Past performance is not indicative of future performance. Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/92 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 10/31/92. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in place since 10/31/92.

     Of the twenty-one developed countries in the MSCI EAFE Index, all but four experienced negative returns during the fiscal year. Despite the poor macro environment, the Fund had strong stock selection in several countries relative to the EAFE Index.

     In Japan, the Fund held a significant overweighting in Nissan (up 76.4%), while avoiding Mizuho (down 49.2%), Sumitomo (down 32.6%) and Tokyo Electric (down 25.6%). In the UK, the Fund's underweightings in Glaxo Smithkline (down 27.1%) and British Petroleum (down 18.2%) contributed nearly 1% in relative performance as compared to the Index. The Fund also added value through country allocation, as it overweighted the two best markets for the period -- New Zealand (up 36.7%) and Singapore (up 15.3%).

     Although eight out of ten sectors produced negative returns within the Index, the Fund added value through both stock selection and weighting. Stock selection added most of the value, particularly in the Financial, Telecommunication Services and Consumer Discretionary sectors. In these sectors, the Fund's investment advisors made solid stock selections and underweighted or simply avoided some large cap, high P/E names. Names that added value in the Financial sector include United Overseas Bank (up 39.2%) and Allied Irish Banks (up 49.7%). In Telecommunications, underweighting Vodafone Group (down 29.7%) and avoiding France Telecom (down 67.6%) and Deutsche Telecom (down 24.0%) contributed 1.2% in relative value as compared to the Index.

     From a sector allocation perspective, the Fund added value by underweighting Information Technology, which was the worst performing sector for the period (down nearly 30%), and overweighting Basic Materials, which was the second best performing sector (up 0.4%).

     As volatility in the markets continues, the Fund's investment advisors intend to continue to seek high quality industry leaders at attractive valuations.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Philips Electronics NV                                  1.9%
ENI                                                     1.8%
Aventis SA                                              1.6%
Telefonica de Espana                                    1.6%
Unilever PLC                                            1.6%
Cadbury Schweppes                                       1.6%
Canon, Incorporated                                     1.5%
Diageo                                                  1.5%
Novartis AG                                             1.3%
Sig Schweitz Industries AG                              1.3%

PORTFOLIO STATISTICS

                                       FUND        EAFE INDEX
                                   ------------   ------------
Price/Earnings Ratio                   17.3           20.1
Price/Book Ratio                        2.3            2.8
Wtd. Avg. Mkt. Cap ($)             23.1 Billion   37.2 Billion

3 YEAR RISK SUMMARY:                                   FUND
--------------------                                   -----
R(2)                                                    0.92
Alpha                                                   0.49
Beta                                                    0.98
Sharpe Ratio                                           -0.73
Standard Deviation                                      17.5

SECTOR ALLOCATION VS. EAFE INDEX

                                         FUND   EAFE INDEX
                                         ----   ----------
Financials                               26.0%     24.4%
Consumer Discretionary                   14.6%     13.3%
Industrials                              10.7%      8.6%
Consumer Staples                         10.0%      9.6%
Telecommunication Services                9.5%      7.1%
Health Care                               8.3%     10.6%
Energy                                    7.4%      9.2%
Materials                                 5.8%      6.1%
Information Technology                    3.9%      6.2%
Utilities                                 3.8%      4.9%

COUNTRY ALLOCATION*

                                  [PIE CHART]

COUNTRY ALLOCATION*

                                         FUND    EAFE INDEX
                                        ------   ----------
France                                    8.0%       9.2%
Netherlands                               7.5%       5.4%
Germany                                   6.2%       6.1%
Spain                                     4.6%       3.2%
Italy                                     4.0%       3.7%
Ireland                                   2.4%       0.8%
Finland                                   1.8%       2.1%
Portugal                                  1.2%       0.3%
Belgium                                   0.5%       1.0%
Austria                                   0.3%       0.1%
Greece                                    0.0%       0.4%
                                        ------     ------
EURO                                     36.5%      32.3%
UK                                       26.7%      27.9%
  Switzerland                             7.5%       8.1%
  Norway                                  2.0%       0.5%
  Sweden                                  1.7%       1.9%
  Denmark                                 0.6%       0.7%
                                        ------     ------
OTHER NON-EURO                           11.8%      11.2%
JAPAN                                    11.9%      21.1%
  Hong Kong                               3.7%       1.7%
  Australia                               2.6%       4.7%
  Singapore                               2.2%       0.9%
  New Zealand                             0.8%       0.2%
  South Korea                             1.1%       0.0%
                                        ------     ------
OTHER ASIA                               10.4%       7.5%
  Mexico                                  0.4%       0.0%
  Canada                                  2.3%       0.0%
                                        ------     ------
OTHER                                     2.7%       0.0%

*   Allocations based upon Gross Investments in Portfolio.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM)
October 31, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the Emerging Markets Fund returned 9.8% for the twelve months ended October 31, 2002, exceeding the MSCI Emerging Markets Free Index ("EM Free Index") return of 8.2% and the Lipper Emerging Markets Index return of 7.1%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/02

                                    (GRAPH)

                         INSTITUTIONAL           MSCI EMG MKTS            LIPPER EMG MKTS
                              CLASS                 FREE INDEX                  INDEX
07/00                      10,000.00               10,000.00                 10,000.00
10/00                       8,170.00                8,499.00                  8,455.00
10/01                       6,657.00                6,488.00                  6,578.00
10/02                       7,309.00                7,023.00                  6,617.00

*   Inception of Institutional Class of Fund

                               ANNUALIZED TOTAL
                                   RETURNS
                              ------------------
                                PERIODS ENDED
                                   10/31/02        VALUE OF
                              ------------------   $10,000
                                         SINCE     7/31/00-
                              1 YEAR   INCEPTION   10/31/02
                              ------   ---------   --------
Institutional Class(1)......   9.80%   (13.00)%     $7,309
PlanAhead Class(1,2)........   9.65%   (13.06)%     $7,299
AMR Class(1)................  10.10%   (12.79)%     $7,349
MSCI Emerging Markets Free
  Index.....................   8.24%   (14.54)%     $7,023
Lipper Emg Mkts Index.......   7.13%   (16.77)%     $6,617

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 7/31/00 up to 10/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 7/31/00.

     The Fund's relative outperformance versus the EM Free Index can be attributed to positive stock selection and country allocation. Stock selection generated most of the outperformance as the Fund had strong selections in India, Israel, Mexico and Taiwan. From a weighting perspective, most of the value was added by underweighting some of the worst performing markets. The Fund underweighted the two bottom performing markets for the period, Argentina and Venezuela, which each fell over 30%. The markets of Israel and Chile, which fell 20.5% and 16.1%, respectively, were also underweighted.

     From a sector perspective, eight out of ten sectors within the Index showed positive performance during the period, as Consumer Discretionary, Information Technology and Materials gained over 20%. Telecommunication Services was the worst sector for the period with a loss of over 12%. During the period, the Fund's sector allocation was neutral, and stock selection generated all of the excess performance relative to the Index. The Fund had strong stock selections in the Consumer Staples, Telecommunication Services and Industrial sectors.

     Our basic philosophy toward investing remains the same. The Fund's investment advisors continue to believe the Emerging Markets asset class is well positioned to rebound due to the supply of attractively valued companies.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM) -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Samsung Electronics                                     3.6%
Telefonos de Mexico SA, ADR                             2.8%
Oil Company Lukoil, ADR                                 1.9%
Taiwan Semiconductor Manufacturing Company Limited      1.6%
Pohang Iron and Steel Limited                           1.5%
Anglo American PLC                                      1.4%
Korea Electric Power Corporation                        1.4%
China Mobile Limited                                    1.3%
Old Mutual                                              1.2%
Hyundai Motor Company                                   1.1%

PORTFOLIO STATISTICS

                                    FUND       EM FREE INDEX
                                 -----------   -------------
Price/Earnings Ratio                 9.9           12.4
Price/Book Ratio                     2.6            3.1
Wtd. Avg. Mkt. Cap ($)           7.2 Billion   9.4 Billion

3 YEAR RISK SUMMARY:                                   FUND
--------------------                                   ----
R(2)                                                   N/A
Alpha                                                  N/A
Beta                                                   N/A
Sharpe Ratio                                           N/A
Standard Deviation                                     N/A

COUNTRY ALLOCATION*

                                  (PIE CHART)

COUNTRY ALLOCATION*

                                     FUND    EM FREE INDEX
                                     -----   -------------
South Korea                          20.6%       23.0%
Taiwan                               12.0%       13.5%
Other Europe, Middle East, Africa    10.9%       10.1%
South Africa                         10.7%       12.7%
Mexico                               10.4%        8.2%
India                                 8.7%        4.3%
Other Asia                            7.2%        3.2%
Brazil                                6.8%        6.4%
China                                 5.7%        6.6%
Malaysia                              3.7%        6.0%
Israel                                2.6%        3.4%
Other Latin America                   0.7%        2.6%

*   Allocations based upon gross investments in Portfolio.

HIGH YIELD BOND MARKET OVERVIEW
October 31, 2002
--------------------------------------------------------------------------------

     Similar to the equity markets, the High Yield markets posted negative returns for the twelve months ended October 31, 2002. The Lehman Brothers High Yield Index fell 5.5%, while the Salomon Smith Barney High Yield Cash Pay Index fell 5.8% for the period.

     The High Yield market was volatile across three distinct segments of the past twelve months. During the October 2001 through March 2002 period, the Federal Reserve initiated a series of interest rate cuts, and the market began to rebound following the horrific events of September 11th. From March 2002 to August 2002, the market was controlled by fear caused by the disclosure of alleged illegal activity by many well-known corporations including Enron, WorldCom, Adelphia, Qwest and Tyco. Between August 2002 and October 2002, the market began to become more "normalized".

     At the beginning of the fiscal year, although High Yield market spreads were historically wide, the overall market was improving due to the stabilization of the economy and the lowering of interest rates. However, the High Yield market experienced several traumas, beginning in March 2002 and continuing through the summer. After initially stabilizing, the global economic environment weakened and the threat of war with Iraq intensified.

     Equity markets worldwide slumped as a result of declining investor confidence given the high profile corporate scandals of Enron, WorldCom, Adelphia, Qwest and Tyco that seemed to be uncovered day after day. In the High Yield marketplace there were an unprecedented number of "fallen angels," as over $100 billion in debt issued by investment grade companies was downgraded within the first six months of 2002. Default rates hit an all-time high as downgrades exceeded upgrades by over a 4 to 1 margin. The margin had been 2 to 1 only months earlier, and prior to September 1998, the number of upgrades often exceeded downgrades.

     As supply overwhelmed demand, High Yield spreads over comparable U.S. Treasuries reached all-time highs. After the two worst months of the year (the High Yield market fell over 7% in June and over 4% in July), investor sentiment shifted in August as cash inflows into the asset class eclipsed a record set over 5 years ago. The market became very much undervalued, while technical factors such as new issuances and downgrades began to improve.

     As the fiscal year drew to a close, High Yield spreads remained at very high levels. Many of the fallen angels either continued into the distressed market or were making a comeback. On the demand side, there was solid evidence that cash was beginning to flow into the High Yield market as investors returned to a focus on fundamentals.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE HIGH YIELD BOND FUND(SM)
October 31, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the High Yield Bond Fund returned an impressive 6.3% for the twelve months ended October 31, 2002, exceeding the Lipper High Current Yield Index return of -6.0% and the Salomon Smith Barney High Yield Cash Pay Index return of -5.8%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/29/00* THROUGH 10/31/02

                                    (GRAPH)

                                                       LIPPER
                                        SSB HIGH        HIGH
                       INSTITUTIONAL   YIELD CASH      CURRENT
                           CLASS       PAY INDEX        YIELD
12/00                    10,000.00     10,000.00      10,000.00

10/01                    10,533.00     10,385.00       9,618.00

10/02                    11,194.00      9,780.00       9,045.00

*   Inception of Institutional Class of Fund

                             ANNUALIZED TOTAL
                                  RETURNS
                            -------------------
                               PERIODS ENDED
                                 10/31/02          VALUE OF
                            -------------------     $10,000
                                        SINCE      12/29/00-
                            1 YEAR    INCEPTION    10/31/02
                            -------   ---------    ---------
Institutional Class(1)....   6.28%      6.32%       $11,194
PlanAhead Class(1, 2).....   5.37%      5.83%       $11,099
SSB High Yield Cash Pay
  Index...................  (5.83)%    (1.21)%      $ 9,780
Lipper High Current Yield
  Index...................  (5.96)%    (5.33)%      $ 9,045

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

     The Fund's 30-day yield for the period ended October 31, 2002 was 8.5%. The Fund's outperformance vs. its benchmarks was driven by several factors, the most important of which was security selection. Positive security selection was widespread, as evidenced by the fact that no single holding attributed more than 20 basis points to the total performance of the Fund for the year. Additionally, the Fund was consistently overweighted in industries that achieved strong positive returns and managed to avoid or underweight those industries that did not perform well during the period. The Fund's overweighted position of 6.2% in Chemicals vs. 4.8% for the Salomon Smith Barney Index was instrumental in the Fund's performance, as this industry returned 7.3% for the period. The Fund also overweighted Industrials (4.2% for the Fund weight versus an Index weight of 0.3%). This industry returned 22.4% for the period, adding significantly to the Fund's overall performance. Additionally, the Fund was underweighted in Telecommunications with a 2.2% position vs. 9.5% for the Index. This decision benefited the Fund as Telecommunications fell 37.4% for the period.

     Even though interest rates were at their lowest levels in decades following the series of rate cuts by the Federal Reserve Bank, the High Yield market during June and July had its worst months in recorded history. In August, the market began to turn around, with positive mutual fund inflows reversing 11 consecutive weeks of outflows.

     While volatility can still be expected, the Fund's investment advisor continues to utilize a bottom-up, fundamental analysis approach to find credits that are attractively priced within the market.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE HIGH YIELD BOND FUND(SM) -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Horseshoe Gaming, LLC 8.625%, Due 5/15/2009             3.2%
FM 1993A Corporation (Jack in the Box), 9.75%, Due
  11/1/2003                                             2.7%
AutoNation, Incorporated, 9.00%, Due 8/1/2008           2.4%
Dollar General Corporation, 8.625%, Due 6/15/2010       2.1%
Dana Corporation, 6.25%, Due 3/1/2004                   2.0%
Clear Channel Communications, 7.25%, Due 9/15/2003      1.9%
AAF McQuay, Incorporated, 8.875%, Due 2/15/2003         1.8%
Computer Associates International, Incorporated,
  6.375%, Due 4/15/2005                                 1.8%
Goodyear Tire & Rubber Company, 8.125%, Due 3/15/2003   1.8%
IMC Global, Incorporated, 11.25%, Due 6/1/2011          1.8%

CREDIT QUALITY

                                            SSB HIGH YIELD
                                    FUND    CASH PAY INDEX
                                    -----   --------------
Cash Equivalents                    11.2%        0.0%
BBB                                 12.7%        0.0%
BB                                  27.9%       42.7%
B                                   43.3%       47.6%
CCC                                  2.6%        9.7%
C                                    0.6%        0.0%
Not Rated                            1.7%        0.0%

MATURITY DISTRIBUTION (YEARS)

                                                       FUND
                                                       -----
Cash Equivalents                                       11.2%
0 to 1 Year                                            10.4%
1 to 3 Years                                           12.2%
3 to 5 Years                                           10.4%
5 to 7 Years                                           23.7%
7 to 10 Years                                          25.8%
10 to 15 Years                                          1.2%
Over 15 Years                                           2.6%
Unclassified                                            2.5%

PORTFOLIO STATISTICS

                                              SSB HIGH YIELD
                                     FUND     CASH PAY INDEX
                                    -------   --------------
Average Credit Quality                Ba3        B-1
Weighted Average Maturity           5.1 yrs    7.1 yrs
Weighted Average Duration           3.4 yrs    4.2 yrs
Weighted Average Coupon              9.0%        8.9%
Yield to Maturity                    9.8%       13.6%

SECTOR ALLOCATION VS. SSB HIGH YIELD CASH PAY INDEX

                                             SSB HIGH YIELD
                                     FUND    CASH PAY INDEX
                                     -----   --------------
Corporate                            100.0%    100.0  %

U.S. FIXED INCOME MARKET OVERVIEW
October 31, 2002
--------------------------------------------------------------------------------

    For the twelve-month period ended October 31, 2002, the broad fixed-income market, as reflected in the Lehman Aggregate Index, produced a total return of 5.9%. Interest rates declined (i.e. bond prices increased) as the economic recovery, which appeared to surface in the first quarter of 2002, proved much weaker than expected. Early hopes of a rapid rebound were tempered by evidence that the recovery would be slow and gradual at best. The high-quality Treasury and U.S. Government Agency sectors of the market outperformed as investors grew wary of Corporate bonds and as equity prices failed to find support.

    At the beginning of this period, markets were still digesting the aftermath of September 11th and were contemplating the severity of the economic slump. In 2001, the Federal Reserve Bank (the "Fed") reduced rates a total of 4.75%, leaving the Fed Funds rate at 1.75%. Initial reports indicated only one quarter of negative GDP, which caused investors to doubt the severity of the slowdown. However, subsequent revisions to the GDP data proved that a recession did occur, as expected. The recovery has been sluggish and has been very consistent with the rebound experienced during the last recession in the early 1990's. And, as was the case a decade ago, Iraq continues to dim near-term investor optimism. Towards the end of October 2002, investor concern over the slow pace of job growth and corporate investment led the question of whether the Fed was, in fact, done lowering interest rates. With inflation non-existent, market volatility, and an Iraq war very likely, there was reason to believe that the Fed would lower interest rates again.

    From an earnings standpoint, companies are just beginning to see the light at the end of the tunnel. Or, at least they know a light is out there even if they can't see it yet. The year 2002 will mark the worst year for bankruptcies in U.S. history. Accounting scandals and corporate malfeasance scared even the most aggressive investment grade buyers out of the markets. Several large issuers were removed from the indexes as their credit ratings fell below investment grade, which put an unusual amount of pressure on the High Yield markets. On the positive side, fundamentals for Corporate bonds improved tremendously as companies de-leveraged their balance sheets and reduced costs to reposition for recovery. Additionally, corporate tunnel vision on stock price became costly as companies lost access to the debt markets.

    Looking forward, we believe interest rates are not likely to rise substantially in the near future, given the lack of inflationary pressures. Furthermore, since the prospects of a deflationary spiral are remote, we do not expect longer-term interest rates to decline either. While the Fed will continue to adjust short-term rates, we believe the rest of the Treasury curve is likely to remain in a narrow range through the first quarter of 2003, with 10-year interest rates of 4.00 to 4.50%. The challenge going forward will be to find opportunity in this new, lower interest rate environment.

                        (US TREASURY YIELD CURVE GRAPH)

                           U.S. TREASURY YIELD CURVE
                       ----------------------------------
                       2 YR.   5 YRS.   10 YRS.   30 YRS.
                       -----   ------   -------   -------
10/31/01               2.42%   3.47%     4.23%     4.87%
10/31/02               1.67%   2.73%     3.89%     4.99%

(LEHMAN AGGREGATE CREDIT SPREADS GRAPH)

                            LEHMAN AGGREGATE CREDIT
                                    SPREADS
                       ---------------------------------
                        2002     2001     2000     1999
                       ------   ------   ------   ------
October                   241      210      191      140

                                       TOTAL RETURNS
                                   ----------------------
                                   PERIODS ENDED 10/31/02
                                   ----------------------
SECTOR                             6 MONTH       12 MONTH
------                             -------       --------
Lehman Aggregate                    5.90%         5.89%
Lehman Gov/Credit                   6.55%         5.49%
US Treasury                         8.32%         6.28%
US Agency                           7.28%         6.73%
Mortgage Backed                     4.66%         6.30%
U.S. Credit                         4.81%         4.34%
Asset Backed                        4.70%         5.76%
---------------------------------------------------------
CREDIT RATING
Aaa                                 7.58%         7.74%
Aa                                  8.28%         8.70%
A                                   5.51%         4.68%
Baa                                 1.59%         0.91%

(source: Lehman Brothers)

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM)
October 31, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the Intermediate Bond Fund returned 4.2% for the twelve months ended October 31, 2002, outperforming the Lipper Intermediate Investment Grade Debt Fund Index return of 3.6%, yet trailing the Lehman Aggregate Index return of 5.9% for the same period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 9/15/97* THROUGH 10/31/02

                                    (GRAPH)

                       INSTITUTIONAL        LIPPER         LEHMAN
                           CLASS         INTERMEDIATE     AGGREGATE
                                       INVESTMENT GRADE     INDEX
                                            INDEX
9/97                     10,000.00        10,000.00       10,000.00
10/97                    10,241.00        10,211.00       10,295.00
10/98                    11,215.00        11,045.00       11,254.00
10/99                    11,123.00        11,074.00       11,314.00
10/00                    12,001.00        11,775.00       12,140.00
10/01                    13,724.00        13,462.00       13,908.00
10/02                    14,302.00        13,952.00       14,727.00

*   Inception of Institutional Class of Fund

                                 ANNUALIZED TOTAL RETURNS
                               ----------------------------
                                  PERIODS ENDED 10/31/02      VALUE OF
                               ----------------------------   $10,000
                                                    SINCE     9/15/97-
                               1 YEAR   5 YEARS   INCEPTION   10/31/02
                               ------   -------   ---------   --------
Institutional Class(1,3).....  4.21%     6.91%      7.23%     $14,302
PlanAhead Class(1,2,3).......  4.10%     6.28%      6.62%     $13,889
AMR Class(1,2,3).............  4.57%     6.67%      7.00%     $14,146
Lipper Intermediate Inv.
 Grade Index.................  3.64%     6.44%      6.71%     $13,952
Lehman Aggregate Index(4)....  5.89%     7.42%      7.78%     $14,727

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/2/98, the inception date of the PlanAhead Class, and 3/1/99, the inception date of the AMR Class, and the returns of the PlanAhead and AMR Class since inception of each Class. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 9/15/97.

3 The Fund's performance includes the effects of a favorable accounting adjustment which occurred during the processing of a large shareholder redemption on July 6, 2000. In the absence of this adjustment, the Fund's performance would have been less than depicted.

4   Since Inception performance is as of 8/31/97.

     During the past twelve months, the Fund maintained an overweighted position in Corporate debt securities, as compared to the Lehman Aggregate Index, with concentrations primarily in the Bank/ Finance and Industrial sectors. This overweighted position was the primary cause of underperformance, as Corporates produced the lowest sector returns in the Index (up 3.9%).

     With interest rates at historically low levels, we believe the yield curve is not likely to decline much further, barring new evidence of stock market weakness or of deflation. Interest rates are likely to stay in a narrow range as the economic recovery solidifies. However, a protracted involvement in Iraq would definitely disrupt the markets.

     As we approach 2003, the Fund's duration remains neutral and opportunities in the Corporate sector may provide opportunities, as yield spreads are now extremely attractive.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM) -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Federal Home Loan Mortgage Corp., 6.25%, Due 7/15/2004  3.2%
Federal National Mortgage Association, TBA, 6.50%, Due
  3/1/2032                                              2.7%
Federal National Mortgage Association, TBA, 6.00%,
  8/30                                                  2.6%
U.S. Treasury Bills, Discount Notes, Due 11/14/2002     2.5%
U.S. Treasury Notes, 3.25%, Due 8/15/2007               1.9%
U.S. Treasury Notes, 4.375%, Due 8/15/2012              1.8%
Federal National Mortgage Association, TBA, 6.00%, Due
  6/1/2017                                              1.7%
Federal National Mortgage Association, TBA, 7.00%, Due
  5/1/2032                                              1.7%
U.S. Treasury Notes, 4.625%, Due 5/15/2006              1.7%
U.S. Treasury Notes, 5.625%, Due 2/15/2006              1.6%

CREDIT QUALITY

                                                   LEHMAN
                                          FUND    AGGREGATE
                                          -----   ---------
Aaa                                       74.3%    76.8%
Aa                                         6.2%     4.9%
A                                         10.5%     9.5%
Baa                                        9.0%     8.8%

MATURITY DISTRIBUTION (YEARS)

                                                       FUND
                                                       -----
Cash Equivalents                                       12.0%
0 to 1 Year                                             0.7%
1 to 3 Years                                           32.7%
3 to 5 Years                                           26.3%
5 to 7 Years                                            4.6%
7 to 10 Years                                          10.9%
10 to 15 Years                                          1.2%
Over 15 Years                                          10.2%
Unclassified                                            1.4%

PORTFOLIO STATISTICS

                                                    LEHMAN
                                          FUND     AGGREGATE
                                         -------   ---------
Average Credit Quality                     Aa1       Aa1
Weighted Average Maturity                5.9 yrs   6.3 yrs
Weighted Average Duration                3.5 yrs   3.9 yrs
Weighted Average Coupon                   6.1%       6.4%
Yield to Maturity                         4.2%       4.3%

SECTOR ALLOCATION VS. LEHMAN AGGREGATE INDEX

                                                   LEHMAN
                                          FUND    AGGREGATE
                                          -----   ---------
Mortgage Backed                           37.4%     37.8%
Corporates                                30.8%     25.9%
Treasury                                  18.4%     22.1%
Agency                                     9.6%     12.6%
Asset Backed                               3.8%      1.6%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM)
October 31, 2002
--------------------------------------------------------------------------------

     The Institutional Class of the Short-Term Bond Fund had a very strong year returning 3.37% for the twelve months ended October 31, 2002, outperforming the Linked Lipper Investment Grade Debt Fund Average return of 2.67% during the same period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/92 THROUGH 10/31/02

                                    (GRAPH)

                       INSTITUTIONAL    LINKED      MERRILL
                           CLASS        LIPPER       LYNCH
                                        AVERAGE     1-3 YR
                                                     INDEX
10/92                    10,000.00     10,000.00   10,000.00

10/93                    10,721.00     10,644.00   10,599.00

10/94                    10,766.00     10,658.00   10,731.00

10/95                    11,647.00     11,580.00   11,697.00

10/96                    12,241.00     12,105.00   12,399.00

10/97                    13,011.00     12,838.00   13,211.00

10/98                    13,869.00     13,599.00   14,214.00

10/99                    14,224.00     13,996.00   14,673.00

10/00                    15,054.00     14,793.00   15,578.00

10/01                    16,707.00     16,260.00   17,339.00

10/02                    17,270.00     16,694.00   18,178.00

                                 ANNUALIZED TOTAL RETURNS
                                ---------------------------   VALUE OF
                                  PERIODS ENDED 10/31/02       $10,000
                                ---------------------------   10/31/92-
                                1 YEAR   5 YEARS   10 YEARS   10/31/02
                                ------   -------   --------   ---------
Institutional Class(1)........  3.37%     5.83%     5.61%      $17,270
PlanAhead Class(1,2)..........  3.16%     5.58%     5.41%      $16,932
AMR Class(1,2)................  3.60%     6.07%     5.81%      $17,593
Linked Lipper Average*........  2.67%     5.39%     5.26%      $16,694
Merrill Lynch 1-3 Yr Index....  4.84%     6.59%     6.16%      $18,178

1   Past performance is not indicative of future performance.
    Fund performance shown in the chart and table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/92 up to 8/1/94, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 10/31/92. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/92.

*   The Linked Lipper Average is created by linking the Lipper
    Short-Term (1-5 year) Investment Grade Debt Average from 10/31/92 through 12/31/95, the Lipper Short-Intermediate Investment Grade Debt Average from 1/1/96 through 7/31/96 and the Lipper Short-Term (1-3 Year) Investment Grade Debt Average since 8/1/96.

     While the fixed-income markets in general performed well during the period, Corporate bonds performed poorly. Spreads were historically wide as corporate malfeasance led to bankruptcies and mistrust. Investors had no patience for even the slightest hint of impropriety. In particular, the Telecommunications and Utility sectors underperformed significantly, while Treasuries and Agencies produced the highest total returns. While longer-term Corporate bonds were hit hardest, short-term securities still felt the impact.

     During the past twelve months, the Fund maintained an overweighted position in Corporate securities with concentrations primarily in the Bank/ Finance and Industrial sectors. Despite the Fund's overweighted position, many of the securities held were of higher credit quality, allowing the Fund to outperform its Lipper benchmark. Additionally, the Fund's duration was slightly long of its benchmark, thus providing incremental total returns.

     Interest rates are at extremely low levels and the Federal Reserve Bank is expected to lower interest rates again. However, we believe the short-term sector of the yield curve will not likely decline further. Barring evidence that the stock market will break through recent lows or that deflation is imminent, we believe interest rates are likely to stay near their current range as the economic recovery solidifies.

     In this environment, we plan to maintain the Fund's duration at a level neutral to the benchmark and to continue exploring for opportunities in the Corporate sector as the yields remain at attractive levels.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM) -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

Chemical Master Credit Card Trust 1996-2 A, 5.98%, Due
  9/15/2008                                             3.2%
Federal National Mortgage Association, 5.25%, Due
  4/15/2007                                             3.2%
Citibank Credit Card Master Trust 1 1999-7 A, 6.65%,
  Due 11/15/2006                                        3.2%
Chase Manhattan Auto Owner Trust 2000-A A4, 6.26%, Due
  6/15/2007                                             3.1%
Discover Card Master Trust 1999-6 A, 6.85%, Due
  7/17/2007                                             2.6%
American Express Credit Account Master Trust 2000-1 A,
  7.20%, Due 9/17/2007                                  2.6%
Household Financial Corporation, 2.25%, Due 8/7/2003    2.4%
General Electric Capital Corporation, 7.50%, Due
  5/15/2005                                             2.2%
Citigroup, Incorporated, 6.75%, Due 12/1/2005           2.2%
Wachovia Corporation, 6.95%, Due 11/1/2004              2.1%

CREDIT QUALITY

                                                     MERRILL
                                                      LYNCH
                                             FUND    1-3 YR
                                             -----   -------
Aaa                                          46.3%    79.0%
Aa                                           12.9%     4.9%
A                                            24.7%     8.9%
Baa                                          16.1%     7.2%

MATURITY DISTRIBUTION (YEARS)

                                                       FUND
                                                       -----
Cash Equivalents                                        2.6%
0 to 1 Year                                            10.3%
1 to 3 Years                                           71.4%
3 to 5 Years                                           15.7%
5 to 7 Years                                            0.0%
7 to 10 Years                                           0.0%
Unclassified                                            0.0%

PORTFOLIO STATISTICS

                                                      MERRILL
                                                       LYNCH
                                             FUND     1-3 YR
                                            -------   -------
Average Credit Quality                        Aa3       Aa1
Weighted Average Maturity                   1.9 yrs   1.7 yrs
Weighted Average Duration                   1.5 yrs   1.6 yrs
Weighted Average Coupon                      5.6%      4.8%
Yield to Maturity                            3.1%      1.8%

SECTOR ALLOCATION VS. MERRILL LYNCH 1-3 YR INDEX

                                                     MERRILL
                                                      LYNCH
                                             FUND    1-3 YR
                                             -----   -------
Corporate                                    57.5%    20.2%
Asset Backed                                 24.8%     0.0%
Mortgage Backed                              14.4%     0.0%
Agency                                        3.3%    32.8%
U.S. Treasury                                 0.0%    47.0%

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
American AAdvantage Balanced Fund
American AAdvantage Large Cap Value Fund
American AAdvantage Small Cap Value Fund
American AAdvantage International Equity Fund
American AAdvantage Emerging Markets Fund
American AAdvantage Intermediate Bond Fund
American AAdvantage Short-Term Bond Fund
American AAdvantage Large Cap Growth Fund
American AAdvantage High Yield Bond Fund

     We have audited the accompanying statements of assets and liabilities of the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage Intermediate Bond Fund, the American AAdvantage Short-Term Bond Fund, the American AAdvantage Large Cap Growth Fund and the American AAdvantage High Yield Bond Fund (collectively, "the Funds") (separate funds comprising the American AAdvantage Funds), including the schedules of investments of the American AAdvantage Large Cap Growth Fund and the American AAdvantage High Yield Bond Fund, as of October 31, 2002, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective American AAdvantage Funds at October 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               /s/ ERNST & YOUNG

Dallas, Texas
December 19, 2002

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2002
--------------------------------------------------------------------------------

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 5.53%
U.S. TREASURY NOTES - 3.31%
3.25%, Due 5/31/2004*............   $  5,000     $  5,131
2.25%, Due 7/31/2004.............      1,700        1,719
5.625%, Due 2/15/2006*...........      2,100        2,326
4.625%, Due 5/15/2006*...........      1,395        1,503
4.375%, Due 5/15/2007*...........        900          965
3.25%, Due 8/15/2007*............      2,485        2,542
5.75%, Due 8/15/2010*............      1,235        1,410
4.375%, Due 8/15/2012*...........      1,145        1,189
                                                 --------
    TOTAL U.S. TREASURY NOTES....                  16,785
                                                 --------
U.S. TREASURY BILLS - 0.73%
4.745%, Due 12/12/2003*..........      3,720        3,713
                                                 --------
    TOTAL U.S. TREASURY BILLS....                   3,713
                                                 --------
U.S. TREASURY BONDS - 1.49%
7.50%, Due 11/15/2016*...........        480          619
8.125%, Due 8/15/2019*...........      1,320        1,805
8.75%, Due 8/15/2020*............        400          580
6.875%, Due 8/15/2025............        900        1,112
6.25%, Due 5/15/2030.............      1,765        2,050
5.375%, Due 2/15/2031*...........      1,320        1,393
                                                 --------
    TOTAL U.S. TREASURY BONDS....                   7,559
                                                 --------
    TOTAL U.S. TREASURY
      OBLIGATIONS................                  28,057
                                                 --------
U.S. AGENCY OBLIGATIONS - 2.51%
FEDERAL HOME LOAN BANK - 0.66%
3.275%, Due 8/15/2005............        550          562
5.375%, Due 5/15/2006............      1,550        1,684
5.375%, Due 2/15/2007*...........      1,000        1,092
                                                 --------
    TOTAL FEDERAL HOME LOAN
      BANK.......................                   3,338
                                                 --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.85%
4.00%, Due 8/15/2003.............      6,050        6,167
5.25%, Due 1/15/2009*............      1,025        1,111
7.125%, Due 6/15/2010............      1,000        1,192
6.125%, Due 3/15/2012*...........        800          898
                                                 --------
    TOTAL FEDERAL NATIONAL
      MORTGAGE ASSOCIATION.......                   9,368
                                                 --------
    TOTAL U.S. AGENCY
      OBLIGATIONS................                  12,706
                                                 --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 11.30%
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 2.73%
6.25%, Due 7/15/2004.............      2,000        2,148
6.50%, Due 3/1/2008..............      1,113        1,167
5.125%, Due 10/15/2008*..........        550          594
5.75%, Due 1/15/2012*............        950        1,041
6.00%, Due 11/1/2016.............        885          922
6.50%, Due 5/1/2029..............      1,443        1,497
6.50%, Due 6/1/2029..............        239          248

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
6.50%, Due 7/1/2029..............   $  2,714     $  2,817
6.75%, Due 3/15/2031.............        379          437
6.25%, Due 7/15/2032.............        160          173
TBA 30 yr, 6.00%.................      2,720        2,803
                                                 --------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.......                  13,847
                                                 --------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION - 3.75%
Pool #124119, 7.50%, Due
  4/1/2007.......................        776          820
Pool #323223, 6.50%, Due
  7/1/2013.......................        408          430
Pool #323309, 6.00%, Due
  9/1/2013.......................        935          981
Pool #488099, 5.50%, Due
  2/1/2014.......................      1,357        1,411
Pool #323789, 6.00%, Due
  6/1/2014.......................      1,153        1,208
Pool #253353, 7.50%, Due
  7/1/2015.......................        807          859
Pool #644136, 6.50%, Due
  5/1/2017.......................         94           98
Pool #254343, 6.50%, Due
  6/1/2017.......................      1,851        1,942
Pool #648511, 6.00%, Due
  6/1/2017.......................      2,948        3,074
Pool #591103, 7.00%, Due
  8/1/2031.......................        863          902
Pool #577440, 7.00%, Due
  11/1/2031......................      2,362        2,467
Pool #638403, 6.50%, Due
  3/1/2032.......................        894          927
Pool #647747, 7.00%, Due
  5/1/2032.......................      1,656        1,730
Pool #650077, 7.50%, Due
  7/1/2032.......................      2,063        2,182
                                                 --------
    TOTAL FEDERAL NATIONAL
      MORTGAGE ASSOCIATION.......                  19,031
                                                 --------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION - 4.82%
Pool #780030, 7.00%, Due
  6/15/2024......................        729          773
Pool #780023, 7.00%, Due
  9/15/2024......................        708          750
Pool #780400, 7.00%, Due
  12/15/2025.....................        840          886
Pool #781200, 8.00%, Due
  12/15/2025.....................        802          866
Pool #002754, 7.00%, Due
  5/15/2027......................      1,259        1,326
Pool #780615, 6.50%, Due
  8/15/2027......................      1,370        1,431
Pool #780651, 7.00%, Due
  10/15/2027.....................      1,149        1,211

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
Pool #780680, 6.50%, Due
  11/15/2027.....................   $  1,575     $  1,649
Pool #780842, 7.50%, Due
  8/20/2028......................        843          915
Pool #780936, 7.50%, Due
  12/15/2028.....................        612          653
Pool #781096, 6.50%, Due
  12/15/2028.....................        755          788
Pool #781024, 7.50%, Due
  2/15/2029......................      1,048        1,118
Pool #781029, 6.50%, Due
  5/15/2029......................      1,450        1,513
Pool #781035, 6.50%, Due
  5/15/2029......................      1,498        1,564
Pool #002754, 6.50%, Due
  5/20/2029......................      1,086        1,128
Pool #781236, 7.50%, Due
  9/15/2030......................        866          922
Pool #781273, 6.00%, Due
  4/15/2031......................      1,370        1,422
Pool #781274, 6.50%, Due
  4/15/2031......................      1,351        1,410
Pool #781340, 6.50%, Due
  10/15/2031.....................        826          862
Pool #574846, 7.00%, Due
  11/15/2031.....................      1,760        1,848
Pool #555732, 6.50%, Due
  3/15/2032......................      1,334        1,391
                                                 --------
    TOTAL GOVERNMENT NATIONAL
      MORTGAGE ASSOCIATION.......                  24,426
                                                 --------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS................                  57,304
                                                 --------
ASSET-BACKED SECURITIES - 0.56%
Ford Credit Auto Owner Trust,
  3.79%, Due 9/15/2006...........      1,500        1,548
Honda Auto Receivables Owner
  Trust 2002-1, 3.50%, Due
  10/17/2005.....................      1,245        1,269
                                                 --------
    TOTAL ASSET-BACKED
      SECURITIES.................                   2,817
                                                 --------
NON-AGENCY MORTGAGE-BACKED
  OBLIGATIONS - 0.16%
CountryWide Home Loan,
  Incorporated, 6.85%, Due
  6/15/2004......................        450          475
CountryWide Home Loan,
  Incorporated, 5.50%, Due
  8/1/2006.......................        300          312
                                                 --------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS................                     787
                                                 --------

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 18.61%
BANKS - 1.98%
Bank of America Corporation,
  7.75%, Due 8/15/2015...........   $  2,000     $  2,443
BB&T Corporation,
  4.75%, Due 10/1/2012...........        245          242
Inter-American Development Bank,
  5.375%, Due 11/18/2008.........      1,280        1,406
Key Bank,
  7.00%, Due 2/1/2011............      3,000        3,389
KeyCorp Limited,
  4.625%, Due 5/16/2005..........        335          348
US Bank, NA,
  6.375%, Due 8/1/2011...........        700          774
  5.70%, Due 12/15/2008..........        875          949
Wells Fargo Bank, NA,
  6.45%, Due 2/1/2011............        450          501
                                                 --------
    TOTAL BANKS..................                  10,052
                                                 --------
FINANCE - 5.33%
American General Finance
  Corporation,
  5.375%, Due 9/1/2009...........        285          290
Bank America Corporation,
  7.40%, Due 1/15/2011...........      1,000        1,168
Bank One Corporation,
  4.125%, Due 9/1/2007...........        480          491
Boeing Capital Corporation MTN,
  4.29%, Due 6/20/2005...........        720          723
  6.35%, Due 11/15/2007..........      2,485        2,640
Caterpillar Financial Services
  Corporation,
  4.69%, Due 4/25/2005...........        680          705
  4.875%, Due 6/15/2007..........        450          474
ChevronTexaco Capital
  Corporation,
  3.50%, Due 9/17/2007...........        580          587
Citibank Credit Card Master Trust
  I,
  6.05%, Due 1/15/2010...........      2,100        2,339
Citigroup, Incorporated,
  5.75%, Due 9/25/2007...........      2,000        1,950
  6.20%, Due 3/15/2009...........      1,000        1,093
  6.00%, Due 2/21/2012*..........        700          750
Discover Card Master Trust I
  1999- 6 A,
  6.85%, Due 7/17/2007...........      1,000        1,097
Ford Motor Credit Company, 6.50%,
  Due 1/25/2007..................      1,330        1,206
General Electric Capital
  Corporation,
  2.99%, Due 10/03/2005..........      1,235        1,231
  7.735%, Due 1/19/2010..........        850          979
General Motors Acceptance
  Corporation,
  6.125%, Due 8/28/2007..........        495          476
  8.00%, Due 11/1/2031...........      1,325        1,186

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
Household Finance Corporation,
  5.75%, Due 1/30/2007...........   $    800     $    712
  6.50%, Due 11/15/2008..........      2,985        2,615
Liberty Mutual Corporation,
  7.875%, Due 10/15/2026, 144A
  (Note A).......................      1,500        1,157
Morgan Stanley Dean Witter &
  Company,
  6.10%, Due 4/15/2006...........        450          483
PNC Funding Corporation,
  7.50%, Due 11/1/2009...........        775          879
SLM Corporation,
  5.125%, Due 8/27/2012..........        450          457
Sears Roebuck Acceptance
  Corporation,
  7.00%, Due 6/1/2032............        165          137
Sprint Capital Corporation,
  5.70%, Due 11/15/2003..........        200          192
  8.75%, Due 11/15/2032..........        355          270
USA Education, Incorporated,
  5.625%, Due 4/10/2007..........        245          265
Washington Mutual Financial
  Corporation,
  6.875%, Due 5/15/2011..........        425          464
                                                 --------
    TOTAL FINANCE................                  27,016
                                                 --------
FOREIGN - 0.14%
Province of Ontario, 5.50%,
  Due 10/1/2008..................        650          708
                                                 --------
    TOTAL FOREIGN................                     708
                                                 --------
INDUSTRIAL - 10.01%
Abitibi Consolidated,
  Incorporated, 8.85%, Due
  8/1/2030.......................      3,000        2,864
Akzo Nobel, Incorporated,
  6.00%, Due 11/15/2003..........      2,880        2,985
Allstate Corporation,
  5.375, Due 12/1/2006...........        510          540
AOL Time Warner, Incorporated,
  6.125%, Due 4/15/2006..........        600          593
  7.70%, Due 5/1/2032............        335          308
Apache Corporation,
  7.95%, Due 4/15/2026...........        450          545
Anheuser Busch Companies,
  Incorporated,
  6.50%, Due 1/1/2028............        522          568
Archer Daniels Midland Company,
  5.875%, Due 10/1/2032..........        400          382
AT&T Corporation,
  6.50%, Due 11/15/2006..........        425          425
  6.00%, Due 3/15/2009...........        450          430
AT&T Wireless Services,
  Incorporated,
  7.35%, Due 3/1/2006............        425          385
  8.125%, Due 5/1/2012...........        350          305
  8.75%, Due 3/1/2031............        425          340
Atlantic Richfield Corporation,
  9.125%, Due 3/1/2011...........        925        1,205

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
Bell South Corporation,
  5.00%, Due 10/15/2006*.........   $    200     $    212
Bemis, Incorporated,
  6.70%, Due 7/1/2005............      1,000        1,101
Cargill, Incorporated,
  6.25%, Due 5/1/2006, 144A
  (Note A).......................      1,000        1,096
Cendant Corporation,
  7.75%, Due 12/1/2003...........        650          652
Computer Sciences Corporation,
  7.375%, Due 6/15/2011..........      2,500        2,649
Conagra Foods, Incorporated,
  7.125%, Due 10/1/2026..........        410          462
  7.00%, Due 10/1/2028...........        400          441
ConocoPhillips,
  3.625%, Due 10/15/2007.........        425          425
  5.90%, Due 10/15/2032..........        200          192
DaimlerChrysler North America,
  7.75%, Due 1/18/2011...........      1,000        1,102
Electronic Data Systems
  Corporation,
  7.125%, Due 10/15/2009.........      2,000        1,855
Federated Department Stores,
  Incorporated,
  6.79%, Due 7/15/2028...........      1,600        1,699
FMC Corporation,
  7.125%, Due 11/25/2002.........      2,105        2,105
Ford Motor Company,
  7.45%, Due 7/16/2031...........      1,500        1,146
General Mills, Incorporated,
  6.00%, Due 2/15/2012...........        255          273
Hershey Foods Corporation,
  6.95%, Due 3/1/2007............      1,000        1,135
Hewlett Packard Company,
  5.75%, Due 12/15/2006..........        655          682
International Business Machines,
  4.875%, Due 10/1/2006..........        805          852
International Paper Company,
  6.75%, Due 9/1/2011............        450          494
John Deere Capital Corporation,
  4.125%, Due 7/15/2005..........        710          728
Kinder Morgan, Incorporated,
  6.50%, Due 9/1/2012, 144A (Note
  A).............................        395          402
Lockheed Martin Corporation,
  7.20%, Due 5/1/2036............        925        1,058
Martin Marietta Material,
  Incorporated,
  6.90%, Due 8/15/2007...........        200          223
Masco Corporation,
  7.375%, Due 3/15/2006..........        600          650
Fred Meyer, Incorporated,
  7.375%, Due 3/1/2005...........        450          489
Motorola, Incorporated,
  5.80%, Due 10/15/2008..........      2,270        2,069
Norfolk Southern Corporation,
  7.05%, Due 5/1/2037............        840          915

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
Occidental Petroleum Corporation,
  6.75%, Due 1/15/2012...........   $    400     $    444
Pepsi Bottling Group,
  Incorporated,
  7.00%, Due 3/1/2029............        425          484
Procter & Gamble Company, 4.30%,
  Due 8/15/2008*.................        450          468
Progress Energy, Incorporated,
  7.10%, Due 3/1/2011............        400          411
RadioShack Corporation,
  7.375%, Due 5/15/2011, 144A
  (Note A).......................      1,840        2,006
Reed Elsevier Cap, Incorporated,
  6.125%, Due 8/1/2006...........        985        1,064
Sara Lee Corporation,
  6.00%, Due 1/15/2008...........      1,200        1,330
The Stanley Works,
  4.90%, Due 11/1/12012..........        300          300
Target Corporation,
  7.00%, Due 7/15/2031...........        450          495
Tyson Foods, Incorporated,
  6.625%, Due 10/1/2004..........        585          618
Unilever Capital,
  7.125%, Due 11/1/2010..........      2,000        2,346
Verizon Pennsylvania,
  5.65%, Due 11/15/2011..........        425          423
Verizon Wireless, Incorporated,
  5.375%, Due 12/15/2006.........        670          662
Weyerhaeuser Company,
  5.95%, Due 11/1/2008, 144A
  (Note A).......................        405          420
Walt Disney Company,
  5.375%, Due 6/1/2007...........        510          532
Union Oil Company,
  7.90%, Due 4/18/2008...........        100          118
Wal-Mart Stores, Incorporated,
  4.375%, Due 7/12/2007..........        550          574
  7.55%, Due 2/15/2030...........        450          556
Viacom, Incorporated,
  5.625%, Due 8/15/2012..........        495          514
                                                 --------
    TOTAL INDUSTRIAL.............                  50,747
                                                 --------
PHARMACEUTICAL - 0.15%
CVS Corporation,
  3.875%, Due 11/1/2007..........        250          250
Wyeth Corporation,
  6.70%, Due 3/15/2011...........        450          492
                                                 --------
    TOTAL PHARMACEUTICAL.........                     742
                                                 --------
TRANSPORTATION - 0.49%
CNF Transportation, Incorporated,
  8.875%, Due 5/1/2010...........      1,850        1,977
Union Pacific Corporation,
  6.50%, Due 4/15/2012...........        450          497
                                                 --------
    TOTAL TRANSPORTATION.........                   2,474
                                                 --------
UTILITY - 0.51%
Alberta Energy, Limited,
  7.375%, Due 11/1/2031..........        375          417

                                      PAR
                                     AMOUNT       VALUE
                                   ----------   ----------
                                   (DOLLARS IN THOUSANDS)
Canadian Natural Resources
  Limited,
  5.45%, Due 10/1/2012...........   $    515     $    523
Dominion Resources, Incorporated,
  7.625%, Due 7/15/2005..........        650          703
FirstEnergy Corporation,
  6.45%, Due 11/15/2012..........        700          652
MidAmerican Energy Holdings
  Company,
  5.875%, Due 10/1/2012..........        305          300
                                                 --------
    TOTAL UTILITY................                   2,595
                                                 --------
    TOTAL CORPORATE BONDS........                  94,334
                                                 --------

                                     SHARES
                                     -------
COMMON STOCK - 55.08%
CONSUMER DISCRETIONARY - 6.89%
AUTO COMPONENTS - 0.16%
Dana Corporation...................   35,600        356
Delphi Corporation.................   66,500        463
                                               --------
    TOTAL AUTO COMPONENTS..........                 819
                                               --------
AUTOMOBILES - 0.17%
Ford Motor Company.................   51,802        438
General Motors Corporation.........   12,746        424
                                               --------
    TOTAL AUTOMOBILES..............                 862
                                               --------
HOTELS, RESTAURANTS & LEISURE - 1.24%
Mandalay Resort Group+*............   68,800      1,946
Park Place Entertainment
  Corporation+.....................   81,200        589
Wendy's International,
  Incorporated.....................   33,300      1,055
Yum Brands, Incorporated+..........  120,500      2,715
                                               --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE......................               6,305
                                               --------
HOUSEHOLD DURABLES - 1.56%
Centex Corporation*................   31,100      1,414
Fortune Brands, Incorporated.......   56,100      2,808
Konnklijke Philips Electronics
  NV...............................   82,431      1,459
Lennar Corporation*................    8,800        486
Newell Rubbermaid, Incorporated....   53,200      1,725
                                               --------
    TOTAL HOUSEHOLD DURABLES.......               7,892
                                               --------
LEISURE EQUIPMENT & PRODUCTS - 0.92%
Eastman Kodak Company*.............  142,100      4,682
                                               --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................               4,682
                                               --------
MEDIA - 0.34%
Fox Entertainment Group,
  Incorporated+....................   49,600      1,211
Interpublic Group Companies,
  Incorporated.....................   43,600        522
                                               --------
    TOTAL MEDIA....................               1,733
                                               --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
MULTILINE RETAIL - 2.30%
Federated Department Stores,
  Incorporated+....................    83,100     $  2,551
May Department Stores Company......    75,900        1,772
J.C. Penney Company, Incorporated..   117,800        2,244
Sears Roebuck & Company............   194,100        5,097
                                                  --------
    TOTAL MULTILINE RETAIL.........                 11,664
                                                  --------
SPECIALTY RETAIL - 0.20%
Lowes Corporation..................    23,000          992
                                                  --------
    TOTAL SPECIALTY RETAIL.........                    992
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 34,949
                                                  --------
CONSUMER STAPLES - 3.71%
FOOD PRODUCTS - 1.01%
Conagra, Incorporated..............   105,600        2,561
Kraft Foods, Incorporated..........    11,900          470
Sara Lee Company...................    91,474        2,088
                                                  --------
    TOTAL FOOD PRODUCTS............                  5,119
                                                  --------
TOBACCO - 2.70%
Gallaher Group PLC, ADR............    79,400        3,089
Imperial Tobacco Group PLC.........   102,100        3,183
Philip Morris Companies,
  Incorporated.....................   181,900        7,412
                                                  --------
    TOTAL TOBACCO..................                 13,684
                                                  --------
    TOTAL CONSUMER STAPLES.........                 18,803
                                                  --------
ENERGY - 5.33%
ENERGY EQUIPMENT & SERVICES - 0.62%
Duke Energy Corporation............    11,600          238
GlobalSantaFe Corporation..........    30,505          729
Royal Dutch Petroleum Company......    26,500        1,134
Tidewater, Incorporated............    37,900        1,067
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                  3,168
                                                  --------
OIL & GAS - 4.71%
BP Amoco, PLC......................    86,580        3,329
Chevron Texaco Corporation.........   204,902        4,782
ConocoPhillips.....................   184,988        6,508
Devon Energy Corporation...........    50,800        2,565
Marathon Oil Corporation...........    80,000        1,672
Occidental Petroleum Corporation...   165,200        4,713
Sunoco, Incorporated...............    10,009          300
                                                  --------
    TOTAL OIL & GAS................                 23,869
                                                  --------
    TOTAL ENERGY...................                 27,037
                                                  --------
FINANCIALS - 15.68%
BANKS - 8.02%
Bank of America Corporation........    93,911        6,555
CitiGroup, Incorporated............   166,800        2,971
FleetBoston Financial
  Corporation*.....................   222,500        5,204
J P Morgan Chase & Company.........   171,350        3,556
Keycorp Limited....................   132,800        3,244
Merrill Lynch & Company,
  Incorporated.....................    36,600        1,389

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
PNC Financial Services Group,
  Incorporated.....................    71,478     $  2,906
SLM Corporation....................    22,600        2,322
UnionBanCal Corporation............    25,800        1,102
US Bancorp, Incorporated...........    88,860        1,874
Wachovia Corporation-First Union...    96,000        3,340
Washington Mutual, Incorporated....   174,100        6,226
                                                  --------
    TOTAL BANKS....................                 40,689
                                                  --------
DIVERSIFIED FINANCIALS - 3.54%
American Express Company...........    34,000        1,237
Bear Stearns Companies,
  Incorporated.....................    22,300        1,361
Cinergy Corporation................    14,600          454
CitiGroup, Incorporated............   171,342        6,331
Federal National Mortgage
  Association......................    30,800        2,059
Morgan Stanley Dean Witter Discover
  & Company........................    36,400        1,417
Principal Financial Group+.........    82,100        2,303
Prudential Financial+..............    95,100        2,777
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                 17,939
                                                  --------
INSURANCE - 4.12%
Ace Limited........................    61,300        1,885
Allmerica Financial Corporation....    31,400          267
Allstate Corporation...............   166,900        6,639
Hartford Financial Services Group,
  Incorporated.....................    11,700          462
Lincoln National Corporation.......    11,400          348
Metlife, Incorporated..............   194,880        4,654
MGIC Investments Corporation*......    79,800        3,348
St. Paul Companies, Incorporated...   100,000        3,280
                                                  --------
    TOTAL INSURANCE................                 20,883
                                                  --------
    TOTAL FINANCIALS...............                 79,511
                                                  --------
HEALTH CARE - 2.95%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.38%
Bausch & Lomb, Incorporated*.......    62,200        1,934
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  1,934
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 0.65%
Aetna, Incorporated................    67,200        2,708
Health Net, Incorporated+..........    24,200          566
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  3,274
                                                  --------
PHARMACEUTICALS - 1.92%
Abbott Laboratories................    24,600        1,030
Bristol-Myers Squibb Company.......   197,600        4,863
Merck & Company, Incorporated......    58,200        3,157
Wyeth..............................    20,000          670
                                                  --------
    TOTAL PHARMACEUTICALS..........                  9,720
                                                  --------
    TOTAL HEALTH CARE..............                 14,928
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
INDUSTRIALS - 7.33%
AEROSPACE & DEFENSE - 2.33%
Boeing Company.....................   146,200     $  4,350
Honeywell International,
  Incorporated.....................    66,700        1,597
Northrop Grumman Corporation*......     9,400          969
Raytheon Company...................    51,400        1,516
Textron, Incorporated..............    40,400        1,656
United Technologies Corporation....    28,400        1,751
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                 11,839
                                                  --------
COMMERCIAL SERVICES & SUPPLIES - 1.71%
Cendant Corporation+...............   297,400        3,420
Waste Management, Incorporated.....   227,279        5,232
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                  8,652
                                                  --------
ELECTRICAL EQUIPMENT - 0.67%
Emerson Electrical Company.........    70,500        3,397
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  3,397
                                                  --------
INDUSTRIAL CONGLOMERATES - 1.54%
ITT Industries, Incorporated.......    43,200        2,807
Tyco International Limited.........   346,401        5,009
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                  7,816
                                                  --------
MARINE - 0.17%
Teekay Shipping Corporation*.......    27,000          885
                                                  --------
    TOTAL MARINE...................                    885
                                                  --------
MACHINERY - 0.27%
Caterpillar, Incorporated..........    33,100        1,352
                                                  --------
    TOTAL MACHINERY................                  1,352
                                                  --------
ROAD & RAIL - 0.64%
Burlington Northern,
  Incorporated.....................    85,500        2,200
CSX Corporation....................    38,600        1,065
                                                  --------
    TOTAL ROAD & RAIL..............                  3,265
                                                  --------
    TOTAL INDUSTRIALS..............                 37,206
                                                  --------
INFORMATION TECHNOLOGY - 3.13%
COMMUNICATIONS EQUIPMENT - 0.36%
Tellabs, Incorporated+.............   237,000        1,820
                                                  --------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                  1,820
                                                  --------
COMPUTERS & PERIPHERALS - 1.30%
Gateway, Incorporated+.............   460,100        1,380
Hewlett Packard Company............   136,800        2,162
International Business Machines
  Corporation......................    38,900        3,071
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                  6,613
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
IT CONSULTING & SERVICES - 0.11%
Electronic Data Systems
  Corporation......................    38,500     $    580
                                                  --------
    TOTAL IT CONSULTING &
      SERVICES.....................                    580
                                                  --------
OFFICE ELECTRONICS - 0.28%
Ikon Office Solutions,
  Incorporated*....................   197,000        1,395
                                                  --------
    TOTAL OFFICE ELECTRONICS.......                  1,395
                                                  --------
SOFTWARE - 1.08%
Cadence Design Systems,
  Incorporated+....................    65,000          658
Computer Associates International,
  Incorporated.....................   324,800        4,827
                                                  --------
    TOTAL SOFTWARE.................                  5,485
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 15,893
                                                  --------
MATERIALS - 4.37%
CHEMICALS - 1.94%
Crompton Corporation...............   130,413          865
Dow Chemical Company...............    62,100        1,614
Hercules, Incorporated+*...........   128,400        1,233
Imperial Chemical Industries,
  PLC..............................   108,300        1,680
Lyondell Chemical Company..........   213,600        2,670
PPG Industries, Incorporated.......    37,600        1,768
                                                  --------
    TOTAL CHEMICALS................                  9,830
                                                  --------
CONTAINERS & PACKAGING - 0.13%
Pactiv Corporation+................    33,400          663
                                                  --------
    TOTAL CONTAINERS & PACKAGING...                    663
                                                  --------
METALS & MINING - 0.63%
Alcan Aluminum Limited.............    61,000        1,717
Alcoa, Incorporated................    66,496        1,467
                                                  --------
    TOTAL METALS & MINING..........                  3,184
                                                  --------
PAPER & FOREST PRODUCTS - 1.67%
International Paper Company........    35,426        1,237
Plum Creek Timber Company,
  Incorporated.....................    47,047        1,064
Sappi Limited......................   218,000        2,673
UPM Kymmene Corporation*...........    63,100        2,063
Weyerhaeuser Company...............    31,500        1,427
                                                  --------
    TOTAL PAPER & FOREST
      PRODUCTS.....................                  8,464
                                                  --------
    TOTAL MATERIALS................                 22,141
                                                  --------
TELECOMMUNICATION SERVICES - 1.68%
Alltel Corporation.................    22,700        1,128
SBC Communications, Incorporated...    44,500        1,142
Sprint Corporation.................    48,280          600
Verizon Communications,
  Incorporated.....................   149,636        5,650
                                                  --------
    TOTAL TELECOMMUNICATION
      SERVICES.....................                  8,520
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
UTILITIES - 4.01%
ELECTRIC UTILITIES - 3.20%
American Electric Power Company,
  Incorporated*....................   119,400     $  3,061
Centerpoint Energy, Incorporated...   103,800          735
CNH Global NV......................   109,800          335
DTE Energy Company.................    45,400        2,047
Entergy Corporation................    81,600        3,598
Northeast Utilities................   182,400        2,745
PG&E Corporation+..................    89,100          967
PPL Corporation....................    14,006          485
Reliant Resources, Incorporated+...    81,856          154
Teco Energy, Incorporated*.........    64,300          952
TXU Corporation....................    81,600        1,171
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                 16,250
                                                  --------
GAS UTILITIES - 0.54%
El Paso Corporation*...............    45,500          353
Equitable Resources,
  Incorporated.....................    39,400        1,403
Peoples Energy Corporation.........    27,000          981
                                                  --------
    TOTAL GAS UTILITIES............                  2,737
                                                  --------
MULTI-UTILITIES - 0.27%
Scana Corporation..................    46,844        1,367
                                                  --------
    TOTAL MULTI-UTILITIES..........                  1,367
                                                  --------
    TOTAL UTILITIES................                 20,354
                                                  --------
    TOTAL COMMON STOCK.............                279,342
                                                  --------

                                      PAR
                                    AMOUNT        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 15.47%
UNITED STATES TREASURY BILLS - 0.54%
Discount Notes, Due 11/14/2002
  (Note B)......................  $    2,720    $  2,719
                                                --------
    TOTAL UNITED STATES
      TREASURY BILLS............                   2,719
                                                --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 14.93%
American AAdvantage Money Market
  Select Fund...................  62,271,221     62,271
AMR Investments Enhanced Yield
  Business Trust................  13,493,430     13,493
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 75,764
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 78,483
                                               --------
TOTAL INVESTMENTS - 109.22%
  (COST $565,300)...............                553,830
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (9.22%)..............                (46,749)
                                               --------
TOTAL NET ASSETS - 100%.........               $507,081
                                               ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,081 or 1.00% of net assets.

(B) At October 31, 2002, securities held as collateral for open futures contracts.

ABBREVIATIONS:

ADR - American Depositary Receipt
MTN - Medium-Term Note
NV - Company
PLC - Public Limited Corporation
TBA - To Be Announced
+ - non-income producing
* - securities on loan

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2002
--------------------------------------------------------------------------------

                                           SHARES        VALUE
                                         -----------   ---------
                                         (DOLLARS IN THOUSANDS)
COMMON STOCK - 92.36%
CONSUMER DISCRETIONARY - 11.19%
AUTO COMPONENTS - 0.32%
Dana Corporation.......................     103,300    $  1,033
Delphi Corporation.....................     101,300         705
                                                       --------
   TOTAL AUTO COMPONENTS...............                   1,738
                                                       --------
AUTOMOBILES - 0.38%
Ford Motor Company.....................     147,537       1,248
General Motors Corporation.............      25,509         848
                                                       --------
   TOTAL AUTOMOBILES...................                   2,096
                                                       --------
HOTELS, RESTAURANTS & LEISURE - 1.80%
Mandalay Resort Group+.................      94,300       2,668
Park Place Entertainment
 Corporation+..........................     133,700         969
Wendy's International, Incorporated*...      53,600       1,698
Yum Brands, Incorporated+..............     202,600       4,565
                                                       --------
   TOTAL HOTELS, RESTAURANTS &
     LEISURE...........................                   9,900
                                                       --------
HOUSEHOLD DURABLES - 2.38%
Centex Corporation.....................      56,800       2,583
Fortune Brands, Incorporated...........      89,700       4,490
Konnklijke Philips Electronics NV......     100,666       1,782
Matsushita Electric Industrial Company
 Limited, ADR..........................     115,000       1,202
Newell Rubbermaid, Incorporated........      91,900       2,980
                                                       --------
   TOTAL HOUSEHOLD DURABLES............                  13,037
                                                       --------
LEISURE EQUIPMENT & PRODUCTS - 1.41%
Eastman Kodak Company*.................     235,100       7,747
                                                       --------
   TOTAL LEISURE EQUIPMENT &
     PRODUCTS..........................                   7,747
                                                       --------
MEDIA - 0.83%
Clear Channel Communications,
 Incorporated+.........................      40,000       1,482
Fox Entertainment Group,
 Incorporated+*........................      87,300       2,131
Interpublic Group Companies,
 Incorporated..........................      79,000         946
                                                       --------
   TOTAL MEDIA.........................                   4,559
                                                       --------
MULTILINE RETAIL - 4.07%
Federated Department Stores,
 Incorporated+.........................     127,000       3,899
May Department Stores Company..........     145,800       3,404
J.C. Penney Company, Incorporated......     323,900       6,170
Sears Roebuck & Company................     338,400       8,886
                                                       --------
   TOTAL MULTILINE RETAIL..............                  22,359
                                                       --------
   TOTAL CONSUMER DISCRETIONARY........                  61,436
                                                       --------
CONSUMER STAPLES - 6.80%
FOOD & DRUG RETAILING - 0.44%
Kraft Foods, Incorporated..............      19,500         770
Kroger Company+........................     110,000       1,633
                                                       --------
   TOTAL FOOD & DRUG RETAILING.........                   2,403
                                                       --------
FOOD PRODUCTS - 1.69%
Conagra, Incorporated..................     161,900       3,926
Kellogg Company........................      53,000       1,689
Sara Lee Company.......................     160,228       3,658
                                                       --------
   TOTAL FOOD PRODUCTS.................                   9,273
                                                       --------

                                           SHARES        VALUE
                                         -----------   ---------
                                         (DOLLARS IN THOUSANDS)
PERSONAL PRODUCTS - 0.39%
Gillette Company.......................      72,000    $  2,151
                                                       --------
   TOTAL PERSONAL PRODUCTS.............                   2,151
                                                       --------
TOBACCO - 4.28%
Gallaher Group PLC, ADR................      99,800       3,882
Imperial Tobacco Group PLC.............     203,400       6,342
Philip Morris Companies,
 Incorporated..........................     325,300      13,256
                                                       --------
   TOTAL TOBACCO.......................                  23,480
                                                       --------
   TOTAL CONSUMER STAPLES..............                  37,307
                                                       --------
ENERGY - 8.54%
ENERGY EQUIPMENT & SERVICES - 1.20%
Duke Energy Corporation................      17,800         365
GlobalSantaFe Corporation..............      81,136       1,939
Royal Dutch Petroleum Company..........      17,100         731
Tidewater, Incorporated................      60,200       1,696
Weatherford International Limited+.....      46,000       1,842
                                                       --------
   TOTAL ENERGY EQUIPMENT & SERVICES...                   6,573
                                                       --------
OIL & GAS - 7.34%
BP Amoco PLC...........................     117,436       4,515
Chevron Texaco Corporation.............      95,281       6,444
ConocoPhillips.........................     231,122      11,209
Devon Energy Corporation...............      79,900       4,035
Marathon Oil Corporation...............     160,000       3,344
Occidental Petroleum Corporation.......     286,100       8,163
Sunoco, Incorporated...................      28,405         852
Valero Energy Corporation..............      49,000       1,725
                                                       --------
   TOTAL OIL & GAS.....................                  40,287
                                                       --------
   TOTAL ENERGY........................                  46,860
                                                       --------
FINANCIALS - 25.65%
BANKS - 10.75%
Bank of America Corporation............     136,603       9,535
FleetBoston Financial Corporation......     354,600       8,294
J P Morgan Chase & Company.............     242,742       5,037
KeyCorp Limited........................     213,700       5,221
Mitsubishi Tokyo Financial Group,
 Incorporated..........................     187,000       1,199
PNC Financial Services Group,
 Incorporated..........................     177,927       7,234
U.S. Bancorp, Incorporated.............     126,060       2,658
UnionBanCal Corporation................      44,000       1,879
Wachovia Corporation-First Union.......     132,000       4,592
Washington Mutual, Incorporated........     308,500      11,032
Wells Fargo & Company..................      46,000       2,322
                                                       --------
   TOTAL BANKS.........................                  59,003
                                                       --------
DIVERSIFIED FINANCIALS - 7.47%
American Express Company...............      49,900       1,815
Bear Stearns Companies, Incorporated...      33,000       2,014
CIT Group, Incorporated................     254,000       4,524
CitiGroup, Incorporated................     248,638       9,187
Federal National Mortgage
 Association...........................      44,100       2,949
Goldman Sachs Group, Incorporated......      26,000       1,862
Ing Groep NV...........................      69,000       1,143
Merrill Lynch & Company, Incorporated..      58,800       2,231
Morgan Stanley Dean Witter Discover &
 Company...............................      53,500       2,082
Principal Financial Group,
 Incorporated+.........................     175,500       4,923
Prudential Financial, Incorporated+....     156,600       4,573

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                           SHARES        VALUE
                                         -----------   ---------
                                         (DOLLARS IN THOUSANDS)
SLM Corporation........................      36,100    $  3,709
                                                       --------
   TOTAL DIVERSIFIED FINANCIALS........                  41,012
                                                       --------
INSURANCE - 7.43%
Ace Limited............................     103,800       3,192
Allmerica Financial Corporation........      46,800         398
Allstate Corporation...................     301,728      12,003
Chubb Corporation......................      34,000       1,918
Cincinnati Financial Corporation.......      63,000       2,393
Hartford Financial Services Group,
 Incorporated..........................      17,700         699
Lowes Corporation......................      37,000       1,596
Metlife, Incorporated..................     337,800       8,067
MGIC Investments Corporation...........     130,800       5,488
St. Paul Companies, Incorporated.......     152,700       5,009
                                                       --------
   TOTAL INSURANCE.....................                  40,763
                                                       --------
   TOTAL FINANCIALS....................                 140,778
                                                       --------
HEALTH CARE - 4.77%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.46%
Alcon, Incorporated+...................      61,000       2,502
                                                       --------
   TOTAL HEALTH CARE EQUIPMENT &
     SUPPLIES..........................                   2,502
                                                       --------
HEALTH CARE PROVIDERS & SERVICES - 1.01%
Aetna, Incorporated....................     105,600       4,256
Cigna Corporation......................      11,900         430
Health Net, Incorporated+..............      37,100         868
                                                       --------
   TOTAL HEALTH CARE PROVIDERS &
     SERVICES..........................                   5,554
                                                       --------
PHARMACEUTICALS - 3.30%
Abbott Laboratories....................      26,200       1,097
Astrazeneca PLC........................      48,000       1,802
Bausch & Lomb, Incorporated*...........     134,400       4,180
Bristol-Myers Squibb Company...........     223,400       5,498
Merck & Company, Incorporated..........      90,600       4,914
Wyeth..................................      19,000         637
                                                       --------
   TOTAL PHARMACEUTICALS...............                  18,128
                                                       --------
   TOTAL HEALTH CARE...................                  26,184
                                                       --------
INDUSTRIALS - 13.23%
AEROSPACE & DEFENSE - 3.60%
Boeing Company.........................     267,200       7,949
Honeywell International,
 Incorporated..........................     157,900       3,780
Northrop Grumman Corporation*..........      12,200       1,258
Raytheon Company.......................     154,000       4,543
United Technologies Corporation........      36,100       2,227
                                                       --------
   TOTAL AEROSPACE & DEFENSE...........                  19,757
                                                       --------
COMMERCIAL SERVICES & SUPPLIES - 2.95%
Cendant Corporation+...................     538,900       6,197
DeLuxe Corporation.....................      14,300         661
Waste Management, Incorporated.........     404,995       9,323
                                                       --------
   TOTAL COMMERCIAL SERVICES &
     SUPPLIES..........................                  16,181
                                                       --------
ELECTRICAL EQUIPMENT - 1.42%
Emerson Electrical Company.............     124,300       5,989
Molex, Incorporated....................      78,000       1,812
                                                       --------
   TOTAL ELECTRICAL EQUIPMENT..........                   7,801
                                                       --------
INDUSTRIAL CONGLOMERATES - 3.53%
3M Company.............................      18,000       2,285
ITT Industries, Incorporated...........      73,200       4,757

                                           SHARES        VALUE
                                         -----------   ---------
                                         (DOLLARS IN THOUSANDS)
Textron, Incorporated..................      65,300    $  2,677
Tyco International Limited.............     668,600       9,668
                                                       --------
   TOTAL INDUSTRIAL CONGLOMERATES......                  19,387
                                                       --------
MACHINERY - 0.39%
Caterpillar, Incorporated..............      52,900       2,161
                                                       --------
   TOTAL MACHINERY.....................                   2,161
                                                       --------
MARINE - 0.35%
Teekay Shipping Corporation*...........      58,100       1,904
                                                       --------
   TOTAL MARINE........................                   1,904
                                                       --------
ROAD & RAIL - 0.99%
Burlington Northern, Incorporated......     149,600       3,849
CSX Corporation........................      57,900       1,598
                                                       --------
   TOTAL ROAD & RAIL...................                   5,447
                                                       --------
   TOTAL INDUSTRIALS...................                  72,638
                                                       --------
INFORMATION TECHNOLOGY - 5.90%
COMMUNICATIONS EQUIPMENT - 0.77%
Motorola, Incorporated.................     128,000       1,174
Tellabs, Incorporated+.................     396,400       3,044
                                                       --------
   TOTAL COMMUNICATIONS EQUIPMENT......                   4,218
                                                       --------
COMPUTERS & PERIPHERALS - 2.44%
Apple Computer, Incorporated+..........      98,000       1,575
Gateway, Incorporated+.................     722,600       2,168
Hewlett Packard Company................     176,600       2,790
International Business Machines
 Corporation...........................      72,800       5,747
NCR Corporation+.......................      51,000       1,134
                                                       --------
   TOTAL COMPUTERS & PERIPHERALS.......                  13,414
                                                       --------
IT CONSULTING & SERVICES - 0.19%
Electronic Data Systems Corporation....      70,300       1,059
                                                       --------
   TOTAL IT CONSULTING & SERVICES......                   1,059
                                                       --------
OFFICE ELECTRONICS - 0.57%
Ikon Office Solutions, Incorporated*...     291,800       2,066
Xerox Corporation+.....................     156,000       1,036
                                                       --------
   TOTAL OFFICE ELECTRONICS............                   3,102
                                                       --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.26%
STMicroelectronics NV..................      72,000       1,416
                                                       --------
   TOTAL SEMICONDUCTOR EQUIPMENT &
     PRODUCTS..........................                   1,416
                                                       --------
SOFTWARE - 1.67%
Cadence Design Systems, Incorporated+..     101,400       1,027
Computer Associates International,
 Incorporated..........................     546,300       8,118
                                                       --------
   TOTAL SOFTWARE......................                   9,145
                                                       --------
   TOTAL INFORMATION TECHNOLOGY........                  32,354
                                                       --------
MATERIALS - 7.30%
CHEMICALS - 3.71%
Air Products & Chemicals,
 Incorporated..........................      37,000       1,635
Crompton Corporation...................     225,808       1,497
Cytec Industries, Incorporated+........      70,000       1,695
Dow Chemical Company...................     117,000       3,041
Hercules, Incorporated+................     218,400       2,096

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                           SHARES        VALUE
                                         -----------   ---------
                                         (DOLLARS IN THOUSANDS)
Imperial Chemical Industries, PLC......     156,900    $  2,434
Lyondell Chemical Company*.............     306,200       3,828
Millennium Chemicals, Incorporated.....     126,000       1,168
PPG Industries, Incorporated...........      62,700       2,949
                                                       --------
   TOTAL CHEMICALS.....................                  20,343
                                                       --------
METALS & MINING - 1.24%
Alcan Aluminum Limited.................      89,500       2,519
Alcoa, Incorporated....................     121,468       2,680
USS - POSCO Industries.................      69,000       1,596
                                                       --------
   TOTAL METALS & MINING...............                   6,795
                                                       --------
PAPER & FOREST PRODUCTS - 2.35%
International Paper Company............      43,282       1,512
Plum Creek Timber Company,
 Incorporated..........................      34,743         786
Sappi Limited..........................     402,000       4,928
UPM Kymmene Corporation................     104,500       3,416
Weyerhaeuser Company...................      50,300       2,279
                                                       --------
   TOTAL PAPER & FOREST PRODUCTS.......                  12,921
                                                       --------
   TOTAL MATERIALS.....................                  40,059
                                                       --------
TELECOMMUNICATION SERVICES - 2.74%
DIVERSIFIED TELECOMMUNICATION - 2.74%
Alltel Corporation.....................      34,200       1,700
SBC Communications, Incorporated.......     141,800       3,639
Sprint Corporation.....................     149,460       1,856
Verizon Communications, Incorporated...     208,032       7,855
                                                       --------
   TOTAL DIVERSIFIED
     TELECOMMUNICATION.................                  15,050
                                                       --------
   TOTAL TELECOMMUNICATION SERVICES....                  15,050
                                                       --------
UTILITIES - 6.24%
ELECTRIC UTILITIES - 4.98%
American Electric Power Company,
 Incorporated*.........................     192,500       4,936
Centerpoint Energy, Incorporated.......     174,900       1,238
Cinergy Corporation....................      22,400         697
CNH Global NV..........................     238,030         726
DTE Energy Company.....................      67,600       3,048
Entergy Corporation....................     130,200       5,741
Northeast Utilities....................     363,700       5,474
PG&E Corporation+......................     152,900       1,659

                                           SHARES        VALUE
                                         -----------   ---------
                                         (DOLLARS IN THOUSANDS)
PPL Corporation........................      24,047    $    832
Reliant Resources, Incorporated+.......     147,547         277
Teco Energy, Incorporated*.............      77,500       1,147
TXU Corporation........................     109,700       1,574
                                                       --------
   TOTAL ELECTRIC UTILITIES............                  27,349
                                                       --------
GAS UTILITIES - 0.84%
El Paso Corporation....................      53,300         413
Equitable Resources, Incorporated......      67,000       2,385
Peoples Energy Corporation.............      50,400       1,832
                                                       --------
   TOTAL GAS UTILITIES.................                   4,630
                                                       --------
MULTI-UTILITIES - 0.42%
Scana Corporation......................      79,202       2,311
                                                       --------
   TOTAL MULTI-UTILITIES...............                   2,311
                                                       --------
   TOTAL UTILITIES.....................                  34,290
                                                       --------
   TOTAL COMMON STOCK..................                 506,956
                                                       --------

                                            PAR
                                           AMOUNT
                                         ----------
SHORT-TERM INVESTMENTS - 12.29%
U.S. TREASURY BILLS - 0.53%
6.35%, Due 12/12/2002 (Note A).........  $    2,925      2,920
                                                      --------
   TOTAL U.S. TREASURY BILLS...........                  2,920
                                                      --------

                                           SHARES        VALUE
                                         -----------   ---------
                                         (DOLLARS IN THOUSANDS)
OTHER SHORT-TERM INVESTMENTS - 11.76%
American AAdvantage Money Market Select
 Fund..................................  61,461,186    $ 61,461
AMR Investments Enhanced Yield Business
 Trust.................................   3,024,136       3,024
                                                       --------
   TOTAL OTHER SHORT-TERM
     INVESTMENTS.......................                  64,485
                                                       --------
   TOTAL SHORT-TERM INVESTMENTS........                  67,405
                                                       --------
TOTAL INVESTMENTS - 104.65% (COST
 $624,190).............................                 574,361
                                                       --------
LIABILITIES, NET OF OTHER ASSETS -
 (4.65%)...............................                 (25,544)
                                                       --------
TOTAL NET ASSETS - 100%................                $548,817
                                                       ========

---------------

(A) At October 31, 2002, security held as collateral for open futures contracts.

ABBREVIATIONS:

ADR - American Depositary Receipt
PLC - Public Limited Corporation
+ - non-income producing
* - securities on loan

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2002
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
COMMON STOCK - 97.21%
CONSUMER DISCRETIONARY - 15.31%
AUTO COMPONENTS - 0.14%
Lear Corporation+.................         600     $    22
Visteon Corporation...............       2,800          18
                                                   -------
    TOTAL AUTO COMPONENTS.........                      40
                                                   -------
AUTOMOBILES - 0.65%
General Motors Corporation........       5,500         183
                                                   -------
    TOTAL AUTOMOBILES.............                     183
                                                   -------
HOTELS, RESTAURANTS & LEISURE - 0.86%
Carnival Corporation..............       1,800          47
Harrah's Entertainment,
  Incorporated+...................         100           4
Hotels.com+*......................         800          50
Marriott International,
  Incorporated*...................         800          25
Wendy's International,
  Incorporated*...................       1,000          32
Yum Brands, Incorporated+.........       3,700          83
                                                   -------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE.....................                     241
                                                   -------
INTERNET & CATALOG RETAIL - 0.47%
Ebay, Incorporated+*..............       2,100         133
                                                   -------
    TOTAL INTERNET & CATALOG
      RETAIL......................                     133
                                                   -------
LEISURE EQUIPMENT & PRODUCTS - 0.42%
Hasbro, Incorporated..............       5,600          57
Mattel, Incorporated..............       2,200          41
Polaris Industries,
  Incorporated....................         300          19
                                                   -------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS....................                     117
                                                   -------
MEDIA - 3.59%
AOL Time Warner, Incorporated+....       6,450          95
Citizens Communications
  Company+*.......................       2,000          17
Comcast Corporation+..............       1,400          32
Cox Radio, Incorporated+*.........         600          14
Fox Entertainment Group,
  Incorporated+*..................       8,300         203
General Motors Corporation+.......       2,300          23
Hearst-Argyle Television,
  Incorporated+...................       3,900          97
Liberty Media Corporation+........       3,500          29
McGraw Hill Companies,
  Incorporated....................         300          19
Tribune Company...................       4,100         197
Viacom, Incorporated+.............       6,236         278
Walt Disney Company...............         100           2
                                                   -------
    TOTAL MEDIA...................                   1,006
                                                   -------
MULTILINE RETAIL - 4.85%
Big Lots, Incorporated+...........       3,200          53
Federated Department Stores,
  Incorporated+...................       1,300          40

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Kohl's Corporation+...............       2,300     $   134
May Department Stores Company.....         100           2
Target Corporation................       4,100         124
Wal-Mart Stores, Incorporated.....      18,800       1,007
                                                   -------
    TOTAL MULTILINE RETAIL........                   1,360
                                                   -------
SPECIALTY RETAIL - 4.13%
Abercrombie and Fitch Company+....       3,800          68
Home Depot, Incorporated..........      16,000         462
Limited Brands, Incorporated......       6,900         108
Lowe's Companies, Incorporated....       7,900         330
Petsmart, Incorporated+...........       3,800          73
Pier 1 Imports, Incorporated......         800          15
Rent-A-Center, Incorporated+......         300          13
TJX Companies, Incorporated.......       4,300          88
                                                   -------
    TOTAL SPECIALTY RETAIL........                   1,157
                                                   -------
TEXTILES & APPAREL - 0.20%
Jones Apparel Group,
  Incorporated+...................       1,600          55
                                                   -------
    TOTAL TEXTILES & APPAREL......                      55
                                                   -------
    TOTAL CONSUMER
      DISCRETIONARY...............                   4,292
                                                   -------
CONSUMER STAPLES - 11.15%
BEVERAGES - 1.79%
Coca Cola Company.................       9,600         446
Pepsico, Incorporated.............       1,270          56
                                                   -------
    TOTAL BEVERAGES...............                     502
                                                   -------
FOOD & DRUG RETAILING - 2.89%
CVS Corporation...................       1,100          30
Kraft Foods, Incorporated.........       8,300         328
Monsanto Company..................       2,108          35
Supervalu, Incorporated...........       3,800          64
Sysco Corporation.................      10,500         333
Walgreen Company..................         600          20
                                                   -------
    TOTAL FOOD & DRUG RETAILING...                     810
                                                   -------
FOOD PRODUCTS - 1.38%
Conagra, Incorporated.............       7,200         175
H.J. Heinz Company................       1,600          51
Sara Lee Corporation..............         800          18
Tyson Foods, Incorporated*........      12,800         142
                                                   -------
    TOTAL FOOD PRODUCTS...........                     386
                                                   -------
HOUSEHOLD PRODUCTS - 3.00%
Black & Decker Corporation........         200           9
Colgate Palmolive Company.........       2,600         143
Newell Rubbermaid, Incorporated...       3,200         104
Procter & Gamble Company..........       6,600         584
                                                   -------
    TOTAL HOUSEHOLD PRODUCTS......                     840
                                                   -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
PERSONAL PRODUCTS - 0.94%
Gillette Company..................       8,800     $   263
                                                   -------
    TOTAL PERSONAL PRODUCTS.......                     263
                                                   -------
TOBACCO - 1.15%
Loews Corporation - Carolina
  Group...........................         500          10
Philip Morris Companies,
  Incorporated....................       6,200         252
R.J. Reynolds Tobacco Holdings,
  Incorporated....................       1,500          61
                                                   -------
    TOTAL TOBACCO.................                     323
                                                   -------
    TOTAL CONSUMER STAPLES........                   3,124
                                                   -------
ENERGY - 1.13%
ENERGY EQUIPMENT & SERVICES - 0.86%
Cooper Cameron Corporation+.......       2,000          93
Rowan Companies, Incorporated+....         300           6
Transocean, Incorporated..........       6,400         141
                                                   -------
    TOTAL ENERGY EQUIPMENT &
      SERVICES....................                     240
                                                   -------
OIL & GAS - 0.27%
Amerada Hess Corporation..........         200          10
Anadarko Petroleum Corporation....         100           5
ConocoPhillips....................       1,100          53
Valero Energy Corporation.........         200           7
                                                   -------
    TOTAL OIL & GAS...............                      75
                                                   -------
    TOTAL ENERGY..................                     315
                                                   -------
FINANCIALS - 11.34%
BANKS - 1.14%
Bank of America Corporation.......       2,100         147
Fleet Boston Financial
  Corporation.....................         700          16
Greenpoint Financial
  Corporation.....................       2,500         109
New York Community Bancorp,
  Incorporated....................         500          15
Washington Mutual, Incorporated...         900          32
                                                   -------
    TOTAL BANKS...................                     319
                                                   -------
DIVERSIFIED FINANCIALS - 7.58%
American Express Company..........       4,600         167
Bear Stearns Companies,
  Incorporated....................       2,700         165
Capital One Financial
  Corporation*....................       3,100          94
CIT Group, Incorporated...........       1,100          20
Citigroup, Incorporated...........      10,200         377
Countrywide Credit Industries,
  Incorporated....................       3,700         186
E*Trade Group, Incorporated+*.....       9,200          41
Federal National Mortgage
  Corporation.....................       3,900         261
First Data Corporation............       5,600         196
Household International,
  Incorporated....................       1,600          38
MBNA Corporation..................      13,750         279
Moody's Corporation*..............       4,400         207
Pinnacle West Capital
  Corporation.....................         100           3

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Charles Schwab Corporation........       9,700     $    89
                                                   -------
    TOTAL DIVERSIFIED
      FINANCIALS..................                   2,123
                                                   -------
INSURANCE - 2.52%
Ambac Financial Group,
  Incorporated....................       4,600         284
American International Group,
  Incorporated....................         700          44
Loews Corporation.................       4,200         181
Marsh & McLennan Companies,
  Incorporated....................         300          14
Phoenix Companies, Incorporated...       1,500          13
Protective Life Corporation.......         100           3
Prudential Financial,
  Incorporated+...................       1,700          50
Travelers Property & Casualty
  Corporation+....................       8,900         118
                                                   -------
    TOTAL INSURANCE...............                     707
                                                   -------
REAL ESTATE - 0.10%
General Growth Properties,
  Incorporated....................         300          14
The St. Joe Company...............         500          15
                                                   -------
    TOTAL REAL ESTATE.............                      29
                                                   -------
    TOTAL FINANCIALS..............                   3,178
                                                   -------
HEALTH CARE - 26.44%
BIOTECHNOLOGY - 2.88%
Amgen, Incorporated+..............      11,352         529
Charles Riv Laboratories
  International+*.................       1,100          40
Chiron Corporation+*..............         900          36
Coventry Health Care,
  Incorporated+...................       1,900          64
Gilead Sciences, Incorporated+*...         900          31
Human Genome Sciences,
  Incorporated+*..................       2,600          25
MedImmune, Incorporated+..........       1,400          36
Millennium Pharmaceuticals,
  Incorporated+...................         300           2
Stryker Corporation...............         500          31
Vertex Pharmaceuticals,
  Incorporated+*..................         700          14
                                                   -------
    TOTAL BIOTECHNOLOGY...........                     808
                                                   -------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.69%
Applied Biosystems Group..........       7,200         146
Baxter International,
  Incorporated....................       4,800         120
Becton Dickinson & Company........      12,000         354
Biomet, Incorporated..............         900          27
Boston Scientific Corporation+....       1,100          41
Guidant Corporation+..............       3,900         115
Medtronic, Incorporated...........         400          18
St. Jude Medical, Incorporated+...         500          18
Zimmer Holdings, Incorporated+....       4,700         194
                                                   -------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES....................                   1,033
                                                   -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
HEALTH CARE PROVIDERS & SERVICES - 5.65%
Aetna, Incorporated...............       4,900     $   197
AmerisourceBergen Corporation.....       1,600         114
Cardinal Health, Incorporated*....       5,600         388
Cigna Corporation.................       1,800          65
HCA, Incorporated.................       1,900          83
McKesson HBOC, Incorporated.......       8,000         238
Mid Atlantic Medical Services,
  Incorporated+...................       1,200          44
Oxford Health Plans,
  Incorporated+...................       2,300          82
PacifiCare Health Systems,
  Incorporated+*..................       1,500          44
Patterson Dental Company,
  Incorporated+*..................         200          10
Quest Diagnostics,
  Incorporated+*..................         300          19
Schein Henry, Incorporated+.......         900          45
Tenet Healthcare Corporation+.....       1,800          52
Unitedhealth Group, Incorporated..       1,800         164
Wellpoint Health Networks,
  Incorporated+...................         500          37
                                                   -------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES....................                   1,582
                                                   -------
PHARMACEUTICALS - 14.22%
Abbott Laboratories...............       6,500         272
Bristol-Myers Squibb Company......       2,500          62
Eli Lilly & Company...............       3,900         216
Forest Laboratories,
  Incorporated+...................       3,700         362
Johnson & Johnson.................      18,400       1,081
Merck & Company, Incorporated.....       1,800          98
Pfizer, Incorporated..............      32,400       1,029
Pharmacia Corporation.............      11,200         482
Schering Plough Corporation.......       3,300          70
Wyeth Corporation.................       9,300         312
                                                   -------
    TOTAL PHARMACEUTICALS.........                   3,984
                                                   -------
    TOTAL HEALTH CARE.............                   7,407
                                                   -------
INDUSTRIALS - 10.67%
AEROSPACE & DEFENSE - 0.92%
Lockheed Martin Corporation.......         100           6
Northrop Grumman Corporation......         700          72
United Technologies Corporation...       2,900         179
                                                   -------
    TOTAL AEROSPACE & DEFENSE.....                     257
                                                   -------
COMMERCIAL SERVICES & SUPPLIES - 2.53%
Apollo Group, Incorporated+.......       2,100          87
Aramark Corporation+..............       1,800          38
Automatic Data Processing,
  Incorporated+...................       4,500         191
Cendant Corporation+..............       5,200          60
Certegy, Incorporated+............       1,200          25
Cintas Corporation*...............         200          10
Deluxe Corporation................       3,700         171
United Parcel Service,
  Incorporated....................       1,100          66
Valassis Communications,
  Incorporated+...................         400          10

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Waste Management, Incorporated....       2,200     $    51
                                                   -------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES....................                     709
                                                   -------
CONSTRUCTION & ENGINEERING - 0.10%
American Standard Companies,
  Incorporated+...................         200          13
Masco Corporation.................         700          14
                                                   -------
    TOTAL CONSTRUCTION &
      ENGINEERING.................                      27
                                                   -------
ELECTRICAL EQUIPMENT - 0.54%
Arrow Electronics,
  Incorporated+*..................       6,900          91
Rockwell Automation,
  Incorporated....................       1,700          28
Vishay Intertechnology,
  Incorporated+*..................       3,200          33
                                                   -------
    TOTAL ELECTRICAL EQUIPMENT....                     152
                                                   -------
INDUSTRIAL CONGLOMERATES - 6.43%
3M Company........................       2,500         317
General Electric Company..........      56,300       1,422
Tyco International, Limited.......       4,400          64
                                                   -------
    TOTAL INDUSTRIAL
      CONGLOMERATES...............                   1,803
                                                   -------
MACHINERY - 0.11%
ITT Industries, Incorporated......         200          13
SPX Corporation+*.................         400          17
                                                   -------
    TOTAL MACHINERY...............                      30
                                                   -------
ROAD & RAIL - 0.04%
Burlington Northern Santa Fe
  Corporation.....................         400          10
                                                   -------
    TOTAL ROAD & RAIL.............                      10
                                                   -------
    TOTAL INDUSTRIALS.............                   2,988
                                                   -------
INFORMATION TECHNOLOGY - 20.08%
COMMUNICATIONS EQUIPMENT - 1.70%
Avaya, Incorporated+*.............           1          --
Brocade Communications Systems,
  Incorporated+...................         900           6
Cisco Systems, Incorporated+......      33,900         379
Motorola, Incorporated............       9,800          90
                                                   -------
    TOTAL COMMUNICATIONS
      EQUIPMENT...................                     475
                                                   -------
COMPUTERS & PERIPHERALS - 4.68%
Dell Computer Corporation+........      26,600         761
International Business Machines
  Corporation.....................       3,000         237
Lexmark International,
  Incorporated+...................       3,300         196
NCR Corporation+..................       4,700         105
Storage Technology Corporation+...         800          14
                                                   -------
    TOTAL COMPUTERS &
      PERIPHERALS.................                   1,313
                                                   -------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.67%
Avnet, Incorporated+*.............      17,200         160

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Fisher Scientific International,
  Incorporated+*..................       2,000     $    57
Ingram Micro, Incorporated+.......       4,200          60
Integrated Circuit Systems,
  Incorporated+...................       2,000          41
Jabil Circuit, Incorporated+*.....       5,500          85
Tech Data Corporation+............       2,000          64
                                                   -------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS.................                     467
                                                   -------
INTERNET SOFTWARE & SERVICES - 0.45%
Edwards JD & Company+*............       2,100          25
Electronic Arts, Incorporated+....       1,100          72
Yahoo, Incorporated+*.............       1,900          28
                                                   -------
    TOTAL INTERNET SOFTWARE &
      SERVICES....................                     125
                                                   -------
IT CONSULTING & SERVICES - 0.34%
Affiliated Computer Services,
  Incorporated+...................       1,100          51
Bearingpoint, Incorporated+.......       5,700          44
                                                   -------
    TOTAL IT CONSULTING &
      SERVICES....................                      95
                                                   -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.69%
Altera Corporation+...............      12,400         145
Analog Devices, Incorporated+.....         600          16
Applied Materials,
  Incorporated+...................         400           6
Broadcom Corporation+.............         100           1
Intel Corporation.................      48,600         841
Linear Technology Corporation.....       4,100         113
Maxim Integrated Products,
  Incorporated....................       2,400          77
Qlogic Corporation+*..............         500          17
Teradyne, Incorporated+...........         300           4
Xilinx, Incorporated+.............       4,900          93
                                                   -------
    TOTAL SEMICONDUCTOR EQUIPMENT
      & PRODUCTS..................                   1,313
                                                   -------
SOFTWARE - 6.55%
Microsoft Corporation+............      28,000       1,497
Oracle Corporation+...............      16,900         172
Sybase, Incorporated+.............         800          10
Symantec Corporation+.............       3,900         156
                                                   -------
    TOTAL SOFTWARE................                   1,835
                                                   -------
    TOTAL INFORMATION
      TECHNOLOGY..................                   5,623
                                                   -------
MATERIALS - 0.22%
METALS & MINING - 0.22%
Alcoa, Incorporated...............         900          20
Newmont Mining Corporation*.......         600          15

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
United States Steel Corporation...       2,100     $    27
                                                   -------
    TOTAL METALS & MINING.........                      62
                                                   -------
    TOTAL MATERIALS...............                      62
                                                   -------
TELECOMMUNICATION SERVICES - 0.84%
DIVERSIFIED TELECOMMUNICATION - 0.50%
AT&T Corporation..................         700           9
Alltel Corporation................         300          15
Sprint Corporation*...............       9,300         116
                                                   -------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION...........                     140
                                                   -------
WIRELESS TELECOMMUNICATION SERVICE - 0.34%
American Tower Corporation+*......       1,788           3
AT&T Wireless Services,
  Incorporated+...................       8,260          56
Sprint Corporation+...............       6,400          22
United States Cellular
  Corporation+*...................         500          14
                                                   -------
    TOTAL WIRELESS
      TELECOMMUNICATION SERVICE...                      95
                                                   -------
    TOTAL TELECOMMUNICATION
      SERVICES....................                     235
                                                   -------
UTILITIES - 0.03%
ELECTRIC UTILITIES - 0.02%
Public Service Enterprise Group...         200           6
                                                   -------
    TOTAL ELECTRIC UTILITIES......                       6
                                                   -------
GAS UTILITIES - 0.01%
El Paso Corporation...............         500           4
                                                   -------
    TOTAL GAS UTILITIES...........                       4
                                                   -------
    TOTAL UTILITIES...............                      10
                                                   -------
    TOTAL COMMON STOCK............                  27,234
                                                   -------
SHORT-TERM INVESTMENTS - 7.65%
American AAdvantage Money Market
  Select Fund.....................   1,923,591       1,924
iShares Russell 1000 Growth Index
  Fund............................       5,940         221
                                                   -------
    TOTAL SHORT-TERM
      INVESTMENTS.................                   2,145
                                                   -------
TOTAL INVESTMENTS - 104.86% (COST
  $32,509)........................                  29,379
                                                   -------
LIABILITIES, NET OF OTHER
  ASSETS - (4.86%)................                  (1,361)
                                                   -------
TOTAL NET ASSETS - 100%...........                 $28,018
                                                   =======

---------------

ABBREVIATIONS:

+ - non-income producing
* - securities on loan

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2002
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
COMMON STOCK - 97.39%
CONSUMER DISCRETIONARY - 24.96%
AUTO COMPONENTS - 1.01%
Arvinmeritor, Incorporated.........    55,700     $    844
Bandag, Incorporated...............     3,600          120
Borg-Warner Automotive,
  Incorporated.....................    11,900          535
Cooper Tire & Rubber Company.......    32,700          426
Hawk Corporation+..................     6,100           13
Tower Automotive, Incorporated+*...    54,000          286
                                                  --------
    TOTAL AUTO COMPONENTS..........                  2,224
                                                  --------
HOTELS RESTAURANTS & LEISURE - 5.65%
Aztar Corporation+.................    13,500          182
Bally Total Fitness Holdings
  Corporation+*....................    30,500          207
Bob Evans Farms, Incorporated......     3,600           90
GTECH Holdings Corporation+........    43,300        1,126
Isle of Capri Casinos,
  Incorporated+*...................    18,300          235
Jack in the Box, Incorporated+.....    80,500        1,746
Lone Star Steakhouse & Saloon,
  Incorporated*....................   213,700        4,453
Mandalay Resort Group+.............   128,300        3,630
Papa John's International,
  Incorporated+*...................    18,000          469
Ryan's Family Steak Houses,
  Incorporated+*...................    25,650          263
                                                  --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE......................                 12,401
                                                  --------
HOUSEHOLD DURABLES - 7.88%
American Greetings Corporation*....    33,500          504
Beazer Homes USA, Incorporated+*...    60,100        3,950
Centex Corporation.................    12,100          550
Furniture Brands International,
  Incorporated+....................    65,400        1,479
Libbey, Incorporated...............    14,300          403
M.D.C. Holdings, Incorporated*.....   123,541        4,638
Maytag Corporation.................    19,900          514
Ryland Group, Incorporated*........     8,800          366
Standard Pacific Corporation.......     9,800          238
Topps, Incorporated+...............   368,600        3,059
The Toro Company...................    11,200          715
Tupperware Corporation.............    53,700          867
                                                  --------
    TOTAL HOUSEHOLD DURABLES.......                 17,283
                                                  --------
INTERNET & CATALOG RETAIL - 0.09%
Insight Enterprises,
  Incorporated+....................    24,800          189
                                                  --------
    TOTAL INTERNET & CATALOG
      RETAIL.......................                    189
                                                  --------
LEISURE EQUIPMENT & PRODUCTS - 0.17%
Callaway Golf Company..............     3,300           40
JAKKS Pacific, Incorporated+.......    14,000          185
Nautilus Group, Incorporated+*.....    11,400          157
                                                  --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................                    382
                                                  --------
MEDIA - 1.17%
Magna Entertainment Corporation+...    80,400          478

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
R.H. Donnelley Corporation+........    66,600     $  1,611
World Wrestling Federation
  Entertainment, Incorporated+*....    60,100          476
                                                  --------
    TOTAL MEDIA....................                  2,565
                                                  --------
MULTILINE RETAIL - 0.63%
BJ's Wholesale Club,
  Incorporated+....................    31,200          631
Dillard's, Incorporated............    36,000          594
ShopKo Stores, Incorporated+*......    12,800          162
                                                  --------
    TOTAL MULTILINE RETAIL.........                  1,387
                                                  --------
SPECIALTY RETAIL - 7.03%
bebe stores, incorporated+*........     4,400           57
Borders Group, Incorporated+.......    67,100        1,156
Buckle, Incorporated+..............    20,200          369
The Boyds Collection, Limited+*....    54,400          397
Burlington Coat Factory Warehouse
  Corporation+.....................    41,000          803
Cato Corporation...................    18,300          336
Children's Place Retail Stores,
  Incorporated+*...................    23,700          209
Foot Locker, Incorporated+.........   351,400        3,444
Footstar, Incorporated+*...........    18,600          135
Genesco, Incorporated+*............   215,900        3,446
Handleman Company+.................    16,100          161
Payless Shoesource,
  Incorporated+....................    20,900        1,055
Rent-A-Center, Incorporated+.......    18,600          825
Stage Stores, Incorporated+*.......    59,800        1,292
United Auto Group, Incorporated+*..    19,700          262
United Rentals, Incorporated+......    70,600          430
Wet Seal, Incorporated+............    10,900          127
Zale Corporation+..................    31,400          917
                                                  --------
    TOTAL SPECIALTY RETAIL.........                 15,421
                                                  --------
TEXTILES & APPAREL - 1.33%
Brown Shoe Company, Incorporated...     4,300           83
Nautica Enterprises,
  Incorporated+*...................    31,000          347
Reebok International, Limited+.....    49,300        1,393
Russell Corporation................    19,400          302
Skechers U.S.A., Incorporated+*....     9,000           89
The Stride Rite Corporation........     4,800           41
Timberland Company+................    18,800          597
Wolverine World Wide,
  Incorporated.....................     4,400           71
                                                  --------
    TOTAL TEXTILES & APPAREL.......                  2,923
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 54,775
                                                  --------
CONSUMER STAPLES - 2.53%
FOOD & DRUG RETAILING - 0.60%
7 Eleven, Incorporated+............    27,500          224
Duane Reade, Incorporated+*........    22,000          423
Fleming Companies, Incorporated*...    50,000          322
Great Atlantic & Pacific Tea,
  Incorporated+*...................     1,700           10
Winn-Dixie Stores, Incorporated*...    23,000          345
                                                  --------
    TOTAL FOOD & DRUG RETAILING....                  1,324
                                                  --------
FOOD PRODUCTS - 1.28%
Del Monte Foods Company+...........    48,200          386

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Dole Food, Incorporated............    27,700     $    814
Pilgrims Pride Corporation*........     5,400           34
Smithfield Foods, Incorporated+....   100,800        1,566
                                                  --------
    TOTAL FOOD PRODUCTS............                  2,800
                                                  --------
TOBACCO - 0.65%
Dimon, Incorporated................    41,200          253
Schweitzer Mauduit International,
  Incorporated.....................    13,700          340
Universal Corporation..............    23,900          842
                                                  --------
    TOTAL TOBACCO..................                  1,435
                                                  --------
    TOTAL CONSUMER STAPLES.........                  5,559
                                                  --------
ENERGY - 3.72%
ENERGY EQUIPMENT & SERVICES - 2.51%
Grey Wolf, Incorporated+...........    44,900          180
GulfMark Offshore, Incorporated+...     4,550           70
Hanover Compressor Company+*.......    73,100          767
Key Energy Services,
  Incorporated+....................    46,800          418
Maverick Tube Corporation+.........    18,000          229
Offshore Logistics,
  Incorporated+*...................    20,600          442
Seacor Smit, Incorporated+.........    18,600          764
Superior Energy Services,
  Incorporated+....................    51,000          418
Tidewater, Incorporated............    36,900        1,039
Universal Compression Holdings,
  Incorporated+*...................    28,500          553
Veritas DGC, Incorporated+.........    25,500          224
W-H Energy Services,
  Incorporated+....................    24,100          401
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                  5,505
                                                  --------
OIL & GAS - 1.21%
Berry Petroleum Company............    14,400          240
Chesapeake Energy Corporation*.....   153,000        1,068
Forest Oil Corporation+............     6,300          157
The Houston Exploration Company+...    27,300          838
Stone Energy Corporation+..........     3,200          103
Swift Energy Company+..............    18,000          130
Tesoro Petroleum Corporation+......     3,800           12
Vintage Petroleum, Incorporated....    11,200          108
                                                  --------
    TOTAL OIL & GAS................                  2,656
                                                  --------
    TOTAL ENERGY...................                  8,161
                                                  --------
FINANCIALS - 23.45%
BANKS - 11.43%
Anchor BanCorp Wisconsin,
  Incorporated.....................    19,600          406
Berkshire Hill Bancorp,
  Incorporated.....................    50,342        1,271
Chemical Financial Corporation.....    18,200          487
Citizens Banking Corporation of
  Michigan.........................     9,800          234
Colonial Bancgroup, Incorporated...   108,300        1,295
Commercial Federal Corporation.....    41,600          967
Community Bank System,
  Incorporated.....................    11,900          381
Corus Bankshares, Incorporated.....    13,500          601
Downey Financial Corporation.......    14,800          573
Evertrust Financial Group,
  Incorporated.....................    30,500          613

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
First Citizens Bancshares,
  Incorporated.....................     8,100     $    808
First Federal Capital
  Corporation......................    18,100          349
First Financial Bankshares,
  Incorporated.....................     9,635          372
First Republic Bank+...............    11,200          227
1st Source Corporation.............     8,150           99
FirstFed Financial Corporation+....    15,900          431
GBC Bancorp California.............     6,400          130
Greater Bay Bancorp*...............    36,300          553
IndyMac Bancorp, Incorporated+.....    52,800          984
Irwin Financial Corporation*.......    25,500          370
Klamath First Bancorp,
  Incorporated.....................    60,300          933
MAF Bancorp, Incorporated..........     5,400          175
MutualFirst Financial,
  Incorporated.....................    55,600        1,070
Old National Bankcorp..............       400           10
PFF Bancorp, Incorporated..........     8,000          246
Republic Bancorp, Incorporated.....    48,800          601
Roslyn Bancorp, Incorporated.......    37,300          618
S&T Bancorp, Incorporated..........    24,500          647
Silicon Valley Bancshares+.........     2,900           54
Tierone Corporation+...............   213,300        2,912
The Trust Company of New Jersey....    10,800          276
Timberland Bancorp, Incorporated...    16,200          274
Trustmark Corporation..............    53,600        1,212
UTD Community Financial
  Corporation......................   133,100        1,147
United National Bancorp............    13,500          287
Unizan Financial Corporation.......     3,100           60
Washington Federal, Incorporated...    58,400        1,440
Webster Financial Corporation of
  Waterbury........................    44,200        1,433
Wesbanco, Incorporated.............    10,100          241
Westcorp, Incorporated.............    14,054          271
                                                  --------
    TOTAL BANKS....................                 25,058
                                                  --------
DIVERSIFIED FINANCIALS - 2.01%
AmeriCredit Corporation+*..........    70,200          533
CompuCredit Corporation+*..........     7,800           36
Credit Acceptance Corporation+.....       900            8
FBL Financial Group, Incorporated..    24,400          500
First American Corporation.........    66,000        1,350
Friedman, Billings, Ramsey &
  Company, Incorporated+...........   120,800        1,206
NCO Group, Incorporated+*..........    15,600          214
Walter Industries, Incorporated*...    40,900          448
WFS Financial, Incorporated+.......     6,214          117
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                  4,412
                                                  --------
INSURANCE - 3.01%
Alfa Corporation...................    22,200          273
Allmerica Financial Corporation....   166,300        1,415
AmerUs Group Company*..............    36,100        1,036
Commerce Group, Incorporated.......    30,300        1,038
Crawford & Company.................     5,800           30
Delphi Financial Group,
  Incorporated*....................     1,372           53
Fremont General Corporation*.......    36,000          178
Horace Mann Educators Corporation..    21,300          320

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Landamerica Financial Group,
  Incorporated.....................    17,000     $    603
Mony Group, Incorporated*..........    40,300        1,030
National Western Life Insurance
  Company+.........................     3,200          295
Stewart Information Services
  Corporation+.....................    15,400          320
                                                  --------
    TOTAL INSURANCE................                  6,591
                                                  --------
REAL ESTATE - 7.00%
American Financial Realty Trust+...   396,000        4,198
AMB Property Corporation...........   117,800        3,157
Interpool, Incorporated............    25,200          396
La Quinta Corporation+.............   201,500          889
LNR Property Corporation*..........   112,400        4,007
Ventas, Incorporated...............   209,000        2,382
Winston Hotels, Incorporated.......    46,950          320
                                                  --------
    TOTAL REAL ESTATE..............                 15,349
                                                  --------
    TOTAL FINANCIALS...............                 51,410
                                                  --------
HEALTH CARE - 5.09%
BIOTECHNOLOGY - 0.45%
Medarex, Incorporated+.............   248,500          987
                                                  --------
    TOTAL BIOTECHNOLOGY............                    987
                                                  --------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.98%
Bausch & Lomb, Incorporated*.......    91,000        2,830
Cytyc Corporation+.................     2,800           29
Discovery Partners International,
  Incorporated+....................    10,100           27
Mine Safety Appliances Company.....     7,200          252
Sola International,
  Incorporated+....................    22,800          285
Thoratec Corporation+*.............   348,722        3,104
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  6,527
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 1.49%
Ameripath, Incorporated+...........    16,000          240
Kindred Healthcare, Incorporated+..    16,300          224
Maximus, Incorporated+*............     9,200          187
Owens & Minor, Incorporated*.......     2,900           43
Pacificare Health Systems,
  Incorporated+*...................    28,400          839
Stewart Enterprises,
  Incorporated+....................    96,300          527
Sunrise Assisted Living,
  Incorporated+*...................    21,000          437
US Oncology, Incorporated+.........    97,501          781
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  3,278
                                                  --------
PHARMACEUTICALS - 0.17%
3 Dimensional Pharmaceutical,
  Incorporated+*...................     8,900           26
ICN Pharmaceuticals,
  Incorporated*....................    40,600          339
                                                  --------
    TOTAL PHARMACEUTICALS..........                    365
                                                  --------
    TOTAL HEALTH CARE..............                 11,157
                                                  --------
INDUSTRIALS - 13.20%
AEROSPACE & DEFENSE - 0.40%
BE Aerospace, Incorporated+........     8,900           27
GenCorp, Incorporated*.............    35,400          290

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Kaman Corporation..................    20,600     $    230
Triumph Group, Incorporated+*......    13,700          337
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                    884
                                                  --------
BUILDING PRODUCTS - 0.84%
Acuity Brands, Incorporated........    13,400          160
NCI Building Systems,
  Incorporated+....................    13,400          251
Nortek, Incorporated+..............     4,900          220
Universal Fastener Products,
  Incorporated.....................    16,500          295
Watsco, Incorporated...............     3,600           58
York International Corporation.....    36,300          854
                                                  --------
    TOTAL BUILDING PRODUCTS........                  1,838
                                                  --------
COMMERCIAL SERVICES & SUPPLIES - 5.86%
Allied Waste Industries,
  Incorporated+*...................   281,100        2,291
Bowne & Company, Incorporated......   246,500        2,465
CSG Systems International,
  Incorporated+....................    47,400          611
eFunds Corporation+................    22,700          200
John H. Harland Company............   116,100        2,223
Heidrick & Struggles International,
  Incorporated+*...................   120,400        1,498
Mac Gray Corporation+..............    44,700          132
Mail-Well, Incorporated+...........    25,200           38
McGrath Rentcorp...................       900           20
National Service Industries,
  Incorporated*....................    78,500          500
New England Business Service,
  Incorporated.....................     2,100           47
Tetra Tech, Incorporated+*.........    21,100          187
United Stationers, Incorporated+...    27,100          806
Valassis Communications,
  Incorporated+....................    50,000        1,290
Wallace Computer Services,
  Incorporated.....................    30,100          551
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                 12,859
                                                  --------
CONSTRUCTION & ENGINEERING - 0.67%
Dycom Industries, Incorporated+....    19,700          214
Mastec, Incorporated+..............    44,100          114
Quanta Services, Incorporated+*....    55,400          176
The Shaw Group, Incorporated+*.....    34,400          515
Texas Industries, Incorporated.....     8,500          206
URS Corporation+*..................    13,300          252
                                                  --------
    TOTAL CONSTRUCTION &
      ENGINEERING..................                  1,477
                                                  --------
ELECTRICAL EQUIPMENT - 0.68%
Ametek Aerospace Products,
  Incorporated.....................     3,200          113
General Cable Corporation..........    30,500           86
Global Power Equipment Group,
  Incorporated+*...................    40,500          166
Rayovac Corporation+*..............    31,300          441
Tecumseh Products Company..........    12,300          558

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Wesco International,
  Incorporated+....................    33,000     $    126
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  1,490
                                                  --------
INDUSTRIAL CONGLOMERATES - 0.04%
Standex International
  Corporation......................     4,300           91
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                     91
                                                  --------
MACHINERY - 2.29%
Albany International Corporation...     8,052          171
Denison International PLC+.........    13,900          199
Esterline Technologies
  Corporation+.....................     8,800          160
Flowserve Corporation+.............    20,400          239
Joy Global, Incorporated+..........   277,700        2,716
Lincoln Electric Holdings,
  Incorporated.....................    11,100          261
Mueller Industries,
  Incorporated+....................     5,600          150
Precision Castparts Corporation....    47,600          924
Semitool, Incorporated+............    16,400          105
Stewart & Stevenson Services,
  Incorporated.....................     3,400           37
Terex Corporation+*................     2,500           29
Watts Industries, Incorporated.....     2,300           38
                                                  --------
    TOTAL MACHINERY................                  5,029
                                                  --------
MARINE - 2.32%
Overseas Shipholding Group
  Incorporated.....................    11,400          198
Teekay Shipping Corporation*.......   148,900        4,881
                                                  --------
    TOTAL MARINE...................                  5,079
                                                  --------
ROAD & RAIL - 0.10%
GATX Corporation...................    10,800          217
                                                  --------
    TOTAL ROAD & RAIL..............                    217
                                                  --------
    TOTAL INDUSTRIALS..............                 28,964
                                                  --------
INFORMATION TECHNOLOGY - 7.86%
COMMUNICATIONS EQUIPMENT - 1.26%
Tellabs, Incorporated+.............   359,700        2,762
                                                  --------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                  2,762
                                                  --------
COMPUTERS & PERIPHERALS - 1.74%
Black Box Corporation+*............    19,900          841
Gateway, Incorporated+.............   892,600        2,678
SPS Technologies, Incorporated+....    12,000          292
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                  3,811
                                                  --------
INTERNET SOFTWARE & SERVICES - 0.92%
BSQUARE Corporation+*..............   221,700          257
Verisign, Incorporated+............   218,100        1,760
                                                  --------
    TOTAL INTERNET SOFTWARE &
      SERVICES.....................                  2,017
                                                  --------
IT CONSULTING & SERVICES - 0.03%
BearingPoint, Incorporated+........     8,700           68
                                                  --------
    TOTAL IT CONSULTING &
      SERVICES.....................                     68
                                                  --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.64%
Credence Systems Corporation+......    90,300          754

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Dupont Photomasks, Incorporated+...    41,300     $    863
ESS Technology, Incorporated+*.....    35,800          195
Genesis Microchip, Incorporated+*..    28,700          336
Nvidia Corporation+*...............   122,500        1,458
                                                  --------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS.....................                  3,606
                                                  --------
SOFTWARE - 2.27%
Citrix Systems, Incorporated+......   125,100          945
Compuware Corporation+.............   475,435        2,306
Lawson Software, Incorporated+*....   439,900        1,738
                                                  --------
    TOTAL SOFTWARE.................                  4,989
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 17,253
                                                  --------
MATERIALS - 5.14%
CHEMICALS - 4.26%
Agrium, Incorporated...............   155,600        1,531
Cabot Corporation..................    56,600        1,340
Celanese AG+*......................    60,500        1,134
Cytec Industries, Incorporated+....    13,200          320
FMC Corporation+...................   120,300        3,680
IMC Global, Incorporated...........   117,100        1,288
NL Industries, Incorporated*.......     3,400           55
                                                  --------
    TOTAL CHEMICALS................                  9,348
                                                  --------
CONSTRUCTION MATERIALS - 0.07%
Centex Construction Products,
  Incorporated*....................     2,700           92
Lone Star Technologies,
  Incorporated+*...................     5,200           68
                                                  --------
    TOTAL CONSTRUCTION MATERIALS...                    160
                                                  --------
CONTAINERS & PACKAGING - 0.26%
Rock Tenn Company..................    28,100          398
Silgan Holdings, Incorporated+.....     9,300          172
                                                  --------
    TOTAL CONTAINERS & PACKAGING...                    570
                                                  --------
METALS & MINING - 0.55%
Commercial Metals Company*.........    14,200          231
Quanex Corporation.................     7,800          277
Steel Dynamics, Incorporated+*.....    28,700          374
Stillwater Mining Company+*........    40,000          320
                                                  --------
    TOTAL METALS & MINING..........                  1,202
                                                  --------
    TOTAL MATERIALS................                 11,280
                                                  --------
TELECOMMUNICATION SERVICES - 0.31%
WIRELESS TELECOMMUNICATION SERVICE - 0.31%
United States Cellular
  Corporation+*....................    24,500          676
                                                  --------
    TOTAL WIRELESS
      TELECOMMUNICATION SERVICE....                    676
                                                  --------
    TOTAL TELECOMMUNICATION
      SERVICES.....................                    676
                                                  --------
UTILITIES - 11.13%
ELECTRIC UTILITIES - 4.14%
Alliant Corporation*...............    36,000          577

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Cleco Corporation..................    42,400     $    591
DQE, Incorporated..................    18,600          296
El Paso Electric Company+..........    46,000          503
Great Plains Energy,
  Incorporated.....................    57,000        1,285
IDACORP, Incorporated*.............    34,700          903
Northeast Utilities................   176,500        2,656
OGE Energy Corporation*............    62,500          997
PNM Resources, Incorporated*.......    36,000          794
UIL Holdings Corporation*..........    13,400          405
WPS Resources Corporation..........     2,000           77
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                  9,084
                                                  --------
GAS UTILITIES - 3.91%
AGL Resources, Incorporated........    51,700        1,215
MDU Resource Group, Incorporated...    63,900        1,576
National Fuel Gas Company..........    73,800        1,489
New Jersey Resources Corporation...     7,700          243
Newfield Exploration Company+......    17,700          619
Nicor, Incorporated................    40,500        1,257
Northwest Natural Gas Company*.....    23,500          705
NUI Corporation*...................    14,600          181
Peoples Energy Corporation.........    32,700        1,189
Southwestern Energy Company+.......     9,300          105
                                                  --------
    TOTAL GAS UTILITIES............                  8,579
                                                  --------
MULTI-UTILITIES - 3.08%
Aquila, Incorporated...............   148,100          548
Avista Corporation.................    44,000          453
Black Hills Corporation*...........    24,800          654
Energen Corporation................    31,800          887
Hawaiian Electric Industries,
  Incorporated*....................    33,500        1,604
Mirant Corporation+................   211,200          452
Northwestern Corporation*..........    25,200          214
Questar Corporation................    75,400        1,945
                                                  --------
    TOTAL MULTI-UTILITIES..........                  6,757
                                                  --------
    TOTAL UTILITIES................                 24,420
                                                  --------
    TOTAL COMMON STOCK.............                213,655
                                                  --------

                                     PAR
                                   AMOUNT       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 22.42%
U.S. TREASURY BILLS - 0.47%
4.775%, Due 12/12/2002 (Note
  A)...........................  $     1,030   $  1,028
                                               --------
    TOTAL U.S. TREASURY
      BILLS....................                   1,028
                                               --------

                                   SHARES
                                 -----------
OTHER SHORT-TERM INVESTMENTS - 21.95%
American AAdvantage Money
  Market Select Fund...........   40,119,431     40,119
AMR Investments Enhanced Yield
  Business Trust...............    7,949,386      7,949
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS..............                  48,068
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS..............                  49,096
                                               --------
TOTAL INVESTMENTS - 119.81%
  (COST $296,824)..............                 262,751
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (19.81%)............                 (43,445)
                                               --------
TOTAL NET ASSETS - 100%........                $219,306
                                               ========

---------------

(A) At October 31, 2002, security held as collateral for open futures contracts.

ABBREVIATIONS:

PLC - Public Limited Corporation
+ - non-income producing
* - securities on loan

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2002
--------------------------------------------------------------------------------

                                            SHARES       VALUE
                                          -----------   --------
                                          (DOLLARS IN THOUSANDS)
STOCKS - 96.96%
ARGENTINA - 0.15%
Perez Companc SA, ADR+*.................       9,739    $    52
                                                        -------
   TOTAL ARGENTINA......................                     52
                                                        -------
BRAZIL - 6.63%
Banco Itau SA, ADR*.....................      11,536        256
Banco Bradesco SA, ADR+*................       2,521         34
Brasil Telecom Participacoes, ADR*......         979         27
Brasil Telecom SA.......................         273          3
Celular CRT Participacoes SA+...........     359,400         32
Cemig Companhia Energy MG+..............  22,073,213        150
Companhia de Bebidas Das America,
 ADR*...................................      14,359        208
Companhia Energetica de Minas, ADR......       5,961         41
Companhia Vale Do Rio Doce, ADR*........       1,500         40
Companhia Vale Do Rio Doce, Preferred,
 ADR*...................................       6,888        176
Embraer Empresa Brasileira de, ADR*.....       8,574        134
Petroleo Brasileiro SA, ADR*............      28,102        372
Petroleo Brasileiro SA, Preferred,
 ADR*...................................       8,016         97
Sabesp Cia Saneam+......................   5,850,000        141
Tele Celular Sul Participacoes, ADR*....       8,855         70
Tele Norte Leste Participacoes SA,
 ADR*...................................      17,000        118
Telecomunicacoes Brasileiras, ADR*......       8,960        157
Telesp Celular Participacoes............         100         --
Ultrapar Participacoes SA, ADR..........      12,400         79
Unibanco Uniao de Barncos Brasileiras,
 GDR*...................................      13,200        120
Votorantim Celulose e Papel SA, ADR.....       2,150         33
                                                        -------
   TOTAL BRAZIL.........................                  2,288
                                                        -------
CHILE - 0.32%
Compania de Telecom de Chile, ADR*......       4,970         43
Enersis SA, ADR+*.......................         700          3
Quinenco SA, ADR........................      16,700         63
                                                        -------
   TOTAL CHILE..........................                    109
                                                        -------
CHINA - 4.31%
Beijing Datang Power Generation Company
 Limited*...............................      50,000         16
BYD Company Limited+....................      17,000         35
China Mobile Limited+...................     184,000        453
China Mobile Hong Kong Limited, ADR+*...      17,500        214
China National Offshore Oil Company
 Limited................................     102,000        127
Cosco Pacific Limited...................     112,000         90
Huaneng Power International,
 Incorporated...........................     150,000        108
Petrochina Company......................     980,000        183
Sinopec Shanghai Petrochemical Company
 Limited+...............................   1,157,000        150
TravelSky Technology Limited............      99,000         63
Yanzhou Coal Mining.....................     136,000         49
                                                        -------
   TOTAL CHINA..........................                  1,488
                                                        -------
CZECH REPUBLIC - 0.15%
Komercni Banka A S*.....................       2,500         53
                                                        -------
   TOTAL CZECH REPUBLIC.................                     53
                                                        -------

                                            SHARES       VALUE
                                          -----------   --------
                                          (DOLLARS IN THOUSANDS)
EGYPT - 0.95%
Commercial International Bank Egypt SAE,
 GDR, 144A (Note A).....................      19,700    $   101
MISR International Bank SAE, GDR, 144A
 (Note A)...............................      26,562         39
Orascom Construction....................      15,023         85
Suez Cement Company SAE, GDR, 144A (Note
 A).....................................      18,469        104
                                                        -------
   TOTAL EGYPT..........................                    329
                                                        -------
HONG KONG - 1.87%
Aluminum Corporation of China Limited+..     969,000        107
Brilliance China........................     682,000         81
Qingling Motors Company.................     872,000         86
Shandong International Power............     534,000        115
Shanghai Industrial Holdings Limited*...      60,000         93
Texwinca Holdings.......................      64,000         41
Sinopec Yizheng Chemical Fibre Company
 Limited................................     989,000        120
                                                        -------
   TOTAL HONG KONG......................                    643
                                                        -------
HUNGARY - 2.18%
Egis Gyogyszergyar+.....................         353         19
Magyar Olaj Es Gas......................       7,749        160
Matav RT................................      64,478        201
Matav RT, ADR...........................       1,874         29
Mol Magyar Olaj Es Gazipari RT, GDR.....       1,215         25
OTP Bank GDR............................       2,735         48
OTP Bank................................      12,404        110
Richter Gedeon Vegyeszeti...............       3,100        161
                                                        -------
   TOTAL HUNGARY........................                    753
                                                        -------
INDIA - 8.42%
Bharat Petrol Corporation, 144A (Note
 A).....................................      22,233         87
Bajaj Auto Limited, GDR, 144A (Note A)..       9,650         82
Gas Authority of India Limited, GDR.....      11,650         90
Gas Authority of India Limited, GDR,
 144A (Note A)..........................      20,800        161
Grasim Industries Limited, GDR, 144A
 (Note A)...............................      10,800         68
Gujarat Ambuja Cements Limited, GDR.....      20,050         67
Housing Development Finance Corporation
 Bank Limited, ADR*.....................       5,310         70
Hindalco Industries Limited, GDR, 144A
 (Note A)...............................      16,400        168
ICICI Limited, ADR*.....................      17,000        105
Indian Hotels+..........................      26,250         79
Infosys Technologies Limited, ADR*......       1,144         82
ITC Limited.............................       9,700        123
ITC Limited, GDR+.......................       5,750         74
Larsen & Toubro, GDR....................       3,350         26
Mahanagar Telephone Nigam Limited.......      40,000         79
Mahanagar Telephone Nigam Limited, 144A
 (Note A)*..............................      67,600        259
Mahindra & Mahindra Limited, GDR, 144A
 (Note A)...............................      42,800         71
Ranbaxy Laboritories Limited, GDR.......       5,120         62
Reliance Industries Limited.............       6,560         72
Reliance Industries Limited, GDR........      47,905        264

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                            SHARES       VALUE
                                          -----------   --------
                                          (DOLLARS IN THOUSANDS)
Reliance Industries Limited, GDR, 144A
 (Note A)...............................       8,200    $    90
Satyam Computer.........................      19,000         93
State Bank of India, GDR................      14,000        149
State Bank of India, GDR, 144A (Note
 A).....................................      11,800        126
Tata Engineering, GDR+..................      48,600        143
Tata Engineering and Locomotive Limited,
 GDR+...................................      43,400        128
TATA Tea Limited, GDR...................       4,500         13
Wipro Limited, ADR*.....................       2,540         73
                                                        -------
   TOTAL INDIA..........................                  2,904
                                                        -------
INDONESIA - 2.14%
Astra International+....................     388,000         87
Gudang Garam (Perus)....................     102,000         79
Hanjaya Mandala Sampoerna...............     203,000         65
Indofoods Sukses Makmur.................   1,344,000         91
PT Bank Central Asia....................     255,500         51
PT Indonesian Satellite Corporation.....      73,000         62
Ramayana Lestari........................      74,500         20
Telekomunikasi..........................     851,500        284
                                                        -------
   TOTAL INDONESIA......................                    739
                                                        -------
ISRAEL - 2.55%
Audio Codes Limited+....................      15,500         30
Bank Hapoalim BM+.......................     163,280        243
Check Point Software+*..................      12,400        171
ECI Telecom Limited+....................      41,561         62
RADWARE Limited+........................       2,349         17
Teva Pharmaceutical Industries Limited,
 ADR*...................................       4,254        329
TTI Team Telecom+*......................       4,510         28
                                                        -------
   TOTAL ISRAEL.........................                    880
                                                        -------
MALAYSIA - 3.59%
AMMB Holdings BHD.......................      46,200         52
Celcom+.................................     179,000        114
Commerce Asset Holdings.................      54,000         47
Gamuda Berhad...........................      84,000        126
Genting Berhad..........................      24,200         84
Magnum Corporation Berhad...............     125,000         79
Malayan Bank Berhad.....................      76,800        167
Malaysia International Shipping
 Corporation Berhad.....................      92,900        171
Malaysian Pacific.......................      11,000         38
Perusahaan Otomobl......................      11,000         23
Public Bank Berhad......................      53,000         33
Resorts World Berhad....................      23,000         54
Sime Darby Berhad.......................     157,000        205
SP Setia Berhad.........................      70,499         45
Tan Chong Motor Holdings Berhad.........       1,000         --
                                                        -------
   TOTAL MALAYSIA.......................                  1,238
                                                        -------
MEXICO - 10.05%
America Movil SA Dec V, ADR*............      19,855        267
Apasco SA...............................      19,200        111
Cemex SA, ADR*..........................       6,866        139
Cemex SA................................      24,082         98
Coca-Cola Femsa SA, ADR.................       6,775        141

                                            SHARES       VALUE
                                          -----------   --------
                                          (DOLLARS IN THOUSANDS)
Consorico Ara SA+.......................      70,900    $   104
Controladora Commercial Mexicana SA+....     281,300        161
Desc SA de CV...........................     319,400        135
Fomento Economico Mexicano+.............      10,000         36
Fomento Economico Mexicano, ADR*........       2,538         92
GF BBVA Bancomer+.......................     335,300        264
Grupo Aeroportuario+....................       6,300          7
Grupo Aeroportuario, ADR*...............      10,700        118
Grupo Continential......................      62,850         93
Grupo Financiero BBVA Bancomer, ADR+....       3,900         61
Grupo Modelo SA DE......................      35,300         90
Kimberly Clark de Mexico................     141,500        342
Telefonos de Mexico SA, ADR*............      31,148        950
Walmart de Mexico, Series C.............     103,426        258
                                                        -------
   TOTAL MEXICO.........................                  3,467
                                                        -------
PANAMA - 0.06%
Banco Latino Americano de Exportacions..       6,300         19
                                                        -------
   TOTAL PANAMA.........................                     19
                                                        -------
PHILIPPINES - 1.1%
ABS-CBN Holdings Corporation............     145,000         46
Ayala Land Incorporated.................     294,000         28
Bank of Philippine Island...............      70,680         55
Manila Electric Company.................     366,900        140
Philippine Long Distance Telephone
 Company+...............................      10,400         45
Philippine Long Distance Telephone
 Company, ADR+*.........................      10,700         45
Universal Robina........................     330,000         20
                                                        -------
   TOTAL PHILIPPINES....................                    379
                                                        -------
POLAND - 2.76%
Bank Pekao..............................       7,940        189
Bank Pekao, GDR.........................         739         18
Bank Przemyslowo-Handlowy SA............       2,267        142
KGHM Polska Miedz+......................      78,591        239
Polski Koncern Naftowy SA...............      36,369        173
Polski Koncern Naftowy Orlen SA.........       3,000         29
Telekomunikacja PO+.....................      35,771        122
Telekomunikacja Polska, GDR+............      11,783         40
                                                        -------
   TOTAL POLAND.........................                    952
                                                        -------
RUSSIA - 3.37%
Mobile Telesystems......................       2,000         65
RAO Gazprom, ADR*.......................       2,200         29
Oil Company Lukoil, ADR*................      10,077        658
Surgutneftegaz JSC, ADR*................       9,811        176
Surgutneftegaz JSC, Preferred, ADR......       2,228         51
Yukos*..................................       1,321        183
                                                        -------
   TOTAL RUSSIA.........................                  1,162
                                                        -------
SINGAPORE - 0.26%
People's Food Holdings Limited*.........      55,000         31
TPV Technology*.........................     173,000         59
                                                        -------
   TOTAL SINGAPORE......................                     90
                                                        -------
SOUTH AFRICA - 10.39%
Amalagated Bank of South Africa Group
 Limited................................      55,300        177

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                            SHARES       VALUE
                                          -----------   --------
                                          (DOLLARS IN THOUSANDS)
Anglo American PLC......................      39,085    $   500
Anglo American..........................      25,012        327
Anglo American Platnum..................       3,860        139
Aveng...................................      64,300         63
Barloworld Limited......................       3,110         17
Bidvest Group...........................      50,830        219
Dimension Data Holdings PLC+............     188,900         65
Firstrand Limited+......................      88,138         61
Gold Fields.............................      15,275        175
Gold Fields Limited.....................         700          8
Impala Platinum.........................       1,129         65
Liberty Group Limited...................       4,000         22
M Cell+.................................      20,540         23
Metro Cash and Carry+...................     305,727         71
Nampak Limited..........................     147,200        201
Nedcor Limited..........................      25,900        280
Old Mutual..............................     333,387        415
Sage Group Limited+.....................      47,861         11
Sanlam Limited+.........................      68,050         51
Sappi...................................       6,156         73
Sappi Limited, ADR......................       1,320         16
Sasol Limited...........................      18,502        202
Sasol Limited ADR*......................         925         10
Shoprite Holdings Limited...............      80,000         54
Standard Bank Investment Corporation....      34,040        100
Steinhoff International Holdings+.......     105,000         75
Tiger Brands Limited....................      21,150        146
Woolworths Holdings.....................      45,574         20
                                                        -------
   TOTAL SOUTH AFRICA...................                  3,586
                                                        -------
SOUTH KOREA - 20.02%
Cheil Communication.....................       1,300         95
Cheil Jedang............................       3,970        139
CJ39 Shopping Corporation...............       2,261         95
Daishin Securities......................       8,510        115
Humax Company Limited...................       2,250         34
Hyundai Development Company+............      35,790        195
Hyundai Marine and Fire Insurance
 Company Limited........................       1,990         47
Hyundai Mobis...........................       8,930        200
Hyundai Motor Company...................      14,760        375
Hyundai Motor Company Limited+..........       4,640         58
Korea Exchange Bank Credit Services
 Company Limited........................      12,100        109
Kookmin Bank, ADR.......................       7,600        246
Kookmin Bank............................       2,750         92
Korea Electric Power Corporation........      31,690        480
Korea Tobacco & Ginseng Corporation,
 GDR....................................      28,000        207
KT Corporation, ADR+*...................      11,300        232
LG Chemical Limited.....................       5,910        177
LG Investment & Securities..............      14,270        187
LG Electronics, Incorporated+...........       8,925        271
LG Household & Health Care Limited+.....       1,750         52
Pohang Iron and Steel Limited...........       5,520        519
POSCO, ADR..............................       1,500         35
Samsung Electronics.....................       4,420      1,251

                                            SHARES       VALUE
                                          -----------   --------
                                          (DOLLARS IN THOUSANDS)
Samsung Electronics, Preferred+.........       1,030    $   139
Samsung Securities Company+.............       8,510        221
Samsung Company.........................      31,960        181
Samsung SDI Company Limited.............       1,900        118
Seoul Securities Company Limited........      13,190         48
Shinhan Financial Group.................      17,750        187
Shinsegae Company Limited...............         440         59
SK Corporation..........................      30,720        347
SK Telecom..............................       1,820        336
Tongyang Confect........................       1,360         63
                                                        -------
   TOTAL SOUTH KOREA....................                  6,910
                                                        -------
TAIWAN - 11.59%
Accton+.................................     106,075        131
Advanced Semiconductor, ADR+*...........      18,463         50
ASE+....................................     121,530         66
ASE Test Limited+*......................       5,000         21
Asustek Computer, Incorporated..........     161,250        334
Asustek Computer, Incorporated, GDR.....       5,400         11
China Steel Corporation.................     132,420         71
China Trust Finance+....................     325,340        259
Compal Electronics, Incorporated........      78,200         87
CTCI Corporation........................     147,000         69
Elan Microelectron+.....................      94,060         68
Formosa Chemical & Fiber Company........      51,668         47
Formosa Plastic.........................      98,000        108
Hon Hai Precision.......................      57,750        209
Largan Precision Company................      10,400         64
Nan Ya Plastics.........................     106,817         92
Novatek Microelect......................      27,600         60
Phoenixtec Power Company Limited........      59,000         40
Powerchip Semiconductor Corporation,
 144A (Note A)..........................       8,900         33
Premier Image Technology................      55,000         90
Quanta Computers+.......................      73,200        149
Siliconware Precis+.....................     144,580         78
SinoPac Holdings+.......................     680,112        285
Standard Foods Taiwan Limited, GDR, 144A
 (Note A)...............................      27,272         29
Taipei Bank.............................      83,640         72
Taishin Financial Holdings Company
 Limited+...............................     322,000        145
Taiwan Cellular Corporation.............     236,150        206
Taiwan Cement+..........................      45,000         11
Taiwan Semiconductor Manufacturing
 Company Limited+.......................     407,440        545
United Microelectronics Corporation+....     452,697        328
United Microelectronics Corporation,
 ADR+*..................................      17,700         73
Yaego Corporation+......................     566,000        168
                                                        -------
   TOTAL TAIWAN.........................                  3,999
                                                        -------
THAILAND - 2.86%
Advanced Information Services...........      48,900         40
Bangkok Bank+...........................      91,000        129
Bec World...............................       6,900         31
Hana Microelectronics+..................      60,000         78
Land & Houses Public Company Limited....      22,000         38

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                            SHARES       VALUE
                                          -----------   --------
                                          (DOLLARS IN THOUSANDS)
PTT Exploration and Production Public
 Company Limited........................      46,900    $   128
Siam Cement Public Company Limited......       4,800        108
Siam Commercial Bank+...................     234,000        142
Siam Makro Public Company Limited.......      51,600         45
Thai Farmers Bank+......................     347,900        249
                                                        -------
   TOTAL THAILAND.......................                    988
                                                        -------
TURKEY - 1.09%
AkBank+.................................  19,657,400         56
Akcansa Cimento SA......................  11,049,600         65
Hurriyet Gazete+........................  16,830,200         40
KOC Holdings+...........................   5,297,000         56
T Garanti Bankasi+......................  12,635,039         14
Turkcell Iletisim+......................   6,337,500         38
Tupras..................................  21,950,000        107
                                                        -------
   TOTAL TURKEY.........................                    376
                                                        -------

                                            SHARES       VALUE
                                          -----------   --------
                                          (DOLLARS IN THOUSANDS)
VENEZUELA - 0.15%
Compania Anonima Nacional Telfonos de
 Venezuela, ADR.........................       4,509    $    53
                                                        -------
   TOTAL VENEZUELA......................                     53
                                                        -------
   TOTAL STOCKS.........................                 33,457
                                                        -------
SHORT TERM INVESTMENTS - 16.23%
American AAdvantage Money Market Select
 Fund...................................   5,596,106      5,596
                                                        -------
   TOTAL SHORT TERM INVESTMENTS                           5,596
                                                        -------
TOTAL INVESTMENTS - 113.19%
 (COST $42,474).........................                 39,053
                                                        -------
LIABILITIES, NET OF OTHER ASSETS -
 (13.19%)...............................                 (4,552)
                                                        -------
TOTAL NET ASSETS - 100%.................                $34,501
                                                        =======

---------------
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,418 or 4.11% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt
+ - non-income producing
* - Securities lending

AMERICAN AADVANTAGE EMERGING MARKETS FUND
EMERGING MARKETS SECTOR DIVERSIFICATION
October 31, 2002
--------------------------------------------------------------------------------

                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
Consumer Discretionary......................................       8.64%
Consumer Staples............................................       4.96%
Energy......................................................       8.86%
Financials..................................................      18.83%
Health Care.................................................       1.65%
Industrials.................................................       9.54%
Information Technology......................................      12.72%
Materials...................................................      14.94%
Short-Term Investments......................................      16.22%
Telecommunications Services.................................      12.64%
Utilities...................................................       4.19%
Other Liabilities...........................................     (13.19%)
                                                                 -------
        NET ASSETS..........................................     100.00%
                                                                 =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2002
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 84.01%
CABLE/MEDIA - 7.90%
Clear Channel Communications, 7.25%, Due 9/15/2003..........  $     2,000     $  2,039
Dex Media East, Limited, 9.875%, Due 11/15/2009.............          750          772
EchoStar Communications Corporation, 9.375%, Due 2/1/2009...        1,000        1,000
EchoStar DBS Corporation, 9.125%, Due 1/15/2009.............          500          494
Paxon Communications Corporation, 12.25%, Due 1/15/2009.....        2,500        1,225
Regal Cinemas Corporation, 9.375%, Due 2/1/2012.............        1,071        1,119
Time Warner, Incorporated, 7.75%, Due 6/15/2005.............          500          513
Time Warner, Incorporated, 8.11%, Due 8/15/2006.............        1,400        1,442
                                                                              --------
    TOTAL CABLE/MEDIA.......................................                     8,604
                                                                              --------
CASINO/GAMING - 6.42%
Aztar Corporation, 9.00%, Due 8/15/2011.....................        1,500        1,496
Chumash Casino & Resort Enterprises, 9.00%, Due 7/15/2010...        1,250        1,302
Horseshoe Gaming, LLC, 8.625%, Due 5/15/2009................        3,314        3,488
Wynn Las Vegas, LLC, 12.00%, Due 11/1/2010..................          750          705
                                                                              --------
    TOTAL CASINO/GAMING.....................................                     6,991
                                                                              --------
CHEMICALS - 5.08%
FMC Corporation,
  6.375%, Due 9/1/2003......................................          750          747
  10.25%, Due 11/1/2009.....................................        1,000        1,030
IMC Global, Incorporated, 11.25%, Due 6/1/2011..............        1,825        1,962
Macdermid, Incorporated, 9.125%, Due 7/15/2011..............          750          791
Methanex Corporation, 7.75%, Due 8/15/2005..................        1,000        1,000
                                                                              --------
    TOTAL CHEMICALS.........................................                     5,530
                                                                              --------
CONSTRUCTION & ENGINEERING - 4.71%
Brand Services, Incorporated, 12.00%, Due 10/15/2012*.......        1,200        1,188
K. Hovnanian Enterprises, Incorporated, 8.875%, Due
  4/1/2012, 144A (Note A)...................................        2,150        1,957
Schuler Homes, Incorporated, 9.375%, Due 7/15/2009..........        1,500        1,492
Toll Corporation, 8.25%, Due 12/1/2011......................          500          492
                                                                              --------
    TOTAL CONSTRUCTION & ENGINEERING........................                     5,129
                                                                              --------
CONSUMER PRODUCTS - 3.05%
Bausch & Lomb, Incorporated, 6.75%, Due 12/15/2004..........          930          912
Bausch & Lomb, Incorporated, 6.50%, Due 8/1/2005............          500          492
Bausch & Lomb, Incorporated, 7.125%, Due 8/1/2028...........        1,107          891
Russell Corporation, 9.25%, Due 5/1/2010, 144A (Note A).....        1,000        1,030
                                                                              --------
    TOTAL CONSUMER PRODUCTS.................................                     3,325
                                                                              --------
ENERGY - 6.69%
Compton Petroleum Corporation, 9.90%, Due 5/15/2009, 144A
  (Note A)..................................................        1,000        1,030
Ferrellgas Partners, Limited, 8.75%, Due 6/15/2012..........        1,000        1,020
Frontier Oil Corporation, 11.75%, Due 11/15/2009............        1,000        1,000
Newfield Exploration Company, 8.375%, Due 8/15/2012.........        1,000        1,061
Sierra Pacific Power Company, 8.00%, Due 6/1/2008...........        1,500        1,335

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Teco Energy, Incorporated, 7.20%, Due 5/1/2011..............  $     1,000     $    812
Vintage Petroleum, Incorporated, 8.25%, Due 5/1/2012, 144A
  (Note A)..................................................        1,000        1,020
                                                                              --------
    TOTAL ENERGY............................................                     7,278
                                                                              --------
FOOD/RESTAURANT - 5.53%
Advantica Restaurant Group, Incorporated, 12.75, Due
  9/30/2007.................................................        1,000        1,001
Corn Products International, Incorporated, 8.25%, Due
  7/15/2007.................................................        1,000          962
FM 1993A Corporation (Jack in the Box), 9.75%, Due
  11/1/2003.................................................        2,901        2,908
Herbalife International, Incorporated, 11.75%, Due
  7/15/2010, 144A (Note A)..................................        1,250        1,144
                                                                              --------
    TOTAL FOOD/RESTAURANT...................................                     6,015
                                                                              --------
INFORMATION TECHNOLOGY - 2.06%
Computer Associates International, Incorporated, 6.375%, Due
  4/15/2005*................................................        2,130        1,981
Peregrine Systems, Incorporated, 5.50%, Due 11/15/2007+.....        1,000          261
                                                                              --------
    TOTAL INFORMATION TECHNOLOGY............................                     2,242
                                                                              --------
INDUSTRIAL - 16.91%
AAF McQuay, Incorporated, 8.875%, Due 2/15/2003.............        2,000        2,010
Appleton Papers, Incorporated, 12.50%, Due 12/15/2008, 144A
  (Note A)..................................................          750          780
Asbury Automotive Group, Incorporated, 9.00%, Due 6/15/2012,
  144A (Note A).............................................        1,600        1,360
Collins & Aikman Corporation, 10.75%, Due 12/31/2011, 144A
  (Note A)*.................................................        2,000        1,850
Dana Corporation, 6.25%, Due 3/1/2004.......................        2,250        2,154
Day International Group, Incorporated, 11.125%, Due
  6/1/2005..................................................        1,500        1,500
Foamex International, Incorporated, 10.75%, Due 4/1/2009,
  144A (Note A).............................................        1,600          896
Goodyear Tire & Rubber Company, 8.125%, Due 3/15/2003.......        2,000        1,980
Joy Global, Incorporated, 8.75%, Due 3/15/2012..............        1,950        1,960
Owens-Brockway Glass Containers, Incorporated, 8.875%, Due
  2/15/2009, 144A (Note A)..................................        1,740        1,788
TransDigm, Incorporated, 10.375%, Due 12/1/2008.............        1,000        1,010
Tyco International Group S.A., 6.375%, Due 6/15/2005........          750          683
Tyco International Group S.A., 6.125%, Due 11/1/2008........          500          430
                                                                              --------
    TOTAL INDUSTRIAL........................................                    18,401
                                                                              --------
MEDICAL/HEALTHCARE - 13.11%
aaiPharma Incorporated, 11.00%, Due 4/1/2010................        1,500        1,440
Athena Neurosciences, Incorporated, 7.25%, Due 2/21/2008....        2,100          945
Bio Radiation Labs, Incorporated, 11.625%, Due 2/15/2007....        1,500        1,674
Extendicare Health Services, Incorporated, 9.50%, Due
  7/1/2010, 144A (Note A)...................................        1,550        1,519
Fisher Scientific International, Incorporated, 9.00%, Due
  2/1/2008..................................................        1,500        1,553
National Health Investors, 7.00%, Due 2/1/2004..............        1,500        1,395
National Health Investors, 7.30%, Due 7/16/2007.............        1,000          900
Pacificare Health Systems, Incorporated, 10.75%, Due
  6/1/2009, 144A (Note A)...................................        1,750        1,820
Prime Medical Services, Incorporated, 8.75%, Due 4/1/2008...        1,000          950
Sepracor, Incorporated, 5.75%, Due 11/15/2006...............        1,750          991
Vicar Operating, Incorporated, 9.875%, Due 12/1/2009........        1,016        1,087
                                                                              --------
    TOTAL MEDICAL/HEALTHCARE................................                    14,274
                                                                              --------
RETAIL - 7.82%
AutoNation, Incorporated, 9.00%, Due 8/1/2008...............        2,570        2,615
Dollar General Corporation, 8.625%, Due 6/15/2010...........        2,250        2,287

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Pep Boys -- Manny Moe & Jack, The, 6.71%, Due 11/3/2004.....  $     1,000     $    963
Pep Boys -- Manny Moe & Jack, The, 6.88%, Due 3/6/2006......        1,000          932
UnitedAuto Group, Incorporated, 9.625%, Due 3/15/2012.......          815          774
Woolworth Corporation, 8.50%, Due 1/15/2022.................        1,000          935
                                                                              --------
    TOTAL RETAIL............................................                     8,506
                                                                              --------
SATELLITE - 0.50%
PanAmSat Corporation, 8.50%, Due 2/1/2012, 144A (Note A)....          600          540
                                                                              --------
    TOTAL SATELLITE.........................................                       540
                                                                              --------
TELECOM - 2.23%
GST Equipment FDG, Incorporated, 13.25%, Due 5/1/2007+......        2,500          116
Motorola, Incorporated, 6.45%, Due 2/1/2003*................          900          902
US West Capital Funding, Incorporated, 6.25%, Due
  7/15/2005.................................................          850          578
US West Communication, 8.875%, Due 6/1/2031.................        1,000          830
                                                                              --------
    TOTAL TELECOM...........................................                     2,426
                                                                              --------
OTHER CORPORATE BONDS - 2.00%
Iron Mountain, Incorporated, 8.75%, Due 9/30/2009...........        1,305        1,364
Technical Olympic USA, Incorporated, 10.375%, Due 7/1/2012,
  144A (Note A).............................................        1,000          820
                                                                              --------
    TOTAL OTHER CORPORATE BONDS.............................                     2,184
                                                                              --------
    TOTAL CORPORATE BONDS...................................                    91,445
                                                                              --------

                                                                SHARES
                                                              -----------
SHORT TERM INVESTMENTS - 14.58%
American AAdvantage Money Market Select Fund................   11,641,546       11,642
Short-Term Investment Company Liquid Asset Fund.............    1,232,264        1,232

                                                                  PAR
                                                                AMOUNT
                                                              -----------
Morgan Stanley Tri Party Repo, 1.925%, Due 11/1/2002, (Note
  B)........................................................  $     3,000        3,000
                                                                              --------
    TOTAL SHORT TERM INVESTMENTS............................                    15,874
                                                                              --------
TOTAL INVESTMENTS - 98.59% (COST $109,283)..................                   107,319
                                                                              --------
ASSETS, NET OF OTHER LIABILITIES - 1.41%....................                     1,523
                                                                              --------
TOTAL NET ASSETS - 100%.....................................                  $108,842
                                                                              ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,554 or 16.13% of net assets.

(B) Collateral held at the Bank of New York by Refco, Zero Coupon, Due 1/15/2021; Market Value - $3,150,053.

ABBREVIATIONS:

LLC - Limited Liability Corporation
SA - Company
+ - Non-income producing security. In the case of a bond, generally the bond is in default.
* - Securities on loan

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2002
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 18.76%
U.S. TREASURY BILLS - 2.49%
Discount Notes, Due 11/14/2002*.............................  $     5,500     $  5,497
                                                                              --------
    TOTAL U.S. TREASURY BILLS...............................                     5,497
                                                                              --------
U.S. TREASURY BONDS - 5.70%
7.50%, Due 11/15/2016*......................................        1,975        2,546
8.125%, Due 8/15/2019*......................................        1,815        2,482
8.75%, Due 8/15/2020*.......................................          850        1,232
6.875%, Due 8/15/2025.......................................        1,750        2,162
6.25%, Due 5/15/2030........................................        1,870        2,172
5.375%, Due 2/15/2031.......................................        1,880        1,984
                                                                              --------
    TOTAL U.S. TREASURY BONDS...............................                    12,578
                                                                              --------
U.S. TREASURY NOTES - 10.57%
2.25%, Due 7/31/2004........................................        2,800        2,831
5.625%, Due 2/15/2006*......................................        3,150        3,490
4.625%, Due 5/15/2006*......................................        3,465        3,733
4.375%, Due 5/15/2007*......................................        1,750        1,876
3.25%, Due 8/15/2007*.......................................        4,045        4,138
6.125%, Due 8/15/2007*......................................        1,250        1,437
5.75%, Due 8/15/2010*.......................................        1,605        1,833
4.375%, Due 8/15/2012*......................................        3,840        3,986
                                                                              --------
    TOTAL U.S. TREASURY NOTES...............................                    23,324
                                                                              --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                    41,399
                                                                              --------
U.S. AGENCY OBLIGATIONS - 11.05%
FEDERAL HOME LOAN BANK - 1.93%
3.25%, Due 8/15/2005........................................          500          511
5.375%, Due 5/15/2006.......................................        1,950        2,118
5.375%, Due 2/15/2007*......................................        1,500        1,639
                                                                              --------
    TOTAL FEDERAL HOME LOAN BANK............................                     4,268
                                                                              --------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.97%
6.25%, Due 7/15/2004*.......................................        6,500        6,980
5.50%, Due 7/15/2006*.......................................        2,445        2,676
5.125%, Due 10/15/2008*.....................................          450          486
5.75%, Due 1/15/2012*.......................................          750          822
                                                                              --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                    10,964
                                                                              --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.15%
5.25%, Due 1/15/2009*.......................................          820          888
6.625%, Due 11/15/2010......................................          500          580
6.125%, Due 3/15/2012*......................................          950        1,066
7.25%, Due 5/15/2030........................................          800          971
TBA, 6.00%..................................................        5,500        5,651
                                                                              --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                     9,156
                                                                              --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                    24,388
                                                                              --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 30.72%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.37%
Pool #G10791, 6.00%, Due 3/1/2013...........................  $       565     $    593
Pool #G11202, 6.00%, Due 11/1/2016..........................        1,345        1,401
Pool #G10084, 6.50%, Due 3/1/2008...........................          974        1,022
                                                                              --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     3,016
                                                                              --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.47%
Pool #124119, 7.50%, Due 4/1/2007...........................          587          621
Pool #323223, 6.50%, Due 7/1/2013...........................          613          645
Pool #439957, 6.00%, Due 11/1/2013..........................          762          799
Pool #488099, 5.50%, Due 2/1/2014...........................        1,875        1,949
Pool #323788, 6.50%, Due 6/1/2014...........................          305          321
Pool #323789, 6.00%, Due 6/1/2014...........................          865          906
Pool #535213, 7.00%, Due 3/1/2015...........................          236          250
Pool #535461, 7.00%, Due 7/1/2015...........................          416          440
Pool #557390, 7.50%, Due 10/1/2015..........................          437          465
Pool #590778, 6.00%, Due 7/1/2016...........................        3,000        3,128
Pool #254048, 6.50%, Due 10/1/2016..........................          454          477
Pool #100292, 10.00%, Due 9/1/2018..........................          507          578
Pool #100293, 9.50%, Due 8/1/2029...........................          513          575
Pool #599321, 7.00%, Due 7/1/2031...........................        1,104        1,154
Pool #591103, 7.00%, Due 8/1/2031...........................        1,894        1,979
Pool #545759, 6.50%, Due 7/1/2032...........................          934          969
TBA, 6.00%, Due 11/1/2016...................................        1,927        2,010
TBA, 6.50%, Due 5/1/2017....................................        1,404        1,474
TBA, 6.00%, Due 6/1/2017....................................        3,618        3,772
TBA, 6.50%, Due 3/1/2032....................................        5,721        5,930
TBA, 7.00%, Due 5/1/2032....................................        3,608        3,769
TBA, 7.50%, Due 7/1/2032....................................        1,823        1,928
                                                                              --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    34,139
                                                                              --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 13.88%
Pool #780085, 11.50%, Due 8/15/2018.........................          343          399
Pool #342480, 7.50%, Due 12/15/2022.........................          193          206
Pool #358211, 7.00%, Due 6/15/2023..........................          253          268
Pool #001429, 7.50%, Due 10/20/2023.........................          692          739
Pool #351417, 7.00%, Due 1/15/2024..........................          253          268
Pool #354810, 7.50%, Due 4/15/2024..........................          236          252
Pool #404122, 8.00%, Due 7/15/2025..........................          231          249
Pool #780400, 7.00%, Due 12/15/2025.........................          658          695
Pool #405603, 7.00%, Due 4/15/2026..........................          216          228
Pool #426079, 7.50%, Due 5/15/2026..........................          201          214
Pool #430900, 7.50%, Due 7/15/2026..........................          179          191
Pool #780590, 6.50%, Due 2/15/2027..........................        1,063        1,113
Pool #002379, 8.00%, Due 2/20/2027..........................          859          920
Pool #780570, 7.00%, Due 5/15/2027..........................        1,974        2,080

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Pool #002433, 8.00%, Due 5/20/2027..........................  $       194     $    208
Pool #780584, 7.00%, Due 6/15/2027..........................          562          593
Pool #002457, 7.50%, Due 7/20/2027..........................          204          216
Pool #780615, 6.50%, Due 8/15/2027..........................        2,204        2,302
Pool #780642, 7.00%, Due 9/15/2027..........................          333          351
Pool #780680, 6.50%, Due 11/15/2027.........................        1,876        1,965
Pool #462680, 7.00%, Due 4/15/2028..........................          248          261
Pool #780777, 7.00%, Due 4/15/2028..........................          616          648
Pool #486598, 6.50%, Due 10/15/2028.........................          333          348
Pool #780995, 7.00%, Due 12/15/2028.........................          858          903
Pool #780990, 7.50%, Due 12/15/2028.........................          961        1,023
Pool #780936, 7.50%, Due 12/15/2028.........................          459          490
Pool #487057, 6.50%, Due 3/15/2029..........................          305          318
Pool #781029, 6.50%, Due 5/15/2029..........................        1,896        1,979
Pool #781035, 6.50%, Due 5/15/2029..........................        1,931        2,015
Pool #781273, 6.00%, Due 4/15/2031..........................        2,014        2,091
Pool #781274, 6.50%, Due 4/15/2031..........................        2,233        2,329
Pool #781340, 6.50%, Due 10/15/2031.........................        1,157        1,206
Pool #574846, 7.00%, Due 11/15/2031.........................        1,888        1,982
Pool #552404, 7.50%, Due 2/15/2032..........................          106          113
Pool #555732, 6.50%, Due 3/15/2032..........................          898          937
Pool #584480, 7.00%, Due 6/15/2032..........................          517          543
                                                                              --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                    30,643
                                                                              --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                    67,798
                                                                              --------
CORPORATE OBLIGATIONS - 27.11%
FINANCIAL - 11.09%
American General Financial Services, 5.375%, Due 9/1/2009...          360          367
Bank of America Corporation, 7.40%, Due 1/15/2011...........        1,300        1,516
Bank One Corporation, 4.125%, Due 9/1/2007..................          615          629
BB&T Corporation, 4.50%, Due 10/1/2012......................          320          316
Boeing Capital Corporation, 4.29%, Due 6/20/2005............          645          648
Caterpillar Financial Services, 4.69%, Due 4/25/2005........        1,165        1,208
Caterpillar Financial Services, 4.875%, Due 6/15/2007.......          550          580
ChevronTexaco Capital Corporation, 3.50%, Due 9/17/2007.....          770          779
Citigroup, Incorporated,
  6.20%, Due 3/15/2009*.....................................        1,300        1,419
  6.00%, Due 2/21/2012......................................          850          911
Countrywide Home Loans, Incorporated, 6.85%, Due
  6/15/2004.................................................          550          580
Countrywide Home Loans, Incorporated, 5.50%, Due 8/1/2006...          425          442
John Deere Capital Corporation, 4.125%, Due 7/15/2005.......          805          826
Ford Motor Credit Company, 6.50%, Due 1/25/2007.............        1,730        1,567
General Electric Capital Corporation, 2.99%, Due
  10/03/2005................................................        1,630        1,625
General Electric Capital Corporation, 7.375%, Due
  1/19/2010.................................................        1,150        1,323
General Motors Acceptance Corporation, 6.125%, Due
  8/28/2007.................................................          655          629
General Motors Acceptance Corporation, 8.00%, Due
  11/1/2031.................................................        1,720        1,536

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Household Finance Corporation, 5.75%, Due 1/30/2007*........  $     1,000     $    889
KeyCorp Limited, 4.625%, Due 5/16/2005......................          290          301
Morgan Stanley Dean Witter Discover & Company, 6.10%, Due
  4/15/2006.................................................          550          590
PNC Funding Corporation, 7.50%, Due 11/1/2009...............        1,020        1,157
Sears Roebuck Acceptance Corporation, 7.00%, Due 6/1/2032...          240          200
SLM Corp, 5.125%, Due 8/27/2012.............................          550          558
Sprint Capital Corporation,
  5.70%, Due 11/15/2003.....................................          300          288
  8.75%, Due 3/15/2032......................................          315          240
USA Education, Incorporated, 5.625%, Due 4/10/2007..........          315          340
US Bank, NA,
  6.375%, Due 8/1/2011......................................          845          935
  5.70%, Due 12/15/2008.....................................          985        1,069
Washington Mutual Financial Corporation, 6.875%, Due
  5/15/2011.................................................          370          404
Wells Fargo Bank, NA, 6.45%, Due 2/1/2011...................          550          611
                                                                              --------
    TOTAL FINANCIAL.........................................                    24,483
                                                                              --------
INDUSTRIAL - 13.27%
Allstate Corporation, 5.375%, Due 12/1/2006.................          805          852
Anheuser Busch Companies, Incorporated, 6.50%, Due
  1/1/2028*.................................................          700          760
AOL Time Warner, Incorporated,
  6.125%, Due 4/15/2006.....................................          700          692
  7.70%, Due 5/1/2032.......................................          290          266
Apache Corporation, 7.95%, Due 4/15/2026....................          550          664
Archer Daniels Midland Company, 5.875%, Due 10/1/2032.......          560          535
AT&T Corporation,
  6.50%, Due 11/15/2006.....................................          575          575
  6.00%, Due 3/15/2009......................................          650          621
AT&T Wireless,
  7.35%, Due 3/1/2006*......................................          575          520
  8.125%, Due 5/1/2012......................................          305          265
  8.75%, Due 3/1/2031.......................................          340          272
Atlantic Richfield Company,
  9.125%, Due 3/1/2012......................................          500          651
  8.50%, Due 4/1/2012.......................................          400          516
BellSouth Corporation, 5.00%, Due 10/15/2006*...............          300          318
Cendant Corporation, 7.75%, Due 12/1/2003...................          850          853
Conagra Foods, Incorporated, 7.125%, Due 10/1/2026..........          590          664
Conagra Foods, Incorporated, 7.00%, Due 10/1/2028...........          600          659
ConocoPhillips,
  3.625%, Due 10/15/2007....................................          575          575
  5.90%, Due 10/15/2032.....................................          265          254
CVS Corporation, 3.875%, Due 11/1/2007......................          360          359
Federated Department Stores, Incorporated, 6.79%, Due
  7/15/2027.................................................        1,000        1,062
General Mills, Incorporated, 6.00%, Due 2/15/2012...........          355          380
Hewlett Packard Company, 5.75%, Due 12/15/2006..............          565          588

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
International Business Machines, 4.875%, Due 10/1/2006......  $       800     $    847
International Paper Company, 6.75%, Due 9/1/2011*...........          550          602
Lockheed Martin Corporation, 7.20%, Due 5/1/2036............        1,025        1,173
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................          300          335
Masco Corporation, 6.75%, Due 3/15/2006.....................          850          921
Kroger Company, 7.375%, Due 3/1/2005........................          550          598
Norfolk Southern Corporation, 7.05%, Due 12/14/2009.........          955        1,040
Occidental Petroleum Corporation, 6.75%, Due 1/15/2012......          600          665
Pepsi Bottling Group Incorporated, 7.00%, Due 3/1/2029......          575          655
Procter & Gamble Company, 4.30%, Due 8/15/2008*.............          550          571
Reed Elsevier Capital Incorporated, 6.125%, Due 8/1/2006....          570          616
The Stanley Works, 4.90%, Due 11/1/2012.....................          425          425
Target Corporation, 7.00%, Due 7/15/2031....................          550          603
Tyson Foods, Incorporated, 6.625%, Due 10/1/2004............          800          845
Union Oil of California Corporation, 7.90%, Due 4/18/2008...          100          118
Union Pacific Corporation, 6.50%, Due 4/15/2012*............          550          607
Verizon Pennsylvania, 5.65%, Due 11/15/2011.................          790          787
Verizon Wireless, Incorporated, 5.375%, Due 12/15/2006......          800          790
Viacom Incorporated, 5.625%, Due 8/15/2012..................          645          670
Wal-Mart Stores, Incorporated,
  4.375%, Due 7/12/2007.....................................          850          887
  7.55%, Due 2/15/2030......................................          550          678
Walt Disney Company, The, 5.375%, Due 6/1/2007..............          720          752
Weyerhaeuser Company, 5.95%, Due 11/1/2008, 144A (Note A)...          580          601
Wyeth Corporation, 6.70%, Due 3/15/2011.....................          550          601
                                                                              --------
    TOTAL INDUSTRIAL........................................                    29,288
                                                                              --------
UTILITIES - 2.01%
Alberta Energy Limited, 7.375%, Due 11/1/2031...............          325          362
Dominion Resources, Incorporated, 7.625%, Due 7/15/2005.....          850          918
Entergy Louisiana, Incorporated, 8.50%, Due 6/1/2003........        1,050        1,082
FirstEnergy Corporation, 6.45%, Due 11/15/2011..............          590          550
Kinder Morgan, Incorporated, 6.50%, Due 9/1/2012, 144A (Note
  A)........................................................          505          514
MidAmerican Energy Holdings Company, 5.875%, Due
  10/1/2012.................................................          400          393
Progress Energy, Incorporated, 7.10%, Due 3/1/2011..........          600          615
                                                                              --------
    TOTAL UTILITIES.........................................                     4,434
                                                                              --------
FOREIGN - 0.74%
Canadian Natural Resources Limited, 5.45%, Due 10/1/2012....          690          701
Province of Ontario, 5.50%, Due 10/1/2008...................          850          924
                                                                              --------
    TOTAL FOREIGN...........................................                     1,625
                                                                              --------
    TOTAL CORPORATE OBLIGATIONS.............................                    59,830
                                                                              --------
ASSET-BACKED SECURITIES - 3.39%
Citibank Credit Card Master Trust I 1998-2 A, 6.05%, Due
  1/15/2010.................................................        2,900        3,230
Discover Card Master Trust 1999-6 A, 6.85%, 7/17/2007.......        1,500        1,645
Ford Credit Auto Owner Trust 2002-C A4, 3.79%, Due
  9/15/2006.................................................        1,500        1,548

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Honda Auto Receivables Owner Trust 2002-1 A3, 3.50%, Due
  10/17/2005................................................  $     1,050     $  1,070
                                                                              --------
    TOTAL ASSET-BACKED SECURITIES...........................                     7,493
                                                                              --------

                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 31.32%
American AAdvantage Money Market Select Fund................   60,528,989       60,529
AMR Investments Enhanced Yield Business Trust...............    8,595,704        8,596
                                                                              --------
    TOTAL SHORT-TERM INVESTMENTS............................                    69,125
                                                                              --------
TOTAL INVESTMENTS - 122.35% (COST $265,253).................                   270,033
                                                                              --------
LIABILITIES, NET OF OTHER ASSETS - (22.35%).................                   (49,325)
                                                                              --------
TOTAL NET ASSETS - 100%.....................................                  $220,708
                                                                              ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,115 or 0.51% of net assets.

ABBREVIATIONS:

TBA - To Be Announced
* - securities on loan

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2002
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT          VALUE
                                                              -----------      --------
                                                               (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 3.21%
TBA, 5.25%, Due 4/15/2007...................................  $     3,000      $  3,268
                                                                               --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                      3,268
                                                                               --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 13.82%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.64%
REMIC, M H-1 A, 10.15%, Due 4/15/2006.......................            2             2
REMIC, 2494 MB, 5.50%, Due 1/15/2010........................        2,000         2,077
Pool #E44213, 7.00%, Due 1/1/2008...........................        1,069         1,132
Pool #G10084, 6.50%, Due 3/1/2008...........................        1,391         1,459
Pool #E00228, 6.50%, Due 7/1/2008...........................        1,019         1,077
                                                                               --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                      5,747
                                                                               --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.18%
Pool #050763, 7.00%, Due 7/1/2008...........................          499           530
Pool #050952, 6.50%, Due 12/1/2008..........................        1,100         1,163
Pool #252448, 5.50%, Due 4/1/2009...........................        1,097         1,152
Pool #313430, 6.50%, Due 3/1/2012...........................        1,243         1,310
Pool #323980, 6.00%, Due 4/1/2014...........................        1,975         2,071
Pool #545038, 6.00%, Due 9/1/2014...........................        2,006         2,107
                                                                               --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                      8,333
                                                                               --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                     14,080
                                                                               --------
CORPORATE OBLIGATIONS - 54.63%
FINANCIAL - 35.01%
Associates Corporation of North America, 5.80%, Due
  4/20/2004*................................................        1,250         1,313
Bank of America Corporation, 5.25%, Due 2/1/2007............        2,000         2,141
Caterpillar Financial Services Corporation, 6.875%, Due
  8/1/2004..................................................        1,000         1,076
Chase Manhattan Corporation, 5.75%, Due 4/15/2004...........        1,300         1,352
Citigroup, Incorporated, 6.75%, Due 12/1/2005...............        2,000         2,207
Countrywide Home Loan, Incorporated, 6.85%, Due 6/15/2004...        1,000         1,056
Ford Motor Credit Company, 7.50%, Due 6/15/2003.............        1,000         1,009
  2.25%, Due 1/26/2004......................................        2,100         1,964
General Electric Capital Corporation, 7.50%, Due
  5/15/2005*................................................        2,000         2,226
General Motors Acceptance Corporation, 2.14%, Due
  8/4/2003..................................................        1,000           982
  3.23%, Due 10/16/2003.....................................        2,000         1,975
Household Financial Corporation,
  2.12%, Due 8/7/2003*......................................        2,500         2,406
  6.00%, Due 5/1/2004*......................................        1,025           966
Mellon Financial Company, 5.75%, Due 11/15/2003.............        1,500         1,559
Morgan Stanley Group, Incorporated, 5.625%, Due 1/20/2004...        2,000         2,078
Sears Roebuck Acceptance Corporation, 6.00%, Due
  3/20/2003*................................................        1,500         1,502
Simon Property Group, Incorporated, 6.625%, Due 6/15/2003...        1,200         1,230
SLM Corporation, 2.90%, Due 7/1/2005........................        2,000         2,008
Wachovia Corporation, 6.95%, Due 11/1/2004*.................        2,000         2,179
Washington Mutual Financial Corporation, 2.057%, Due
  5/17/2004.................................................        1,205         1,207
Washington Mutual Financial Corporation, 7.375%, Due
  9/1/2004..................................................        1,000         1,079
Wells Fargo & Company, 5.125%, Due 2/15/2007................        2,000         2,138
                                                                               --------
    TOTAL FINANCIAL.........................................                     35,653
                                                                               --------
INDUSTRIAL - 16.53%
Vodafone Group, PLC, 7.00%, Due 10/1/2003...................        1,000         1,033
AOL Time Warner, Incorporated, 6.125%, Due 4/15/2006........        1,000           989
AT&T Corporation, 5.625%, Due 3/15/2004.....................        2,000         1,990
BellSouth Corporation, 5.00%, Due 10/15/2006*...............          500           530
Cendant Corporation, 7.75%, Due 12/1/2003...................        1,590         1,595
Kroger Company, 7.375%, Due 3/1/2005........................        1,000         1,088

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT          VALUE
                                                              -----------      --------
                                                               (DOLLARS IN THOUSANDS)
Pepsico, Incorporated, 4.50%, Due 9/15/2004.................  $     1,000      $  1,041
Sprint Capital Corporation, 5.70%, Due 11/15/2003...........        1,500         1,441
Unilever Capital Corporation, 6.875%, Due 11/1/2005.........        1,000         1,120
Union Oil Company of California, 6.375%, Due 2/1/2004.......        1,880         1,960
Verizon Wireless, Incorporated, 2.22%, Due 12/17/2003, 144A
  (Note A)..................................................        2,000         1,960
Weyerhaeuser Company, 9.05%, Due 2/1/2003...................        1,000         1,013
Wal-Mart Stores, Incorporated, 6.55%, Due 8/10/2004.........        1,000         1,078
                                                                               --------
    TOTAL INDUSTRIAL........................................                     16,838
                                                                               --------
UTILITY - 3.09%
Dominion Resources, Incorporated, VA, 7.60%, Due
  7/15/2003.................................................        1,000         1,026
Occidental Petroleum Corporation, 6.50%, Due 4/1/2005.......        1,962         2,122
                                                                               --------
    TOTAL UTILITY...........................................                      3,148
                                                                               --------
    TOTAL CORPORATE OBLIGATIONS.............................                     55,639
                                                                               --------
ASSET-BACKED SECURITIES - 23.66%
American Express Credit Account Master Trust 2000-1 A,
  7.20%, Due 9/17/2007*.....................................        2,395         2,655
Capital Auto Receivables Asset Trust 2002-2 A4, 4.50%, Due
  10/15/2007................................................        2,000         2,098
Chase Credit Card Owner Trust 1999-3 A, 6.66%, Due
  1/15/2007.................................................        2,000         2,167
Chase Manhattan Auto Owner Trust 2000-A A4, 6.26%, Due
  6/15/2007.................................................        3,000         3,157
Chemical Master Credit Card Trust 1996-2 A, 5.98%, Due
  9/15/2008.................................................        3,000         3,291
Citibank Credit Card Master Trust 1 1999-7 A, 6.65%, Due
  11/15/2006................................................        3,000         3,267
DaimlerChrysler Auto Trust 2001-C A4, 4.63%, Due
  12/6/2006.................................................        2,000         2,094
Discover Card Master Trust 1999-6 A, 6.85%, Due 7/17/2007...        2,438         2,674
Honda Auto Receivables 2002-3 A3, 3.00%, Due 5/18/2006......        1,000         1,016
Honda Auto Receivables 2001-3 A4, 3.96%, Due 2/19/2007......        1,625         1,677
                                                                               --------
    TOTAL ASSET-BACKED SECURITIES...........................                     24,096
                                                                               --------

                                                                SHARES
                                                              ----------
SHORT-TERM INVESTMENTS - 11.30%
American AAdvantage Money Market Select Fund................  10,667,935        10,668
AMR Investments Enhanced Yield Business Trust...............     834,000           834
                                                                              --------
    TOTAL SHORT-TERM INVESTMENTS............................                    11,502
                                                                              --------
TOTAL INVESTMENTS - 106.62% (COST $106,720).................                   108,585
                                                                              --------
LIABILITIES, NET OF OTHER ASSETS - (6.62%)..................                    (6,737)
                                                                              --------
TOTAL NET ASSETS - 100%.....................................                  $101,848
                                                                              ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,960 or 1.92% of net assets.

ABBREVIATIONS:

* - securities on loan

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2002
--------------------------------------------------------------------------------

                                                                             LARGE CAP    LARGE CAP
                                                               BALANCED        VALUE        GROWTH
                                                              -----------   -----------   ----------
                                                                          (IN THOUSANDS)
ASSETS:
    Investments in Securities at value:
      Unaffiliated issuers..................................  $   478,066   $   509,876   $   27,455
      Affiliated issuers....................................       75,764        64,485        1,924
    Investments in Portfolio, at value......................           --            --           --
    Cash....................................................           --            --           24
    Cash denominated in foreign currency (cost $319 Emerging
      Markets)..............................................           --            --           --
    Dividends and interest receivable.......................        3,128         1,021           17
    Receivable for investments sold.........................        1,036           554          737
    Receivable for fund shares sold.........................        1,204            74           91
    Receivable from advisor.................................           --            --           --
    Other assets............................................           --            --           --
                                                              -----------   -----------   ----------
        TOTAL ASSETS........................................      559,198       576,010       30,248
                                                              -----------   -----------   ----------
LIABILITIES:
    Payable for investments purchased.......................        3,544            --          785
    Payable upon return of securities loaned................       47,271        25,540        1,383
    Payable for fund shares redeemed........................          611           895           --
    Payable for variation margin on open futures
      contracts.............................................          140           196           --
    Dividends payable.......................................           --            --           --
    Management and investment advisory fees payable (Note
      2)....................................................          454           459           53
    Other liabilities.......................................           97           103            9
                                                              -----------   -----------   ----------
        TOTAL LIABILITIES...................................       52,117        27,193        2,230
                                                              -----------   -----------   ----------
NET ASSETS..................................................  $   507,081   $   548,817   $   28,018
                                                              ===========   ===========   ==========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................      525,329       644,012       46,093
    Undistributed net investment income.....................       15,200         8,775           56
    Accumulated net realized gain (loss)....................      (23,508)      (54,177)     (15,003)
    Unrealized appreciation (depreciation) of investments,
      futures contracts and foreign currency................       (9,940)      (49,793)      (3,128)
                                                              -----------   -----------   ----------
NET ASSETS..................................................  $   507,081   $   548,817   $   28,018
                                                              ===========   ===========   ==========
Shares outstanding (no par value):
    Institutional Class.....................................      819,525     1,720,543          109
                                                              ===========   ===========   ==========
    PlanAhead Class.........................................      977,082     1,318,104          N/A
                                                              ===========   ===========   ==========
    AMR Class...............................................   44,392,602    41,227,710    6,174,182
                                                              ===========   ===========   ==========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     10.97   $     12.55   $     4.53
                                                              ===========   ===========   ==========
    PlanAhead Class.........................................  $     10.81   $     12.09          N/A
                                                              ===========   ===========   ==========
    AMR Class...............................................  $     10.98   $     12.40   $     4.54
                                                              ===========   ===========   ==========
Cost of investments.........................................  $   565,300   $   624,190   $   32,509

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 SMALL CAP    INTERNATIONAL    EMERGING    HIGH YIELD    INTERMEDIATE   SHORT-TERM
                   VALUE         EQUITY        MARKETS        BOND           BOND          BOND
                -----------   -------------   ----------   -----------   ------------   ----------
                                                  (IN THOUSANDS)
                $   214,683    $        --    $   33,457   $    95,677   $   200,908    $   97,083
                     48,068             --         5,596        11,642        69,125        11,502
                         --        898,002            --            --            --            --
                         --             --            --            15            --            --
                         --             --           319            --            --            --
                        143             --            64         2,363         2,195         1,050
                         16             --           393         4,002           729            --
                        119          6,110            84         1,387         2,397         1,475
                         --             --            --             9            --            --
                         --             --             3            --            --            --
                -----------    -----------    ----------   -----------   -----------    ----------
                    263,029        904,112        39,916       115,095       275,354       111,110
                -----------    -----------    ----------   -----------   -----------    ----------
                        444             --           245         1,326         6,611            --
                     42,356             --         4,993         4,247        47,710         8,927
                        482          2,202            66           104            72           288
                         35             --            --            --            --            --
                         --             --            --           357           192            19
                        376            135           111           199            43            25
                         30             84            --            20            18             3
                -----------    -----------    ----------   -----------   -----------    ----------
                     43,723          2,421         5,415         6,253        54,646         9,262
                -----------    -----------    ----------   -----------   -----------    ----------
                $   219,306    $   901,691    $   34,501   $   108,842   $   220,708    $  101,848
                ===========    ===========    ==========   ===========   ===========    ==========
                    247,003      1,160,509        43,194       113,091       230,227       109,876
                      2,192          4,040           269            --            --            --
                      3,878       (126,918)       (5,536)       (2,285)      (14,299)       (9,893)
                    (33,767)      (135,940)       (3,426)       (1,964)        4,780         1,865
                -----------    -----------    ----------   -----------   -----------    ----------
                $   219,306    $   901,691    $   34,501   $   108,842   $   220,708    $  101,848
                ===========    ===========    ==========   ===========   ===========    ==========
                  1,944,195     44,410,164       245,789    10,884,297     7,188,078       888,551
                ===========    ===========    ==========   ===========   ===========    ==========
                  1,442,474      8,337,671           157       418,477       164,691       372,349
                ===========    ===========    ==========   ===========   ===========    ==========
                 16,032,827     21,727,899     4,530,955           N/A    14,100,622     9,530,764
                ===========    ===========    ==========   ===========   ===========    ==========
                $     11.28    $     12.10    $     7.20   $      9.63   $     10.42    $     9.45
                ===========    ===========    ==========   ===========   ===========    ==========
                $     11.22    $     11.95    $     7.19   $      9.63   $     10.27    $     9.45
                ===========    ===========    ==========   ===========   ===========    ==========
                $     11.30    $     12.18    $     7.22           N/A   $     10.22    $     9.44
                ===========    ===========    ==========   ===========   ===========    ==========
                $   296,824            N/A    $   42,474   $   109,283   $   265,253    $  106,720

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
Year Ended October 31, 2002
--------------------------------------------------------------------------------

                                                                         LARGE CAP   LARGE CAP   SMALL CAP
                                                              BALANCED     VALUE      GROWTH       VALUE
                                                              --------   ---------   ---------   ---------
                                                                             (IN THOUSANDS)
INVESTMENT INCOME:
    Investment Income Allocated from the Portfolio..........  $  8,762   $  6,004     $    --    $  1,102
    Interest income.........................................    10,604        468           9         250
    Dividend income (net of foreign taxes of $85, $95, $1,
      $0, $4,446, $85, $0, $0, $0, respectively)............     6,169      9,706         261       2,630
    Income derived from commission recapture................        44         24           1          12
    Income derived from securities lending, net.............        75         42           8          53
    Expenses Allocated from the AMR Investment Services
      Portfolio.............................................      (759)      (795)         --        (305)
                                                              --------   --------     -------    --------
        TOTAL INVESTMENT INCOME.............................    24,895     15,449         279       3,742
                                                              --------   --------     -------    --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     1,313      1,349         183         970
    Administrative service fees (Note 2):
      Institutional Class...................................       346         37          --          43
      PlanAhead Class.......................................        30         35          --          20
    Transfer agent fees:
      Institutional Class...................................        29          1          --           1
      PlanAhead Class.......................................         7         11          --           4
      AMR Class.............................................        26         34           2           9
    Fund Accounting fees....................................       145        117           5          27
    Professional fees.......................................        63         65          --          22
    Registration fees and expenses..........................        24          4           2          23
    Service Fees -- PlanAhead Class (Note 2)................        30         35          --          20
    Other expenses..........................................        62         32           2          22
                                                              --------   --------     -------    --------
                                                                 2,075      1,720         194       1,161
                                                              --------   --------     -------    --------
    Less fees waived (Note 2)...............................        --         --          --          --
                                                              --------   --------     -------    --------
        TOTAL EXPENSES......................................     2,075      1,720         194       1,161
                                                              --------   --------     -------    --------
NET INVESTMENT INCOME.......................................    22,820     13,729          85       2,581
                                                              --------   --------     -------    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
      Investments...........................................   (12,224)   (32,733)     (8,554)      3,364
      Foreign currency transactions.........................        --         --          --          --
      Futures...............................................   (17,728)   (12,461)         15      (7,315)
    Net realized gain/(loss) allocated from Portfolio.......    10,518      3,637          --       9,726
    Change in net unrealized appreciation or depreciation
      of:
      Investments...........................................   (51,777)   (81,937)      1,389     (51,201)
      Foreign currency translations.........................        --         --          --          --
      Futures contracts.....................................     2,730        557           7       1,113
    Net change in unrealized gain/(loss) allocated from
      Portfolio.............................................    17,107     41,953          --      19,576
                                                              --------   --------     -------    --------
        NET LOSS ON INVESTMENTS.............................   (51,374)   (80,984)     (7,143)    (24,737)
                                                              --------   --------     -------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $(28,554)  $(67,255)    $(7,058)   $(22,156)
                                                              ========   ========     =======    ========

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     INTERNATIONAL   EMERGING   HIGH YIELD   INTERMEDIATE   SHORT-TERM
        EQUITY       MARKETS       BOND          BOND          BOND
     -------------   --------   ----------   ------------   ----------
                              (IN THOUSANDS)
       $  23,763     $   231     $    --       $ 3,022       $ 1,108
              --          12       7,077         6,332         3,192
              --         669          60            --            --
              --          --          --            --            --
              --          10          13            39             4
          (4,759)       (110)         --          (127)          (62)
       ---------     -------     -------       -------       -------
          19,004         812       7,150         9,266         4,242
       ---------     -------     -------       -------       -------
              --         258         532           294           147
           1,434           5         198           172            16
             366          --           1             2             5
              96          --           8            10            --
              82          --          --            --            --
              17           2          --             5             3
              --          50          31            29            15
              55           6          --             9             5
              50          17          14            22            23
             366          --          --             2             5
              73           3           4            14            --
       ---------     -------     -------       -------       -------
           2,539         341         788           559           219
       ---------     -------     -------       -------       -------
              --          --          64            --             1
       ---------     -------     -------       -------       -------
           2,539         341         724           559           218
       ---------     -------     -------       -------       -------
          16,465         471       6,426         8,707         4,024
       ---------     -------     -------       -------       -------
              --        (229)     (1,471)         (665)       (1,007)
              --        (518)         --            --            --
              --          --          --            --            --
         (78,487)       (810)         --           292           462
              --      (6,545)     (1,561)        3,148        (1,979)
              --       1,051          --            --            --
              --          --          --            --            --
         (33,591)      6,915          --        (3,808)        1,550
       ---------     -------     -------       -------       -------
        (112,078)       (136)     (3,032)       (1,033)         (974)
       ---------     -------     -------       -------       -------
       $ (95,613)    $   335     $ 3,394       $ 7,674       $ 3,050
       =========     =======     =======       =======       =======

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                    BALANCED              LARGE CAP VALUE          LARGE CAP GROWTH           SMALL CAP VALUE
                             -----------------------   ----------------------   -----------------------   -----------------------
                             YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,   YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                             -----------------------   ----------------------   -----------------------   -----------------------
                                2002         2001         2002        2001         2002         2001         2002         2001
                             ----------   ----------   ----------   ---------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET
  ASSETS:
OPERATIONS:
    Net investment
      income...............  $  22,820    $  26,755    $  13,729    $ 15,725     $    85      $    17      $  2,581     $  1,629
    Net realized gain
      (loss) on
      investments, futures,
      and foreign currency
      transactions.........    (19,434)       7,528      (41,557)      9,605      (8,539)      (6,274)        5,775        7,894
    Change in net
      unrealized
      appreciation or
      depreciation of
      investments, futures
      contracts, and
      foreign currency
      translations.........    (31,940)      (5,971)     (39,427)    (37,400)      1,396       (3,658)      (30,512)      (2,357)
                             ---------    ---------    ---------    --------     -------      -------      --------     --------
        NET INCREASE
          (DECREASE) IN NET
          ASSETS RESULTING
          FROM
          OPERATIONS.......    (28,554)      28,312      (67,255)    (12,070)     (7,058)      (9,915)      (22,156)       7,166
                             ---------    ---------    ---------    --------     -------      -------      --------     --------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    Net investment income:
      Institutional
        Class..............     (5,693)      (8,033)        (211)       (215)         --           --           (22)         (36)
      PlanAhead Class......       (435)        (657)        (222)       (430)         --           --            (7)          (7)
      AMR Class............    (20,504)     (30,807)     (14,794)    (28,979)        (29)         (33)       (1,747)      (1,259)
    Net realized gain on
      investments:
      Institutional
        Class..............     (1,030)          --         (121)       (211)         --           --          (156)         (32)
      PlanAhead Class......        (84)          --         (149)       (381)         --           --           (64)          (6)
      AMR Class............     (3,458)          --       (7,694)    (22,595)         --           --        (9,735)        (941)
                             ---------    ---------    ---------    --------     -------      -------      --------     --------
        NET DISTRIBUTIONS
          TO
          SHAREHOLDERS.....    (31,204)     (39,497)     (23,191)    (52,811)        (29)         (33)      (11,731)      (2,281)
                             ---------    ---------    ---------    --------     -------      -------      --------     --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of
      shares...............    111,202       80,455       85,242      66,379      20,300       21,362       199,422      108,096
    Reinvestment of
      dividends and
      distributions........     31,145       39,419       23,106      52,727          29           33        11,729        2,281
    Cost of shares
      redeemed.............   (271,864)    (209,896)    (145,685)   (133,837)     (9,029)      (7,148)      (99,330)     (30,000)
    Shares acquired from
      merger...............         --           --           --          --          --           --            --           --
    Redemption fees........         --           --           --          --          --           --            --           --
                             ---------    ---------    ---------    --------     -------      -------      --------     --------
        NET INCREASE
          (DECREASE) IN NET
          ASSETS FROM
          CAPITAL SHARE
          TRANSACTIONS.....   (129,517)     (90,022)     (37,337)    (14,731)     11,300       14,247       111,821       80,377
                             ---------    ---------    ---------    --------     -------      -------      --------     --------
NET INCREASE (DECREASE) IN
  NET ASSETS...............   (189,275)    (101,207)    (127,783)    (79,612)      4,213        4,299        77,934       85,262
                             ---------    ---------    ---------    --------     -------      -------      --------     --------
NET ASSETS:
    Beginning of period....    696,356      797,563      676,600     756,212      23,805       19,506       141,372       56,110
                             ---------    ---------    ---------    --------     -------      -------      --------     --------
    END OF PERIOD*.........  $ 507,081    $ 696,356    $ 548,817    $676,600     $28,018      $23,805      $219,306     $141,372
                             =========    =========    =========    ========     =======      =======      ========     ========
    * Includes
      undistributed net
      investment income
      of...................  $  14,238    $  18,203    $   8,825    $ 10,323     $    56      $    --      $  2,192     $  1,387
                             =========    =========    =========    ========     =======      =======      ========     ========

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              HIGH YIELD BOND
      INTERNATIONAL EQUITY         EMERGING MARKETS      --------------------------      INTERMEDIATE BOND
    -------------------------   ----------------------                 DECEMBER 29,   -----------------------
     YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,   YEAR ENDED      2000 TO      YEAR ENDED OCTOBER 31,
    -------------------------   ----------------------   OCTOBER 31,   OCTOBER 31,    -----------------------
       2002          2001          2002        2001         2002           2001          2002         2001
    -----------   -----------   ----------   ---------   -----------   ------------   ----------   ----------
    $    16,465   $    16,826    $    471     $   387     $  6,426       $ 3,473       $  8,707     $  5,935
        (78,487)      (43,102)     (1,557)     (4,061)      (1,471)         (814)          (373)       2,413
        (33,591)     (155,730)      1,421      (1,102)      (1,561)         (403)          (660)       5,553
    -----------   -----------    --------     -------     --------       -------       --------     --------
        (95,613)     (182,006)        335      (4,776)       3,394         2,256          7,674       13,901
    -----------   -----------    --------     -------     --------       -------       --------     --------
         (9,850)       (7,034)        (21)         --       (6,388)       (3,473)        (3,441)      (2,456)
         (1,966)         (733)         --          --          (38)           --            (28)         (11)
         (6,474)       (6,171)       (366)        (41)          --            --         (5,238)      (3,468)
             --       (39,278)         --          --           --            --             --           --
             --        (5,340)         --          --           --            --             --           --
             --       (28,007)         --         (19)          --            --             --           --
    -----------   -----------    --------     -------     --------       -------       --------     --------
        (18,290)      (86,563)       (387)        (60)      (6,426)       (3,473)        (8,707)      (5,935)
    -----------   -----------    --------     -------     --------       -------       --------     --------
      1,875,187     1,024,457      25,988      14,213       76,632        58,087        128,116      145,591
         17,162        82,222         387          60        5,932         3,473          8,444        5,914
     (1,811,884)   (1,005,127)    (13,977)     (4,591)     (23,965)       (7,068)       (71,882)     (43,281)
             --            --          --          --           --            --            101           --
            268            --          --          --           --            --             --           --
    -----------   -----------    --------     -------     --------       -------       --------     --------
         80,733       101,552      12,398       9,682       58,599        54,492         64,779      108,224
    -----------   -----------    --------     -------     --------       -------       --------     --------
        (33,170)     (167,017)     12,346       4,846       55,567        53,275         63,746      116,190
    -----------   -----------    --------     -------     --------       -------       --------     --------
        934,861     1,101,878      22,155      17,309       53,275            --        156,962       40,772
    -----------   -----------    --------     -------     --------       -------       --------     --------
    $   901,691   $   934,861    $ 34,501     $22,155     $108,842       $53,275       $220,708     $156,962
    ===========   ===========    ========     =======     ========       =======       ========     ========
    $    22,632   $    24,457    $    260     $   346     $     --       $    --       $     --     $     --
    ===========   ===========    ========     =======     ========       =======       ========     ========

         SHORT-TERM BOND
     -----------------------

     YEAR ENDED OCTOBER 31,
     -----------------------
        2002         2001
     ----------   ----------
      $  4,024     $  4,192
          (545)         342
          (429)       2,581
      --------     --------
         3,050        7,115
      --------     --------
          (321)        (227)
          (104)         (49)
        (4,120)      (3,916)
            --           --
            --           --
            --           --
      --------     --------
        (4,545)      (4,192)
      --------     --------
        56,909       35,204
         4,451        4,115
       (44,870)     (16,279)
            --           --
            --           --
      --------     --------
        16,490       23,040
      --------     --------
        14,995       25,963
      --------     --------
        86,853       60,890
      --------     --------
      $101,848     $ 86,853
      ========     ========
      $     --     $     15
      ========     ========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2002
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage High Yield Bond Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     Each Fund has multiple classes of shares. Differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     The American AAdvantage International Equity Fund (the "International Fund") invests all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust, which has the same investment objectives as the International Fund. The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the International Fund's proportionate interest in the net assets of the Portfolio. At October 31, 2002 the International Fund's investment was 94.67% of the Portfolio.

     The financial statements of the Portfolio, including Notes to the Financial Statements, are included elsewhere in this report and should be read in conjunction with the International Fund's financial statements. The Notes to Financial Statements of the Portfolio includes a discussion of investment valuation, security transactions and investment income, the Management Agreement and securities lending.

  Reorganization

     Prior to March 1, 2002, the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund (the "AAdvantage Funds") invested all of their investable assets in the respective portfolio of the AMR Investment Services Trust.

     At the close of business on February 28, 2002, the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio and the AMR Investment

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

Services Short-Term Bond Portfolio redeemed for cash the investment of each respective American AAdvantage Mileage Fund ("Mileage Funds") as follows (in thousands):

American AAdvantage Balanced Mileage Fund...................  $2,115
American AAdvantage Large Cap Value Mileage Fund............  $4,653
American AAdvantage Small Cap Value Mileage Fund............  $  435
American AAdvantage International Equity Mileage Fund.......  $3,734
American AAdvantage Short-Term Bond Mileage Fund............  $  406

     Each of the respective American AAdvantage Mileage Funds was then liquidated.

     Also on February 28, 2002, the American AAdvantage Intermediate Bond
Fund -- Plan Ahead Class acquired all the net assets of the American AAdvantage Intermediate Bond Mileage Fund pursuant to a Plan of Reorganization approved by the shareholders on February 20, 2002. The acquisition was accomplished by a tax-free exchange of 9,983.218 shares of the Plan Ahead Class of the American AAdvantage Intermediate Bond Fund for 9,904.962 shares of the American AAdvantage Intermediate Bond Mileage Fund outstanding on February 28, 2002. On that date the American AAdvantage Intermediate Bond Mileage Fund had net assets of $101,130, including $16,041 of unrealized appreciation.

     Upon completion of the Mileage Fund transactions, the AAdvantage Funds were the sole shareholders in the respective AMR Investment Services Portfolios ("the Terminating Portfolios"). Accordingly, on February 28, 2002, each AAdvantage Fund withdrew its interest in the respective Terminating Portfolio. Each AAdvantage Fund received a distribution of cash and securities from its respective Terminating Portfolio with a market value equal to the AAdvantage Fund's investment in the Terminating Portfolio at the close of business as follows (in thousands):

American AAdvantage Balanced Fund...........................  $722,131
American AAdvantage Large Cap Value Fund....................  $711,475
American AAdvantage Small Cap Value Fund....................  $219,017
American AAdvantage Emerging Markets Fund...................  $ 32,312
American AAdvantage Intermediate Bond Fund..................  $162,254
American AAdvantage Short-Term Bond Fund....................  $ 85,839

     The Terminating Portfolios then ceased operations.

     The following is a summary of the significant accounting policies followed by the Funds.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate, or are deemed not to reflect fair value, are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board").

     Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     The International Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of the Portfolio is allocated pro rata among the International Fund and other investors in the Portfolio at the time of such determination.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Funds include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

  Forward Foreign Currency Contracts

     The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Fund's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by each Fund so that the collateral's market value exceeds the carrying value of the repurchase agreement.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets and High Yield Bond Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, International Equity and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains normally will be paid annually after the close of the fiscal year in which realized.

     Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

     The tax character of distributions during the year ended October 31, 2002 and the fiscal year ended October 31, 2001 were as follows:

                                            BALANCED                 LARGE CAP VALUE             LARGE-CAP GROWTH
                                    -------------------------   -------------------------     ----------------------
                                     YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,       YEAR ENDED OCTOBER 31,
                                    -------------------------   -------------------------     ----------------------
                                       2002          2001          2002          2001           2002          2001
                                    -----------   -----------   -----------   -----------     --------      --------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class...........  $ 5,693,000   $ 8,033,000   $   211,000   $   215,000     $    --       $    --
    Plan Ahead Class..............      435,000       657,000       222,000       430,000          --            --
    AMR Class.....................   20,504,000    30,807,000    14,794,000    28,979,000      29,000        33,000
LONG-TERM CAPITAL GAIN
    Institutional Class...........    1,030,000            --       121,000       211,000          --            --
    Plan Ahead Class..............       84,000            --       149,000       381,000          --            --
    AMR Class.....................    3,458,000            --     7,694,000    22,595,000          --
                                    -----------   -----------   -----------   -----------     -------       -------
        TOTAL DISTRIBUTIONS PAID..  $31,204,000   $39,497,000   $23,191,000   $52,811,000     $29,000       $33,000
                                    -----------   -----------   -----------   -----------     -------       -------

                                        SMALL CAP VALUE          INTERNATIONAL EQUITY           EMERGING MARKETS
                                    ------------------------   -------------------------     -----------------------
                                     YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,       YEAR ENDED OCTOBER 31,
                                    ------------------------   -------------------------     -----------------------
                                       2002          2001         2002          2001           2002           2001
                                    -----------   ----------   -----------   -----------     ---------      --------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class...........  $   119,000   $   68,000   $ 9,850,000   $15,501,000     $ 21,000       $    --
    Plan Ahead Class..............       47,000       13,000     1,966,000     1,884,000           --            --
    AMR Class.....................    7,821,000    2,200,000     6,474,000    12,208,000      366,000        60,000
LONG-TERM CAPITAL GAIN
    Institutional Class...........       59,000           --            --    30,811,000           --            --
    Plan Ahead Class..............       24,000           --            --     4,189,000           --            --
    AMR Class.....................    3,661,000           --            --    21,970,000           --            --
                                    -----------   ----------   -----------   -----------     --------       -------
        TOTAL DISTRIBUTIONS PAID..  $11,731,000   $2,281,000   $18,290,000   $86,563,000     $387,000       $60,000
                                    -----------   ----------   -----------   -----------     --------       -------

                                      HIGH-YIELD BOND
                                 --------------------------      INTERMEDIATE BOND             SHORT-TERM BOND
                                               DECEMBER 29,   -----------------------     --------------------------
                                 YEAR ENDED      2000 TO      YEAR ENDED OCTOBER 31,        YEAR ENDED OCTOBER 31,
                                 OCTOBER 31,   OCTOBER 31,    -----------------------     --------------------------
                                    2002           2001          2002         2001           2002            2001
                                 -----------   ------------   ----------   ----------     ----------      ----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class........  $6,388,000     $3,473,000    $3,441,000   $2,456,000     $  321,000      $  227,000
    Plan Ahead Class...........      38,000             --        28,000       11,000        104,000          49,000
    AMR Class..................          --             --     5,238,000    3,468,000      4,120,000       3,916,000
LONG-TERM CAPITAL GAIN
    Institutional Class........          --             --            --           --             --              --
    Plan Ahead Class...........          --             --            --           --             --              --
    AMR Class..................          --             --            --           --             --              --
                                 ----------     ----------    ----------   ----------     ----------      ----------
        TOTAL DISTRIBUTIONS
          PAID.................  $6,426,000     $3,473,000    $8,707,000   $5,935,000     $4,545,000      $4,192,000
                                 ----------     ----------    ----------   ----------     ----------      ----------

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

     As of October 31, 2002, the components of distributable earnings were as follows:

                                   BALANCED       LARGE CAP       LARGE CAP      SMALL CAP     INTERNATIONAL      EMERGING
                                     FUND        VALUE FUND      GROWTH FUND     VALUE FUND     EQUITY FUND     MARKETS FUND
                                 ------------   -------------   -------------   ------------   --------------   ------------
Cost basis if Investments for
 federal income tax purposes...  $571,765,000   $ 637,318,000   $ 34,208,000    $298,086,000   $1,131,774,000   $44,032,000
Unrealized appreciation........    34,882,000      46,501,000        960,000       7,734,000       62,722,000     1,885,000
Unrealized depreciation........   (52,817,000)   (109,458,000)    (5,789,000)    (43,069,000)    (218,167,000)   (6,864,000)
                                 ------------   -------------   ------------    ------------   --------------   -----------
Net
 unrealized/(depreciation).....   (17,935,000)    (62,957,000)    (4,829,000)    (35,335,000)    (155,445,000)   (4,979,000)
Undistributed ordinary
 income........................    18,630,000       9,231,000         55,000       6,792,000       12,396,000       258,000
Undistributed long-term
 gain/(loss)...................   (18,008,000)    (40,572,000)   (13,000,000)        805,000     (111,428,000)   (3,968,000)
                                 ------------   -------------   ------------    ------------   --------------   -----------
Distributable earnings.........  $(17,313,000)  $ (94,298,000)  $(17,774,000)   $(27,738,000)  $ (254,477,000)  $(8,689,000)
                                 ============   =============   ============    ============   ==============   ===========

                                  HIGH YIELD        INTERMEDIATE      SHORT-TERM
                                  BOND FUND           BOND FUND       BOND FUND
                                 ------------       -------------    ------------
Cost basis if Investments for
 federal income tax purposes...  $109,285,000       $265,347,000     $107,336,000
Unrealized appreciation........     1,928,000          5,632,000        1,920,000
Unrealized depreciation........    (3,894,000)          (946,000)        (671,000)
                                 ------------       ------------     ------------
Net
 unrealized/(depreciation).....    (1,966,000)         4,686,000        1,249,000
Undistributed ordinary
 income........................       279,000            787,000          466,000
Undistributed long-term
 gain/(loss)...................    (2,283,000)       (14,180,000)      (9,928,000)
                                 ------------       ------------     ------------
Distributable earnings.........  $ (3,970,000)      $ (8,707,000)    $ (8,213,000)
                                 ============       ============     ============

     The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, the difference between book and tax amortization for premium and market discount, and the realization for tax purposes of unrealized gains/(losses) on investment in passive foreign investment companies.

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required. At April 30, 2002, capital loss carryforward positions for federal income tax purposes were as follows:

FUND                                                             AMOUNT       EXPIRES
----                                                          ------------    -------
Balanced....................................................  $ 18,066,606     2010
Large Cap Value.............................................    40,664,613     2010
Large Cap Growth............................................    12,999,741   2008-2010
International Equity........................................   111,427,670   2009-2010
Emerging Markets............................................     3,968,244   2009-2010
High Yield Bond.............................................     2,283,384   2009-2010
Intermediate Bond...........................................    14,192,474   2008-2010
Short-Term Bond.............................................     9,929,651   2003-2010

  Expenses

     Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses directly attributable to a class of shares are charged to that class. Expenses incurred by the Trust with respect to any two or more of the Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Each share of each Fund, regardless of class, bears equally those expenses that are allocated to the Fund as a whole.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Changes in Accounting Policy

     Effective November 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Upon adoption, the Balanced and Short-Term Bond Funds decreased the cost of securities by $153,000 and $428,000, respectively, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the period ended October 31, 2002, interest income decreased by $609,000, net realized gain on investments increased by $475,000 and the change in net unrealized appreciation increased by $134,000 for the Balanced Fund. During the same period interest income decreased by $520,000, net realized loss on investments decreased by $339,000 and the change in net unrealized depreciation decreased by $181,000 for the Short-Term Bond Fund.

     This change had no effect on either of the Fund's net assets or total return.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the International Fund are invested in the Portfolio. Management Fees paid by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Investment assets of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond and Intermediate Bond Funds are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund and High Yield Bond Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of .25% of the average daily net assets of the Intermediate Bond Fund and pays a portion of their fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. Management fees paid during the period March 1 to October 31, 2002 were as follows (dollars in thousands):

                                                                                AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE        FEE          ADVISORS         MANAGER
                                                     -----------   ----------   ---------------   -----------
Balanced Fund......................................  .225%-.70%      $1,313          $861            $452
Large Cap Value Fund...............................  .225%-.70%       1,349           910             439
Large Cap Growth Fund..............................   .50%-.70%         183           154              29
Small Cap Value Fund...............................   .50%-.60%         970           783             187
Emerging Markets Fund..............................  .80%-1.20%         258           232              26
High Yield Bond Fund...............................        .65%         532           452              80
Intermediate Bond Fund.............................        .25%         294           114             180

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

     The Manager serves as the sole investment adviser to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Fund.

     Through February 28, 2002, the Balanced, Large Cap Value, Small Cap Value, Emerging Markets and Intermediate Bond Funds invested all of their investable assets in the respective AMR Investment Services Trust Portfolio. Management fees paid by the AMR Investment Services Trust Portfolios from November 1, 2001 through February 28, 2002 were as follows:

                                                                                AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE        FEE          ADVISORS         MANAGER
                                                     -----------   ----------   ---------------   -----------
Balanced Portfolio.................................  .225%-.70%       $681           $449            $232
Large Cap Value Portfolio..........................  .225%-.70%        730            495             235
Small Cap Value Portfolio..........................   .50%-.60%        313            254              59
Emerging Markets Portfolio.........................  .80%-1.20%         96             87               9
Intermediate Bond Portfolio........................        .25%        126             48              78

     During the year ended October 31, 2002, management fees waived were as follows (in thousands):

                                                              WAIVED BY
                                                              INVESTMENT   WAIVED BY
                                                               ADVISER      MANAGER
                                                              ----------   ---------
High Yield Bond Fund........................................     $32          $32

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the period, securities lending fees paid to the Manager were as follows (in thousands):

Balanced Fund...............................................  $10
Large Cap Value Fund........................................    5
Large Cap Growth Fund.......................................    1
Small Cap Value Fund........................................    8
Emerging Markets Fund.......................................    1
High Yield Bond Fund........................................    1
Intermediate Bond Fund......................................    6
Short-Term Bond Fund........................................    1

     Through February 28, 2002, the Balanced, Large Cap Value, Small Cap Value, Emerging Markets and Intermediate Bond Funds invested all of their assets in the respective AMR Investment Services Trust Portfolio. Securities lending fees paid by the AMR Investment Services Trust Portfolios to the Manager were as follows (in thousands):

Balanced Fund...............................................  $13
Large Cap Value Fund........................................    9
Small Cap Value Fund........................................    4
Emerging Markets Fund.......................................    1
Intermediate Bond Fund......................................    6

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

  Administrative Service Agreement

     The Manager and the Trust entered into an Administrative Service Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of ..25% of the average daily net assets of the Institutional and PlanAhead Classes of each of the Funds.

  Distribution Plan

     The Trust has adopted a "defensive" Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the plan authorizes the management fees received by the Manager and the investment advisers hired by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

  Services Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class.

  Investment in Affiliated Funds

     The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Intermediate Bond and Short-Term Bond Funds may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Select Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Select Fund are recorded as interest income in the accompanying financial statements and totaled $1,054,419, $640,708, $8,329, $368,788, $24,309, $173,092, $263,526 and $74,734 during the period for the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Intermediate Bond and Short-Term Bond Funds, respectively. Cash collateral received by certain Funds is invested in the Select Fund and the AMR Enhanced Yield Business Trust (the "Business Trust"). See further discussion on securities lending in Note 4.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2002, the cost of air transportation was not material to any of the Funds. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the year ended October 31, 2002 (excluding short-term investments) are as follows (in thousands):

                                       LARGE CAP   LARGE CAP   SMALL CAP   EMERGING   HIGH YIELD
                                         VALUE      GROWTH       VALUE     MARKETS       BOND      INTERMEDIATE   SHORT-TERM
                       BALANCED FUND     FUND        FUND        FUND        FUND        FUND       BOND FUND     BOND FUND
                       -------------   ---------   ---------   ---------   --------   ----------   ------------   ----------
Purchases............    $523,742      $214,605     $49,525    $290,057    $43,645     $162,471      $267,571      $67,841
Proceeds from sales..    $661,463      $295,387     $38,118    $180,911    $31,006     $115,499      $210,819      $53,618

     The Intermediate Bond Fund had purchases and sales of U.S. Government securities of $91,139 and $93,947, respectively.

4.   SECURITIES LENDING

     The Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, Emerging Markets, High Yield Bond, Intermediate Bond and Short-Term Bond Funds participate in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Funds receive the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Funds also continue to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan. At October 31, 2002, the Funds had securities on loan as follows:

                                           MARKET VALUE OF
FUND                                      SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
----                                      ------------------   -------------------   ---------------
Balanced................................     $45,883,676             $   --            $47,270,981
Large Cap Value.........................      24,178,924                 --             25,539,908
Large Cap Growth........................       1,321,893                 --              1,383,194
Small Cap Value.........................      40,191,901                 --             42,355,727
Emerging Markets........................       4,788,756              6,048              4,993,379
High Yield Bond.........................       4,172,332                 --              4,246,727
Intermediate Bond.......................      47,028,339                 --             47,710,039
Short-Term Bond.........................       8,700,521                 --              8,926,580

     The Custodian for each Fund, other than High Yield Bond, invested the cash collateral in the Business Trust and the Select Fund. Income earned on these investments is reported as Income derived from securities lending in the Statements of Operations.

     The Manager serves as Trustee and as investment adviser to the Business Trust and the Select Fund. The Manager receives from the Business Trust and Select Fund an annualized fee equal to 0.10% of the average daily net assets.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

5.   COMMISSION RECAPTURE

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund.

6.   FUTURES CONTRACTS

     A summary of futures contracts at October 31, 2002 is as follows:

                                                                                                   UNREALIZED
                                                                                     MARKET      APPRECIATION/
TYPE OF FUTURE                                          EXPIRATION     CONTRACTS      VALUE      (DEPRECIATION)
--------------                                         -------------   ---------   -----------   --------------
BALANCED FUND:
  S&P 500 Index......................................  December 2002      129      $28,554,150     $1,529,824
LARGE CAP VALUE FUND:
  Emini S&P 500 Index................................  December 2002      180       39,843,000         36,423
LARGE CAP GROWTH FUND:
  Emini S&P 500 Index................................  December 2002       10          442,700          1,263
SMALL CAP VALUE FUND:
  Russell 2000 Index.................................  December 2002       36        6,725,000        306,350

7.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (in thousands):

Year Ended October 31, 2002

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
BALANCED FUND                                  SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
-------------                                  -------    ---------    -------    -----------   -------   ---------
Shares sold................................      3,527    $  41,875        416    $     4,967    5,439    $  64,360
Reinvestment of dividends..................        554        6,667         44            516    1,997       23,962
Shares redeemed............................    (16,328)    (188,773)      (507)        (5,958)  (6,696)     (77,133)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in capital shares
  outstanding..............................    (12,247)   $(140,231)       (47)   $      (475)     740    $  11,189
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
LARGE CAP VALUE FUND                           SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
--------------------                           -------    ---------    -------    -----------   -------   ---------
Shares sold................................      1,292    $  17,936      2,268    $    30,589    2,534    $  36,717
Reinvestment of dividends..................         16          246         25            371    1,514       22,489
Shares redeemed............................       (282)      (3,985)    (1,852)       (25,285)  (8,442)    (116,415)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in capital shares
  outstanding..............................      1,026    $  14,197        441    $     5,675   (4,394)   $ (57,209)
                                               =======    =========    =======    ===========   ======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                               INSTITUTIONAL CLASS           AMR CLASS
                                               --------------------    ----------------------
LARGE CAP GROWTH FUND                          SHARES      AMOUNT      SHARES       AMOUNT
---------------------                          -------    ---------    -------    -----------
Shares sold................................         --    $      --      3,748    $    20,300
Reinvestment of dividends..................         --           --          5             29
Shares redeemed............................         --           --     (1,774)        (9,029)
                                               -------    ---------    -------    -----------
Net increase in capital shares
  outstanding..............................         --    $      --      1,979    $    11,300
                                               =======    =========    =======    ===========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
SMALL CAP VALUE FUND                           SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
--------------------                           -------    ---------    -------    -----------   -------   ---------
Shares sold................................      2,296    $  32,038      1,910    $    25,673   10,370    $ 141,711
Reinvestment of dividends..................         14          178          6             70      927       11,481
Shares redeemed............................       (568)      (6,849)      (577)        (7,272)  (7,036)     (85,209)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase in capital shares
  outstanding..............................      1,742    $  25,367      1,339    $    18,471    4,261    $  67,983
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
INTERNATIONAL EQUITY FUND                      SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
-------------------------                      -------    ---------    -------    -----------   -------   ---------
Shares sold................................     56,942    $ 789,155     76,125    $ 1,032,877    3,890    $  53,155
Reinvestment of dividends..................        625        8,727        142          1,961      461        6,474
Shares redeemed............................    (50,862)    (712,783)   (76,321)    (1,039,202)  (4,403)     (59,899)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase (decrease) in capital shares
  outstanding..............................      6,705    $  85,099        (54)   $    (4,096)     (52)   $    (270)
                                               =======    =========    =======    ===========   ======    =========

                                               INSTITUTIONAL CLASS        PLANAHEAD CLASS            AMR CLASS
                                               --------------------    ----------------------   -------------------
EMERGING MARKETS FUND                          SHARES      AMOUNT      SHARES       AMOUNT      SHARES     AMOUNT
---------------------                          -------    ---------    -------    -----------   -------   ---------
Shares sold................................         18    $     152         --    $         1    3,113    $  25,835
Reinvestment of dividends..................          3           21         --             --       49          366
Shares redeemed............................         --           --         --             --   (1,737)     (13,977)
                                               -------    ---------    -------    -----------   ------    ---------
Net increase in capital shares
  outstanding..............................         21    $     173         --    $         1    1,425    $  12,224
                                               =======    =========    =======    ===========   ======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS
                                                 --------------------    --------------------
HIGH YIELD BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT
--------------------                             -------    ---------    -------    ---------
Shares sold..................................      7,138    $  71,171        566    $   5,461
Reinvestment of dividends....................        594        5,900          3           32
Shares redeemed..............................     (2,275)     (22,513)      (151)      (1,452)
                                                 -------    ---------    -------    ---------
Net increase in capital shares outstanding...      5,457    $  54,558        418    $   4,041
                                                 =======    =========    =======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    --------------------   -------------------
INTERMEDIATE BOND FUND                           SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
----------------------                           -------    ---------    -------    ---------   -------   ---------
Shares sold..................................      3,344    $  34,250        224    $   2,267    9,032    $  91,599
Reinvestment of dividends....................        310        3,180          3           26      519        5,238
Shares redeemed..............................     (2,256)     (23,199)      (100)      (1,015)  (4,753)     (47,668)
Shares acquired from merger..................         --           --         10          101       --           --
                                                 -------    ---------    -------    ---------   ------    ---------
Net increase in capital shares outstanding...      1,398    $  14,231        137    $   1,379    4,798    $  49,169
                                                 =======    =========    =======    =========   ======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    --------------------   -------------------
SHORT-TERM BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
--------------------                             -------    ---------    -------    ---------   -------   ---------
Shares sold..................................      2,306    $  21,752      1,052    $   9,909    2,674    $  25,248
Reinvestment of dividends....................         24          233         10           95      437        4,123
Shares redeemed..............................     (1,881)     (17,746)      (821)      (7,729)  (2,054)     (19,395)
                                                 -------    ---------    -------    ---------   ------    ---------
Net increase in capital shares outstanding...        449    $   4,239        241    $   2,275    1,057    $   9,976
                                                 =======    =========    =======    =========   ======    =========

Period Ended October 31, 2001

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    --------------------   -------------------
BALANCED FUND                                    SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
-------------                                    -------    ---------    -------    ---------   -------   ---------
Shares sold..................................      1,350    $  16,124        561    $   6,801    4,693    $  57,530
Reinvestment of dividends....................        680        7,958         57          655    2,640       30,806
Shares redeemed..............................    (10,220)    (124,307)      (557)      (6,710)  (6,473)     (78,879)
                                                 -------    ---------    -------    ---------   ------    ---------
Net increase (decrease) in capital shares
  outstanding................................     (8,190)   $(100,225)        61    $     746      860    $   9,457
                                                 =======    =========    =======    =========   ======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    --------------------   -------------------
LARGE CAP VALUE FUND                             SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
--------------------                             -------    ---------    -------    ---------   -------   ---------
Shares sold..................................        850    $  13,404        533    $   8,137    2,908    $  44,838
Reinvestment of dividends....................         23          345         56          807    3,535       51,575
Shares redeemed..............................       (658)     (10,263)      (459)      (6,996)  (7,634)    (116,578)
                                                 -------    ---------    -------    ---------   ------    ---------
Net increase (decrease) in capital shares
  outstanding................................        215    $   3,486        130    $   1,948   (1,191)   $ (20,165)
                                                 =======    =========    =======    =========   ======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    --------------------   -------------------
SMALL CAP VALUE FUND                             SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
--------------------                             -------    ---------    -------    ---------   -------   ---------
Shares sold..................................          4    $      45        181    $   2,078    8,767    $ 105,973
Reinvestment of dividends....................          7           68          1           13      224        2,200
Shares redeemed..............................         (2)         (25)      (124)      (1,406)  (2,538)     (28,569)
                                                 -------    ---------    -------    ---------   ------    ---------
Net increase in capital shares outstanding...          9    $      88         58    $     685    6,453    $  79,604
                                                 =======    =========    =======    =========   ======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    --------------------   -------------------
INTERNATIONAL EQUITY FUND                        SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
-------------------------                        -------    ---------    -------    ---------   -------   ---------
Shares sold..................................     33,316    $ 519,545     30,224    $ 463,598    2,591    $  41,314
Reinvestment of dividends....................      2,538       42,101        362        5,943    2,051       34,178
Shares redeemed..............................    (30,893)    (484,136)   (27,030)    (414,258)  (6,573)    (106,733)
                                                 -------    ---------    -------    ---------   ------    ---------
Net increase (decrease) in capital shares
  outstanding................................      4,961    $  77,510      3,556    $  55,283   (1,931)   $ (31,241)
                                                 =======    =========    =======    =========   ======    =========

                                                 INSTITUTIONAL CLASS          AMR CLASS
                                                 --------------------    --------------------
EMERGING MARKETS FUND                            SHARES      AMOUNT      SHARES      AMOUNT
---------------------                            -------    ---------    -------    ---------
Shares sold..................................        225    $   1,732      1,612    $  12,481
Reinvestment of dividends....................         --           --          8           60
Shares redeemed..............................         --           (1)      (631)      (4,590)
                                                 -------    ---------    -------    ---------
Net increase in capital shares outstanding...        225    $   1,731        989    $   7,951
                                                 =======    =========    =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    --------------------   -------------------
INTERMEDIATE BOND FUND                           SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
----------------------                           -------    ---------    -------    ---------   -------   ---------
Shares sold..................................      7,020    $  70,170        279    $   2,809    7,281    $  72,612
Reinvestment of dividends....................        240        2,438          1           10      349        3,466
Shares redeemed..............................     (1,481)     (15,134)      (262)      (2,631)  (2,584)     (25,516)
                                                 -------    ---------    -------    ---------   ------    ---------
Net increase in capital shares outstanding...      5,779    $  57,474         18    $     188    5,046    $  50,562
                                                 =======    =========    =======    =========   ======    =========

                                                 INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                 --------------------    --------------------   -------------------
SHORT-TERM BOND FUND                             SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
--------------------                             -------    ---------    -------    ---------   -------   ---------
Shares sold..................................        316    $   2,956        232    $   2,192    3,179    $  30,056
Reinvestment of dividends....................         16          152          5           47      416        3,916
Shares redeemed..............................       (293)      (2,734)      (159)      (1,507)  (1,287)     (12,038)
                                                 -------    ---------    -------    ---------   ------    ---------
Net increase in capital shares outstanding...         39    $     374         78    $     732    2,308    $  21,934
                                                 =======    =========    =======    =========   ======    =========

                                                      AMR CLASS
                                                 --------------------
LARGE CAP GROWTH FUND                            SHARES      AMOUNT
---------------------                            -------    ---------
Shares sold..................................      3,188    $  21,362
Reinvestment of dividends....................          4           33
Shares redeemed..............................     (1,040)      (7,148)
                                                 -------    ---------
Net increase in capital shares outstanding...      2,152    $  14,247
                                                 =======    =========

                                                 INSTITUTIONAL CLASS
                                                 --------------------
HIGH YIELD BOND FUND                             SHARES      AMOUNT
--------------------                             -------    ---------
Shares sold..................................      5,784    $  58,087
Reinvestment of dividends....................        345        3,473
Shares redeemed..............................       (703)      (7,068)
                                                 -------    ---------
Net increase in capital shares outstanding...      5,426    $  54,492
                                                 =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                               INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2002       2001(D E)   2000(B)      1999       1998
                                                              ------      ---------   --------   --------   --------
Net asset value, beginning of period........................  $12.07      $  12.27    $  13.01   $  14.56   $  16.18
                                                              ------      --------    --------   --------   --------
Income from investment operations:
    Net investment income(A C)..............................    0.11(G)       0.51        0.58       0.50       0.51
    Net gains (losses) on securities (both realized and
      unrealized)(C)........................................   (0.69)(G)     (0.03)      (0.03)     (0.39)      0.76
                                                              ------      --------    --------   --------   --------
Total income from investment operations.....................    0.58          0.48        0.55       0.11       1.27
                                                              ------      --------    --------   --------   --------
Less distributions:
    Dividends from net investment income....................   (0.44)        (0.68)      (0.51)     (0.49)     (0.63)
    Distributions from net realized gains on securities.....   (0.08)           --       (0.78)     (1.17)     (2.26)
                                                              ------      --------    --------   --------   --------
Total distributions.........................................   (0.52)        (0.68)      (1.29)     (1.66)     (2.89)
                                                              ------      --------    --------   --------   --------
Net asset value, end of period..............................  $10.97      $  12.07    $  12.27   $  13.01   $  14.56
                                                              ======      ========    ========   ========   ========
Total return................................................   (5.14)%       4.07%       5.13%      0.53%      9.04%
                                                              ======      ========    ========   ========   ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $8,994      $157,775    $260,880   $139,519   $145,591
    Ratios to average net assets (annualized):
      Expenses(C)...........................................   0.62%         0.62%       0.61%      0.59%      0.59%
      Net investment income(C)..............................   3.12%(G)      3.56%       4.39%      3.55%      3.54%
    Portfolio turnover rate(F)..............................     84%          122%        121%        90%        87%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) GSB Investment Management, Inc. was removed as an investment adviser to the Balanced Fund on March 1, 2000.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(D) On September 7, 2001, AMR Investment Services, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(E) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(F) The American AAdvantage Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G)  Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

                                                              INSTITUTIONAL   PLANAHEAD     AMR
                                                                  CLASS         CLASS      CLASS
                                                              -------------   ----------   ------
Net investment income.......................................     $ 0.13         $ 0.42     $ 0.49
Net gains (losses) on securities (both realized and
  unrealized)...............................................     $(0.71)        $(1.00)    $(1.02)
Net investment income ratio.................................       3.21%          2.92%      3.48%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                PLANAHEAD CLASS                                             AMR CLASS
              ----------------------------------------------------   --------------------------------------------------------
                             YEAR ENDED OCTOBER 31,                                   YEAR ENDED OCTOBER 31,
              ----------------------------------------------------   --------------------------------------------------------
               2002        2001(D E)   2000(B)    1999      1998       2002        2001(D E)   2000(B)      1999       1998
              -------      ---------   -------   -------   -------   --------      ---------   --------   --------   --------
              $ 11.88       $ 12.08    $ 12.79   $ 14.35   $ 16.03   $  12.06      $  12.27    $  13.02   $  14.57   $  16.23
              -------       -------    -------   -------   -------   --------      --------    --------   --------   --------
                 0.41(G)       0.51       0.53      0.44      0.47       0.48(G)       0.56        0.61       0.54       0.55
                (0.99)(G)     (0.06)        --     (0.39)     0.75      (1.01)(G)     (0.05)      (0.03)     (0.39)      0.76
              -------       -------    -------   -------   -------   --------      --------    --------   --------   --------
                 0.58          0.45       0.53      0.05      1.22      (0.53)         0.51        0.58       0.15       1.31
              -------       -------    -------   -------   -------   --------      --------    --------   --------   --------
                (0.41)        (0.65)     (0.46)    (0.44)    (0.64)     (0.47)        (0.72)      (0.55)     (0.53)     (0.71)
                (0.08)           --      (0.78)    (1.17)    (2.26)     (0.08)           --       (0.78)     (1.17)     (2.26)
              -------       -------    -------   -------   -------   --------      --------    --------   --------   --------
                (0.49)        (0.65)     (1.24)    (1.61)    (2.90)     (0.55)        (0.72)      (1.33)     (1.70)     (2.97)
              -------       -------    -------   -------   -------   --------      --------    --------   --------   --------
              $ 10.81       $ 11.88    $ 12.08   $ 12.79   $ 14.35   $  10.98      $  12.06    $  12.27   $  13.02   $  14.57
              =======       =======    =======   =======   =======   ========      ========    ========   ========   ========
                (5.18)%       3.84%      4.88%     0.22%     8.73%      (4.71)%       4.38%       5.37%      0.83%      9.34%
              =======       =======    =======   =======   =======   ========      ========    ========   ========   ========
              $10,561       $12,176    $11,643   $22,753   $40,717   $487,526      $526,405    $525,040   $840,935   $886,908
                0.90%         0.84%      0.90%     0.90%     0.89%      0.35%         0.36%       0.35%      0.34%      0.33%
                2.83%(G)      3.29%      4.01%     3.21%     3.23%      3.39%(G)      3.77%       4.54%      3.81%      3.79%
                  84%          122%       121%       90%       87%        84%          122%        121%        90%        87%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                     INSTITUTIONAL CLASS
                                                    ------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                    ------------------------------------------------------
                                                     2002      2001(B G)    2000(E)    1999(D)      1998
                                                    -------    ---------    -------    -------    --------
Net asset value, beginning of period..............  $ 14.51     $ 15.83     $ 18.69    $ 20.93    $  21.63
                                                    -------     -------     -------    -------    --------
Income from investment operations:
   Net investment income(A C).....................     0.27        0.28        0.47       0.38        0.40
   Net gains (losses) on securities (both realized
     and unrealized)(C)...........................    (1.76)      (0.61)       0.06       0.04        0.89
                                                    -------     -------     -------    -------    --------
Total income from investment operations...........    (1.49)      (0.33)       0.53       0.42        1.29
                                                    -------     -------     -------    -------    --------
Less distributions:
   Dividends from net investment income...........    (0.30)      (0.50)      (0.34)     (0.40)      (0.41)
   Distributions from net realized gains on
     securities...................................    (0.17)      (0.49)      (3.05)     (2.26)      (1.58)
                                                    -------     -------     -------    -------    --------
Total distributions...............................    (0.47)      (0.99)      (3.39)     (2.66)      (1.99)
                                                    -------     -------     -------    -------    --------
Net asset value, end of period....................  $ 12.55     $ 14.51     $ 15.83    $ 18.69    $  20.93
                                                    =======     =======     =======    =======    ========
Total return......................................   (10.83)%     (2.21)%     4.81%      1.72%       6.28%
                                                    =======     =======     =======    =======    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).......  $21,589     $10,081     $ 7,594    $45,039    $216,548
   Ratios to average net assets (annualized):
     Expenses(C)..................................    0.61%       0.64%       0.53%      0.59%       0.57%
     Net investment income(C).....................    1.82%       1.76%       3.71%      1.94%       1.86%
   Portfolio turnover rate(F).....................      34%         60%         58%        33%         40%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(D) Prior to March 1, 1999, the Large Cap Value Fund was known as the Growth and Income Fund.

(E) GSB Investment Management, Inc. was removed as an investment advisor to the Large Cap Value Fund on March 1, 2000.

(F) The American AAdvantage Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) Metropolitan West Capital Management, LLC replaced Independence Investment LLC as investment advisor to the Large Cap Value Fund on December 1, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         PLANAHEAD CLASS                                             AMR CLASS
         -------------------------------------------------   ---------------------------------------------------------
                      YEAR ENDED OCTOBER 31,                                  YEAR ENDED OCTOBER 31,
         -------------------------------------------------   ---------------------------------------------------------
          2002     2001(B G)   2000(E)   1999(D)    1998       2002     2001(B G)   2000(E)     1999(D)        1998
         -------   ---------   -------   -------   -------   --------   ---------   --------   ----------   ----------
         $ 14.00    $ 15.40    $ 18.41   $ 20.67   $ 21.38   $  14.34   $  15.75    $  18.77   $    21.03   $    21.70
         -------    -------    -------   -------   -------   --------   --------    --------   ----------   ----------
            0.25       0.26       0.60      0.35      0.35       0.31       0.34        0.65         0.49         0.46
           (1.74)     (0.62)     (0.13)     0.01      0.86      (1.75)     (0.63)      (0.09)       (0.02)        0.89
         -------    -------    -------   -------   -------   --------   --------    --------   ----------   ----------
           (1.49)     (0.36)      0.47      0.36      1.21      (1.44)     (0.29)       0.56         0.47         1.35
         -------    -------    -------   -------   -------   --------   --------    --------   ----------   ----------
           (0.25)     (0.55)     (0.43)    (0.36)    (0.34)     (0.33)     (0.63)      (0.53)       (0.47)       (0.44)
           (0.17)     (0.49)     (3.05)    (2.26)    (1.58)     (0.17)     (0.49)      (3.05)       (2.26)       (1.58)
         -------    -------    -------   -------   -------   --------   --------    --------   ----------   ----------
           (0.42)     (1.04)     (3.48)    (2.62)    (1.92)     (0.50)     (0.97)      (3.58)       (2.73)       (2.02)
         -------    -------    -------   -------   -------   --------   --------    --------   ----------   ----------
         $ 12.09    $ 14.00    $ 15.40   $ 18.41   $ 20.67   $  12.40   $  14.34    $  15.75   $    18.77   $    21.03
         =======    =======    =======   =======   =======   ========   ========    ========   ==========   ==========
          (11.13)%    (2.47)%    4.56%     1.41%     5.94%     (10.62)%    (1.98)%     5.08%        1.97%        6.56%
         =======    =======    =======   =======   =======   ========   ========    ========   ==========   ==========
         $15,941    $12,280    $11,507   $20,095   $40,907   $511,287   $654,239    $737,111   $1,384,358   $1,614,432
           0.93%      0.89%      0.84%     0.90%     0.86%      0.36%      0.36%       0.34%        0.34%        0.31%
           1.53%      1.54%      2.51%     1.62%     1.58%      2.06%      2.09%       3.07%        2.17%        2.12%
             34%        60%        58%       33%       40%        34%        60%         58%          33%          40%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                  INSTITUTIONAL CLASS                       AMR CLASS
                                                           ---------------------------------    ---------------------------------
                                                               YEAR ENDED                           YEAR ENDED
                                                              OCTOBER 31,        JULY 31 TO        OCTOBER 31,        JULY 31 TO
                                                           ------------------    OCTOBER 31,    ------------------    OCTOBER 31,
                                                            2002       2001         2000         2002       2001         2000
                                                           -------    -------    -----------    -------    -------    -----------
Net asset value, beginning of period.....................  $  5.66    $  9.54      $10.00       $  5.67    $  9.55      $ 10.00
                                                           -------    -------      ------       -------    -------      -------
Income from investment operations:
   Net investment income (loss)(A).......................     0.03      (0.01)         --          0.02       0.01         0.01
   Net losses on securities (both realized and
     unrealized)(A)......................................    (1.16)     (3.86)      (0.46)        (1.14)     (3.87)       (0.46)
                                                           -------    -------      ------       -------    -------      -------
Total income from investment operations..................    (1.13)     (3.87)      (0.46)        (1.12)     (3.86)       (0.46)
                                                           -------    -------      ------       -------    -------      -------
Less distributions:
   Dividends from net investment income..................       --      (0.01)         --         (0.01)     (0.02)          --
                                                           -------    -------      ------       -------    -------      -------
Total distributions......................................       --      (0.01)         --         (0.01)     (0.02)          --
                                                           -------    -------      ------       -------    -------      -------
Net asset value, end of period...........................  $  4.53    $  5.66      $ 9.54       $  4.54    $  5.67      $  9.55
                                                           =======    =======      ======       =======    =======      =======
Total return.............................................   (19.96)%   (40.62)%     (4.60)%(C)   (19.85)%   (40.51)%      (4.50)%(C)
                                                           =======    =======      ======       =======    =======      =======
Ratios and supplemental data:
   Net assets, end of period (in thousands)..............  $     1    $     1      $    1       $28,017    $23,804      $19,505
   Ratios to average net assets (annualized)(A):
       Expenses..........................................    0.87%      0.99%       0.99%         0.67%      0.70%        0.74%
       Net investment income (loss)......................    0.06%      (0.26)%        --         0.30%      0.08%        0.25%
       Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(A).........       --      0.02%       0.29%            --      0.02%        0.14%
   Portfolio turnover rate(B)............................     135%        85%          9%(C)       135%        85%           9%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The American AAdvantage Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              INSTITUTIONAL CLASS
                                                              ---------------------------------------------------
                                                                                                     DECEMBER 31,
                                                                    YEAR ENDED OCTOBER 31,             1998 TO
                                                              ----------------------------------     OCTOBER 31,
                                                                 2002         2001(C)      2000          1999
                                                              -----------     -------     ------     ------------
Net asset value, beginning of period........................    $ 11.69       $10.08      $ 9.07        $10.00
                                                                -------       ------      ------        ------
Income from investment operations:
    Net investment income (loss)(A).........................      (0.01)        0.16        0.21          0.07
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................       0.47         1.81        1.01         (1.00)
                                                                -------       ------      ------        ------
Total income from investment operations.....................       0.46         1.97        1.22         (0.93)
                                                                -------       ------      ------        ------
Less distributions:
    Dividends from net investment income....................      (0.11)       (0.19)      (0.04)           --
    Distributions from net realized gains on securities.....      (0.76)       (0.17)      (0.17)           --
                                                                -------       ------      ------        ------
Total distributions.........................................      (0.87)       (0.36)      (0.21)           --
                                                                -------       ------      ------        ------
Net asset value, end of period..............................    $ 11.28       $11.69      $10.08        $ 9.07
                                                                =======       ======      ======        ======
Total return................................................       3.29%       20.16%      13.78%        (9.30)%(D)
                                                                =======       ======      ======        ======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................    $21,936       $2,364      $1,955        $2,117
    Ratios to average net assets (annualized):
      Expenses(A)...........................................       0.82%        0.89%       0.92%         0.96%
      Net investment income(A)..............................       0.81%        1.38%       1.62%         0.84%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(A)............         --           --        0.06%         1.23%
    Portfolio turnover rate(B)..............................         81%          93%         63%           31%(D)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio through February 28, 2002.

(B) The American AAdvantage Small Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Small Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PLANAHEAD CLASS                                          AMR CLASS
           -----------------------------------------------     ----------------------------------------------------
               YEAR ENDED OCTOBER 31,          MARCH 1 TO             YEAR ENDED OCTOBER 31,            MARCH 1 TO
           -------------------------------     OCTOBER 31,     ------------------------------------     OCTOBER 31,
            2002       2001(C)      2000          1999            2002         2001(C)       2000          1999
           -------     -------     -------     -----------     -----------     --------     -------     -----------
           $ 11.64     $10.08      $  9.05       $ 9.13         $  11.71       $  10.10     $  9.08       $  9.13
           -------     ------      -------       ------         --------       --------     -------       -------
              0.06       0.15         0.08         0.02             0.15           0.15        0.22          0.04
              0.36       1.76         1.14        (0.10)            0.34           1.85        1.04         (0.09)
           -------     ------      -------       ------         --------       --------     -------       -------
              0.42       1.91         1.22        (0.08)            0.49           2.00        1.26         (0.05)
           -------     ------      -------       ------         --------       --------     -------       -------
             (0.08)     (0.18)       (0.02)          --            (0.14)         (0.22)      (0.07)           --
             (0.76)     (0.17)       (0.17)          --            (0.76)         (0.17)      (0.17)           --
           -------     ------      -------       ------         --------       --------     -------       -------
             (0.84)     (0.35)       (0.19)          --            (0.90)         (0.39)      (0.24)           --
           -------     ------      -------       ------         --------       --------     -------       -------
           $ 11.22     $11.64      $ 10.08       $ 9.05         $  11.30       $  11.71     $ 10.10       $  9.08
           =======     ======      =======       ======         ========       ========     =======       =======
              2.99%     19.58%       13.76%       (0.88)%(D)        3.54%         20.52%      14.19%        (0.55)%(D)
           =======     ======      =======       ======         ========       ========     =======       =======
           $16,190     $1,197      $   440       $   74         $181,180       $137,811     $53,715       $64,662
              1.11%      1.17%        1.18%        1.28%            0.56%          0.64%       0.68%         0.70%
              0.52%      1.06%        1.71%        0.57%            1.09%          1.55%       1.89%         1.14%
                --         --         0.06%        0.18%              --             --        0.06%         0.24%
                81%        93%          63%          31%(D)           81%            93%         63%           31%(D)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                INSTITUTIONAL CLASS
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2002      2001(E)       2000      1999(B)       1998
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........................  $  13.77    $  17.95    $  19.36    $  16.93    $  17.08
                                                              --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income(AD)................................      0.21        0.24        0.36        0.35        0.33
   Net gains (losses) on securities (both realized and
    unrealized)(D)..........................................     (1.62)      (2.96)       0.18        2.92        0.34
                                                              --------    --------    --------    --------    --------
Total income from investment operations.....................     (1.41)      (2.72)       0.54        3.27        0.67
                                                              --------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income.....................     (0.26)      (0.22)      (0.31)      (0.35)      (0.34)
   Distributions from net realized gains on securities......        --       (1.24)      (1.64)      (0.49)      (0.48)
                                                              --------    --------    --------    --------    --------
Total distributions.........................................     (0.26)      (1.46)      (1.95)      (0.84)      (0.82)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period..............................  $  12.10    $  13.77    $  17.95    $  19.36    $  16.93
                                                              ========    ========    ========    ========    ========
Total return................................................    (10.51)%    (16.54)%     2.36%      19.98%       4.19%
                                                              ========    ========    ========    ========    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).................  $537,476    $519,151    $587,869    $601,923    $408,581
   Ratios to average net assets (annualized):
      Expenses(D)...........................................     0.75%       0.78%       0.72%       0.64%       0.80%
      Net investment income(D)..............................     1.56%       1.54%       1.64%       2.00%       2.05%
   Portfolio turnover rate(C)...............................       43%         36%         45%         63%         24%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Morgan Stanley Asset Management, Inc. was replaced by Lazard Asset Management and Independence Investment LLC as investment advisor to the International Equity Fund on March 1, 1999.

(C) The American AAdvantage International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

(E) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PLANAHEAD CLASS                                         AMR CLASS
           ------------------------------------------------   ----------------------------------------------------
                        YEAR ENDED OCTOBER 31,                               YEAR ENDED OCTOBER 31,
           ------------------------------------------------   ----------------------------------------------------
            2002     2001(E)     2000     1999(B)    1998       2002     2001(E)      2000     1999(B)      1998
           -------   --------   -------   -------   -------   --------   --------   --------   --------   --------
           $ 13.58   $  17.72   $ 19.13   $ 16.75   $ 16.92   $  13.86   $  18.07   $  19.46   $  17.01   $  17.15
           -------   --------   -------   -------   -------   --------   --------   --------   --------   --------
              0.15       0.19      0.31      0.30      0.31       0.24       0.28       0.41       0.39       0.37
             (1.56)     (2.92)     0.18      2.89      0.31      (1.62)     (2.98)      0.20       2.94       0.34
           -------   --------   -------   -------   -------   --------   --------   --------   --------   --------
             (1.41)     (2.73)     0.49      3.19      0.62      (1.38)     (2.70)      0.61       3.33       0.71
           -------   --------   -------   -------   -------   --------   --------   --------   --------   --------
             (0.22)     (0.17)    (0.26)    (0.32)    (0.31)     (0.30)     (0.27)     (0.36)     (0.39)     (0.37)
                --      (1.24)    (1.64)    (0.49)    (0.48)        --      (1.24)     (1.64)     (0.49)     (0.48)
           -------   --------   -------   -------   -------   --------   --------   --------   --------   --------
             (0.22)     (1.41)    (1.90)    (0.81)    (0.79)     (0.30)     (1.51)     (2.00)     (0.88)     (0.85)
           -------   --------   -------   -------   -------   --------   --------   --------   --------   --------
           $ 11.95   $  13.58   $ 17.72   $ 19.13   $ 16.75   $  12.18   $  13.86   $  18.07   $  19.46   $  17.01
           =======   ========   =======   =======   =======   ========   ========   ========   ========   ========
            (10.57)%   (16.79)%   2.08%    19.68%     3.94%     (10.26)%   (16.35)%    2.69%     20.27%      4.44%
           =======   ========   =======   =======   =======   ========   ========   ========   ========   ========
           $99,636   $113,948   $85,680   $60,602   $46,242   $264,579   $301,762   $428,329   $602,593   $496,040
             1.04%      1.10%     1.01%     0.93%     1.08%      0.49%      0.52%      0.46%      0.39%      0.53%
             1.35%      1.22%     1.43%     1.71%     1.72%      1.81%      1.78%      1.92%      2.25%      2.26%
               43%        36%       45%       63%       24%        43%        36%        45%        63%        24%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                     INSTITUTIONAL CLASS                                              AMR CLASS
                             ------------------------------------    PLANAHEAD CLASS    -------------------------------------
                                  YEAR ENDED                         ---------------          YEAR ENDED
                                  OCTOBER 31,         JULY 31, TO     OCTOBER 1, TO          OCTOBER 31,          JULY 31, TO
                             ---------------------    OCTOBER 31,      OCTOBER 31,      ----------------------    OCTOBER 31,
                              2002        2001           2000             2002           2002         2001           2000
                             ------    -----------    -----------    ---------------    -------    -----------    -----------
Net asset value, beginning
 of period.................  $ 6.64      $  8.17        $ 10.00          $ 6.86         $  6.65      $  8.18        $ 10.00
                             ------      -------        -------          ------         -------      -------        -------
Income from investment
 operations:
   Net investment
     income(A).............    0.09         0.11             --              --            0.09         0.13             --
   Net gains (losses) on
     securities (both
     realized and
     unrealized)(A)........    0.56        (1.62)         (1.83)           0.33            0.59        (1.63)         (1.82)
                             ------      -------        -------          ------         -------      -------        -------
Total income from
 investment operations.....    0.65        (1.51)         (1.83)           0.33            0.68        (1.50)         (1.82)
                             ------      -------        -------          ------         -------      -------        -------
Less distributions:
   Dividends from net
     investment income.....   (0.09)       (0.01)            --              --           (0.11)       (0.02)            --
   Distributions from net
     realized gains on
     securities............      --        (0.01)            --              --              --        (0.01)            --
                             ------      -------        -------          ------         -------      -------        -------
Total distributions........   (0.09)       (0.02)            --              --           (0.11)       (0.03)            --
                             ------      -------        -------          ------         -------      -------        -------
Net asset value, end of
 period....................  $ 7.20      $  6.64        $  8.17          $ 7.19         $  7.22      $  6.65        $  8.18
                             ======      =======        =======          ======         =======      =======        =======
Total return...............   9.80%       (18.52)%       (18.30)%(C)      4.81%(C)       10.10%       (18.40)%       (18.20)%(C)
                             ======      =======        =======          ======         =======      =======        =======
Ratios and supplemental
 data:
   Net assets, end of
     period (in
     thousands)............  $1,769      $ 1,495        $     1          $    1         $32,731      $20,660        $17,308
   Ratios to average net
     assets (annualized):
     Expenses(A)...........   1.51%        1.43%          1.87%           1.87%           1.26%        1.30%          1.60%
     Net investment income
       (loss)(A)...........   1.11%        2.07%          (0.47)%         (0.25)%         1.35%        1.76%          (0.19)%
   Portfolio turnover
     rate(B)...............     94%          95%            23%(C)          94%(D)          94%          95%            23%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio through February 28, 2002.

(B) The American AAdvantage Emerging Markets Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) Portfolio turnover rate is for the period November 1, 2001 through October 31, 2002.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                    INSTITUTIONAL CLASS             PLANAHEAD CLASS
                                                           -------------------------------------    ---------------
                                                              YEAR ENDED       DECEMBER 29, 2000      MARCH 1, TO
                                                             OCTOBER 31,        TO OCTOBER 31,        OCTOBER 31,
                                                                 2002                2001                2002
                                                           ----------------    -----------------    ---------------
Net asset value, beginning of period.....................      $   9.82             $ 10.00             $10.10
                                                               --------             -------             ------
Income from investment operations:
    Net investment income................................          0.80                0.71               0.50
    Net gains (losses) on securities (both realized and
      unrealized)........................................         (0.19)              (0.18)             (0.47)
                                                               --------             -------             ------
Total income from investment operations..................          0.61                0.53               0.03
                                                               --------             -------             ------
Less distributions:
    Dividends from net investment income.................         (0.80)              (0.71)             (0.50)
                                                               --------             -------             ------
Total distributions......................................         (0.80)              (0.71)             (0.50)
                                                               --------             -------             ------
Net asset value, end of period...........................      $   9.63             $  9.82             $ 9.63
                                                               ========             =======             ======
Total return.............................................         6.28%               5.33%(A)           (0.26)%(A)
                                                               ========             =======             ======
Ratios and supplemental data:
    Net assets, end of period (in thousands).............      $104,813             $53,275             $4,029
    Ratios to average net assets (annualized):
      Expenses...........................................         0.90%               0.90%              1.27%
      Net investment income..............................         8.02%               8.48%              7.20%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager............         0.08%               0.17%                --%
    Portfolio turnover rate..............................          163%                145%(A)            163%(B)

---------------

(A)  Not annualized.

(B) Portfolio turnover rate is for the period November 1, 2001 through October 31, 2002.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                              -------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------
                                                               2002       2001      2000      1999       1998
                                                              -------    -------   ------   --------   --------
Net asset value, beginning of period........................  $ 10.51    $  9.72   $ 9.58   $  10.50   $  10.17
                                                              -------    -------   ------   --------   --------
Income from investment operations:
    Net investment income(A)................................     0.51       0.57     0.59       0.56       0.59
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................    (0.09)      0.79     0.14      (0.63)      0.34
                                                              -------    -------   ------   --------   --------
Total income from investment operations.....................    (0.42)      1.36     0.73      (0.07)      0.93
                                                              -------    -------   ------   --------   --------
Less distributions:
    Dividends from net investment income....................    (0.51)     (0.57)   (0.59)     (0.56)     (0.59)
    Distributions from net realized gains on securities.....       --         --       --      (0.29)     (0.01)
                                                              -------    -------   ------   --------   --------
Total distributions.........................................    (0.51)     (0.57)   (0.59)     (0.85)     (0.60)
                                                              -------    -------   ------   --------   --------
Net asset value, end of period..............................  $ 10.42    $ 10.51   $ 9.72   $   9.58   $  10.50
                                                              =======    =======   ======   ========   ========
Total return................................................    4.21%     14.36%    7.89%      (0.83)%    9.37%
                                                              =======    =======   ======   ========   ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $74,919    $60,842   $  115   $205,218   $178,840
    Ratios to average net assets (annualized):
      Expenses(A)...........................................    0.56%      0.54%    0.59%      0.55%      0.57%
      Net investment income(A)..............................    4.99%      5.55%    6.31%      5.62%      5.74%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(A)............       --         --       --         --         --
    Portfolio turnover rate(B)..............................     185%       164%     102%       123%       181%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio through February 28, 2002.

(B) The American AAdvantage Intermediate Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) Portfolio turnover rate is for the period November 1, 1997 through October 31, 1998.

(E) Portfolio turnover rate is for the period November 1, 1998 through October 31, 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                PLAN AHEAD CLASS                                   AMR CLASS
------------------------------------------------   ------------------------------------------
                                       MARCH 2                                      MARCH 1
      YEAR ENDED OCTOBER 31,             TO           YEAR ENDED OCTOBER 31,          TO
----------------------------------   OCTOBER 31,   ----------------------------   OCTOBER 31,
 2002     2001      2000     1999       1998         2002      2001      2000        1999
------   -------   ------   ------   -----------   --------   -------   -------   -----------
$10.34   $  9.57   $ 9.63   $10.55     $10.25      $  10.30   $  9.53   $  9.58     $  9.95
------   -------   ------   ------     ------      --------   -------   -------     -------
  0.48      0.53     0.59     0.53       0.37          0.53      0.58      0.64        0.39
 (0.07)     0.77    (0.06)   (0.63)      0.30         (0.08)     0.77     (0.05)      (0.37)
------   -------   ------   ------     ------      --------   -------   -------     -------
  0.41      1.30     0.53    (0.10)      0.67          0.45      1.35      0.59        0.02
------   -------   ------   ------     ------      --------   -------   -------     -------
 (0.48)    (0.53)   (0.59)   (0.53)     (0.37)        (0.53)    (0.58)    (0.64)      (0.39)
    --        --       --    (0.29)        --            --        --        --          --
------   -------   ------   ------     ------      --------   -------   -------     -------
 (0.48)    (0.53)   (0.59)   (0.82)     (0.37)        (0.53)    (0.58)    (0.64)      (0.39)
------   -------   ------   ------     ------      --------   -------   -------     -------
$10.27   $ 10.34   $ 9.57   $ 9.63     $10.55      $  10.22   $ 10.30   $  9.53     $  9.58
======   =======   ======   ======     ======      ========   =======   =======     =======
 4.10%    13.91%    5.76%    (0.98)%    6.63%(C)      4.57%    14.58%     6.39%       (0.17)%(C)
======   =======   ======   ======     ======      ========   =======   =======     =======
$1,691   $   300   $  102   $1,545     $   30      $144,098   $95,820   $40,555     $46,655
 0.86%     0.83%    0.87%    0.85%      0.86%         0.30%     0.30%     0.39%       0.30%
 4.60%     5.04%    6.07%    5.32%      5.21%         5.23%     5.84%     6.72%       6.12%
    --     0.01%    0.02%       --         --            --        --        --          --
  185%      164%     102%     123%       181%(D)       185%      164%      102%        123%(E)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              INSTITUTIONAL CLASS
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                               2002        2001       2000       1999     1998(A)
                                                              ------      -------    -------    ------    -------
Net asset value, beginning of period........................  $ 9.62      $  9.21    $  9.30    $ 9.63    $  9.63
                                                              ------      -------    -------    ------    -------
Income from investment operations:
    Net investment income(C)................................    0.42(D)      0.57       0.62      0.53       0.62
    Net gains (losses) on securities (both realized and
      unrealized)(C)........................................   (0.11)(D)     0.41      (0.10)    (0.29)        --
                                                              ------      -------    -------    ------    -------
Total income from investment operations.....................    0.31         0.98       0.52      0.24       0.62
                                                              ------      -------    -------    ------    -------
Less distributions:
    Dividends from net investment income....................   (0.48)       (0.57)     (0.61)    (0.57)     (0.62)
                                                              ------      -------    -------    ------    -------
Total distributions.........................................   (0.48)       (0.57)     (0.61)    (0.57)     (0.62)
                                                              ------      -------    -------    ------    -------
Net asset value, end of period..............................  $ 9.45      $  9.62    $  9.21    $ 9.30    $  9.63
                                                              ======      =======    =======    ======    =======
Total return................................................   3.37%       10.98%      5.83%     2.56%      6.60%
                                                              ======      =======    =======    ======    =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $8,396      $ 4,226    $ 3,687    $5,034    $18,453
    Ratios to average net assets (annualized):
      Expenses(C)...........................................   0.44%        0.51%      0.58%     0.62%      0.65%
      Net investment income(C)..............................   4.47%(D)     6.06%      6.61%     5.92%      6.43%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(C)............      --           --         --        --         --
    Portfolio turnover rate(B)..............................     63%         104%        89%      115%        74%

---------------

(A) Prior to March 1, 1998, the American AAdvantage Short-Term Bond Fund was known as the American AAdvantage Limited-Term Income Fund.

(B) The American AAdvantage Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio through February 28, 2002.

(D)  Without the adoption of the changes in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

                                                                 INSTITUTIONAL   PLANAHEAD    AMR
                                                                     CLASS         CLASS     CLASS
                                                                 -------------   ---------   ------
   Net investment income.......................................     $ 0.47        $ 0.46     $ 0.49
   Net gains (losses) on securities (both realized and
     unrealized)...............................................     $(0.16)       $(0.17)    $(0.16)
   Net investment income ratio.................................      5.07%         4.75%      5.23%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  PLANAHEAD CLASS                                               AMR CLASS
----------------------------------------------------     -------------------------------------------------------
               YEAR ENDED OCTOBER 31,                                    YEAR ENDED OCTOBER 31,
----------------------------------------------------     -------------------------------------------------------
 2002       2001        2000       1999      1998(A)      2002        2001        2000        1999       1998(A)
------     -------     ------     ------     -------     -------     -------     -------     -------     -------
$ 9.62     $  9.21     $ 9.30     $ 9.64     $  9.63     $  9.60     $  9.20     $  9.29     $  9.62     $  9.62
------     -------     ------     ------     -------     -------     -------     -------     -------     -------
  0.43(D)     0.55       0.59       0.54        0.60        0.44(D)     0.59        0.63        0.59        0.65
 (0.14)(D)    0.41      (0.09)     (0.33)       0.01       (0.11)(D)    0.40       (0.09)      (0.33)         --
------     -------     ------     ------     -------     -------     -------     -------     -------     -------
  0.29        0.96       0.50       0.21        0.61        0.33        0.99        0.54        0.26        0.65
------     -------     ------     ------     -------     -------     -------     -------     -------     -------
 (0.46)      (0.55)     (0.59)     (0.55)      (0.60)      (0.49)      (0.59)      (0.63)      (0.59)      (0.65)
------     -------     ------     ------     -------     -------     -------     -------     -------     -------
 (0.46)      (0.55)     (0.59)     (0.55)      (0.60)      (0.49)      (0.59)      (0.63)      (0.59)      (0.65)
------     -------     ------     ------     -------     -------     -------     -------     -------     -------
$ 9.45     $  9.62     $ 9.21     $ 9.30     $  9.64     $  9.44     $  9.60     $  9.38     $  9.29     $  9.62
======     =======     ======     ======     =======     =======     =======     =======     =======     =======
 3.16%      10.69%      5.56%      2.21%       6.50%       3.60%      11.07%       6.09%       2.83%       6.93%
======     =======     ======     ======     =======     =======     =======     =======     =======     =======
$3,520     $ 1,257     $  489     $1,638     $ 3,722     $89,932     $81,370     $56,714     $66,767     $95,056
 0.73%       0.75%      0.84%      0.84%       0.85%       0.30%       0.33%       0.33%       0.35%       0.34%
 4.16%(D)    5.76%      6.29%      5.75%       6.24%       4.63%(D)    6.26%       6.88%       6.26%       6.71%
 0.04%          --      0.10%      0.09%       0.08%          --          --          --          --          --
   63%        104%        89%       115%         74%         63%        104%         89%        115%         74%

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
AMR Investment Services International Equity Portfolio

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AMR Investment Services International Equity Portfolio (the "Portfolio"), as of October 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AMR Investment Services International Equity Portfolio at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States.

                                                               /s/ ERNST & YOUNG

Dallas, Texas
December 19, 2002

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2002
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 94.86%
AUSTRALIA COMMON STOCK - 2.86%
Australia & New Zealand
  Banking Group..............      598,520   $    6,255
Hays Personnel Services......    2,616,866        3,674
Iluka Resources..............      387,194        1,032
Mayne Nickless Limited.......    1,341,200        2,680
News Corporation Preferred
  Rights+*...................      345,000        1,704
QBE Insurance Group Limited,
  144A (Note A)*.............    1,926,722        8,234
WMC Limited*.................      842,900        3,551
                                             ----------
    TOTAL AUSTRALIA COMMON
      STOCK..................                    27,130
                                             ----------
AUSTRIA - 0.36%
PREFERRED STOCK - 0.12%
Bayer Hypo Vereins AG........       88,000        1,144
                                             ----------
    TOTAL AUSTRIA PREFERRED
      STOCK..................                     1,144
                                             ----------
COMMON STOCK - 0.24%
VA Technologie AG, 144A (Note
  A).........................       22,671          385
Wienerberger Baust*..........      126,744        1,921
                                             ----------
    TOTAL AUSTRIA COMMON
      STOCK..................                     2,306
                                             ----------
    TOTAL AUSTRIA............                     3,450
                                             ----------
BELGIUM COMMON STOCK - 0.47%
Fortis NL+...................      245,500        4,493
                                             ----------
    TOTAL BELGIUM COMMON
      STOCK..................                     4,493
                                             ----------
CANADA COMMON STOCK - 2.22%
Alcan Aluminum Limited.......      134,200        3,759
BCE, Incorporated............      249,200        4,298
Celestica, Incorporated+.....      105,000        1,444
Husky Energy, Incorporated+..      309,200        3,146
Manulife Financial
  Corporation................      219,514        4,709
Transcanada Pipelines
  Limited*...................      257,900        3,727
                                             ----------
    TOTAL CANADA COMMON
      STOCK..................                    21,083
                                             ----------
DENMARK COMMON STOCK - 0.60%
Novo Nordisk AS..............      206,800        5,704
                                             ----------
  TOTAL DENMARK COMMON
    STOCK....................                     5,704
                                             ----------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
FINLAND COMMON STOCK - 1.46%
Enso-Gutzeit OY, "R".........      227,600   $    2,367
Konecranes International.....      124,600        2,455
Metsa-Serla OY, "B"..........      214,800        1,585
Nordic Baltic Holdings.......      475,000        1,924
UPM-Kymmene OY...............      169,800        5,507
                                             ----------
    TOTAL FINLAND COMMON
      STOCK..................                    13,838
                                             ----------
FRANCE COMMON STOCK - 7.62%
Alcatel Alsthom CG*..........      184,800          922
Alstom, 144A (Note A)+*......      500,520        2,612
Aventis SA*..................      258,688       15,486
AXA*.........................      791,604       11,814
BIC SA+......................       77,149        2,414
BNP Paribas*.................      291,761       11,633
Lagardere S.C.A.*............      119,000        5,241
Michelin (CGDE)*.............       94,000        2,733
Pechiney SA*.................       55,600        1,716
Schneider Electric SA+*......       28,900        1,340
Suez*........................      121,500        2,136
Total Fina*..................       72,844       10,034
Vinci SA*....................       75,859        4,237
                                             ----------
    TOTAL FRANCE COMMON
      STOCK..................                    72,318
                                             ----------
GERMANY - 6.16%
PREFERRED STOCK - 0.45%
Fresenius Medical Care AG....      169,846        4,240
                                             ----------
    TOTAL GERMANY PREFERRED
      STOCK..................                     4,240
                                             ----------
COMMON STOCK - 5.71%
BASF AG+.....................       71,900        2,666
Bayer AG.....................      111,600        2,118
Bayer Hypo Vereins, 144A
  (Note A)...................      300,490        3,985
Bayerische Motoren Werke
  Aktiengesellschaft.........      130,100        4,645
Boss (Hugo) AG+..............      227,350        2,294
DePfa Bank PLC+..............       89,810        4,151
Duetsche Post AG.............      592,000        6,056
E.ON AG......................       94,500        4,239
Fresenius Medical Care AG*...      105,039        3,313
Gehe AG*.....................      148,865        5,698
Krones AG+...................      101,952        5,431
Merck KGAA...................       94,000        2,057
Muenchener Rueckversicherung
  AG, DEM 10+................       16,176        2,067
Siemens AG NPV (REGD)........       41,500        1,964
Volkswagen AG................       92,300        3,480
                                             ----------
    TOTAL GERMANY COMMON
      STOCK..................                    54,164
                                             ----------
    TOTAL GERMANY............                    58,404
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
HONG KONG COMMON STOCK - 3.56%
ASM Pacific Technology
  Limited*...................    1,941,000   $    3,758
Cheung Kong Holdings
  Limited....................      531,000        3,523
CLP Holdings Limited+........      352,500        1,428
Henderson Land Development
  Company....................    1,588,000        4,836
Huaneng Power
  International*.............    7,694,000        5,525
Hutchinson Whampoa Limited...      177,000        1,089
Peregrine Investment.........      605,000           --
Petrochina Company ADR.......   23,836,000        4,462
Shandong International
  Power......................   25,090,000        5,405
South China Morning Post+*...    4,189,000        1,934
Swire Pacific................      429,500        1,806
                                             ----------
    TOTAL HONG KONG COMMON
      STOCK..................                    33,766
                                             ----------
IRELAND COMMON STOCK - 1.87%
Allied Irish Banks...........      449,894        6,326
Bank of Ireland..............      327,100        3,628
CRH..........................      235,125        2,969
Greencore Group..............    1,880,841        4,843
                                             ----------
    TOTAL IRELAND COMMON
      STOCK..................                    17,766
                                             ----------
ITALY COMMON STOCK - 3.83%
Alleanza Assicuraz*..........      311,500        2,240
BCA Naz Del Lavoro+*.........    1,106,000        1,142
ENI*.........................    1,222,647       16,975
Ras*.........................      226,100        2,817
Sao Paolo Imi SPA*...........      715,380        4,463
STET Telecom Italia*.........    1,093,250        8,683
                                             ----------
    TOTAL ITALY COMMON
      STOCK..................                    36,320
                                             ----------
JAPAN COMMON STOCK - 11.30%
Aiful Corporation............       20,100          845
Acom Company Limited.........       39,000        1,207
Canon, Incorporated..........      382,000       14,094
East Japan Railway...........        1,218        5,548
Hitachi Limited..............      322,000        1,259
KAO Corporation..............      153,000        3,497
Komatsu......................      764,000        2,438
Konica Corporation...........    1,169,340        7,942
Namco........................      320,100        5,103
NEC Corporation+.............      372,000        1,366
Nikko Securities Company
  Limited....................      893,000        3,579
Nintendo Company Limited.....       95,100        9,160
Nippon Telephone & Telegraph
  Company....................        1,607        5,890
Nissan Motor Company.........    1,258,000        9,663
Nomura Holdings,
  Incorporated...............      167,000        1,922
NTT Mobile Communication.....        1,290        2,380
Promise Company Limited......      136,550        4,425

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
Sanyo Shinpan Finance
  Company....................      145,800   $    2,636
Sony Corporation.............      237,800       10,230
Takefuji Corporation.........      139,930        5,871
Toyota Motor Corporation.....      183,300        4,459
Yasuda Fire and Marine
  Insurance Company..........      709,000        3,704
                                             ----------
    TOTAL JAPAN COMMON
      STOCK..................                   107,218
                                             ----------
MEXICO COMMON STOCK - 0.36%
Telmex ADR...................      111,700        3,407
                                             ----------
    TOTAL MEXICO COMMON
      STOCK..................                     3,407
                                             ----------
NETHERLANDS COMMON STOCK - 7.08%
ABN AMRO Holdings NV.........      733,101       10,767
Akzo Nobel NV*...............      119,326        3,569
ASML Holding NV+.............      482,050        4,225
CNH Global NV................      386,600        1,179
Hagemeyer....................      330,044        2,501
Ing Groep NV.................      556,794        9,313
Kon KPN NV+..................    1,208,300        7,658
Philips Electronics NV.......      986,868       17,689
Royal Dutch Petrol+..........      166,400        7,198
Vedior NV....................      500,337        3,047
                                             ----------
    TOTAL NETHERLANDS COMMON
      STOCK..................                    67,146
                                             ----------
NEW ZEALAND COMMON STOCK - 0.80%
Carter Holt Harvey Limited...    1,938,889        1,555
Telecom Corporation of New
  Zealand*...................    2,454,973        6,040
                                             ----------
    TOTAL NEW ZEALAND COMMON
      STOCK..................                     7,595
                                             ----------
NORWAY COMMON STOCK - 1.88%
DNB Holdings, AS.............      869,800        4,012
Norsk Hydro AS...............       96,600        3,722
Telenor AS...................    2,831,841       10,091
                                             ----------
    TOTAL NORWAY COMMON
      STOCK..................                    17,825
                                             ----------
PORTUGAL COMMON STOCK - 1.13%
Electric De Portugal.........    2,736,585        4,174
Portugal Telecom.............    1,077,507        6,509
                                             ----------
    TOTAL PORTUGAL COMMON
      STOCK..................                    10,683
                                             ----------
SINGAPORE COMMON STOCK - 2.04%
Development Bank of Singapore
  Group Holdings.............      579,795        4,072
Creative Technology*.........      535,550        4,034
Overseas Chinese Bank........      365,650        2,153
Singapore Telecom*...........    1,126,241          919
United OverSeas Bank.........    1,077,849        8,180
                                             ----------
    TOTAL SINGAPORE COMMON
      STOCK..................                    19,358
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
SOUTH KOREA COMMON STOCK - 1.03%
Kookmin Bank GDR.............      140,510   $    4,546
Korea Electric Power
  Corporation................       86,860        1,315
LG Electronics,
  Incorporated+..............      129,260        3,925
                                             ----------
    TOTAL SOUTH KOREA COMMON
      STOCK..................                     9,786
                                             ----------
SPAIN COMMON STOCK - 4.38%
Altadis SA...................      160,100        3,385
Banco Popular Espanol........       90,200        3,863
Banco Santander Central
  Hispano+*..................      629,362        3,858
Endesa SA+...................      273,145        2,821
Iberdrola SA+................      215,157        2,557
Repsol SA (RG)+..............      898,229       10,158
Telefonica de Espana+........    1,568,893       14,885
                                             ----------
    TOTAL SPAIN COMMON
      STOCK..................                    41,527
                                             ----------
SWEDEN COMMON STOCK - 1.88%
Atlas Copco AB...............      125,600        2,632
Autoliv, Incorporated+*......      134,200        2,585
Electrolux AB, "B"...........      193,300        2,933
Foreningssparbk..............      223,400        2,463
Sandvik AB...................       51,400        1,223
Stora Enso OY, Series A+.....       66,662          691
Stora Enso OY, Series R+*....      163,902        1,708
Volvo AB*....................      235,800        3,552
                                             ----------
    TOTAL SWEDEN COMMON
      STOCK..................                    17,787
                                             ----------
SWITZERLAND COMMON STOCK - 7.08%
ABB Limited+*................      114,884          153
Clariant.....................      269,390        4,243
Compagnie Financiere
  Richemont AG+..............      121,800        2,104
Credit Suisse First Boston
  Group......................      224,015        4,279
Geberit International AG.....       16,844        4,661
Nestle SA....................       14,300        3,066
Novartis AG..................      322,787       12,311
Sig Schweitz Industries AG...      115,653       12,144
Sulzer Medica+...............       30,509        4,940
Swiss Reinsurance............       59,100        4,104
UBS AG.......................      167,100        7,963
Zurich Financial Services
  Group*.....................       76,125        7,168
                                             ----------
    TOTAL SWITZERLAND COMMON
      STOCK..................                    67,136
                                             ----------
UNITED KINGDOM COMMON STOCK - 24.89%
Alliance and Lei PLC.........      710,700        9,451
Amersham PLC*................      738,520        6,660
Arriva PLC...................      856,464        4,154
BAE Systems, PLC.............    2,476,247        7,215
Barclays.....................      346,600        2,397

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
BHP Billiton Petroleum
  Limited....................      781,769   $    3,816
Boots Company PLC............      438,000        4,077
BP Amoco.....................      962,930        6,177
British American Tobacco
  Industries PLC.............      348,684        3,568
BT Group PLC+................    2,435,438        6,916
Cable and Wireless...........    1,452,300        3,363
Cadbury Schweppes............    2,271,442       14,783
Celltech Group+..............      171,700          940
Chubb PLC....................    2,255,942        3,106
Commercial Union PLC.........      785,393        6,021
Diageo.......................    1,220,975       13,763
Dimension Data Holdings
  PLC+.......................    9,413,347        3,243
FirstGroup PLC...............      895,952        3,042
GlaxoSmithKline*.............      454,100        8,667
Hanson PLC+..................    1,563,179        7,092
HSBC Holdings PLC............      710,865        7,919
Imperial Chemical Industries
  PLC........................      723,981        2,843
Imperial Tobacco Group PLC...      277,340        4,339
J. Sainsbury PLC.............      429,500        1,898
Kidde PLC....................    1,680,500        1,762
Kingfisher PLC...............    3,348,724       11,709
Lloyds TSB Group PLC.........      523,244        4,502
Marks & Spencer Group PLC....      434,561        2,544
National Power PLC+..........      494,000          769
Northern Foods PLC...........    1,073,700        2,667
Reed International PLC+......      393,350        3,474
Reuters Group PLC............    1,041,166        3,070
Rolls Royce Vickers
  Limited....................      966,500        1,576
Royal Bank of Scotland PLC...      328,746        7,735
Shell Transportation &
  Trading Company PLC........      754,900        4,851
Shire Pharmaceuticals Group
  PLC+.......................      207,700        1,673
Smiths Group PLC.............      152,690        1,752
South African Breweries PLC..    1,336,180        9,031
Spirent PLC..................    2,849,739          559
Stagecoach Holdings..........    1,470,800          340
Standard Chartered PLC.......      326,700        3,803
Tesco PLC....................    2,002,500        6,211
TI Automotive+...............      681,500           --
Unilever PLC.................    1,501,700       14,837
United Business Media PLC....    1,943,854        7,785
Vodafone Group...............    2,907,756        4,674
Wolseley PLC.................      477,125        3,994
WPP Group PLC................      196,000        1,329
                                             ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK...........                   236,097
                                             ----------
    TOTAL STOCKS.............                   899,837
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
x
SHORT TERM INVESTMENTS - 13.91%
American AAdvantage Money
  Market Select Fund.........   99,888,445   $   99,888
AMR Investments Enhanced
  Yield Business Trust.......   32,040,302       32,040
                                             ----------
    TOTAL SHORT TERM
      INVESTMENTS............                   131,928
                                             ----------
TOTAL INVESTMENTS - 108.77%
  (COST $1,181,492)..........                 1,031,765
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS - (8.77%)...........                   (83,160)
                                             ----------
TOTAL NET ASSETS - 100%......                $  948,605
                                             ==========

---------------

Based on the cost of investments of $1,196,037 for federal income tax purposes at October 31, 2002, the aggregate gross unrealized appreciation was $66,283, the unrealized depreciation was $230,555, and the net unrealized depreciation of investments was $164,272.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,216 or 1.60% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt
+ - non-income producing
* - securities on loan

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY SECTOR DIVERSIFICATION
October 31, 2002
--------------------------------------------------------------------------------

                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
Consumer Discretionary......................................      13.47%
Consumer Staples............................................       9.48%
Energy......................................................       7.03%
Financials..................................................      24.48%
Health Care.................................................       7.84%
Industrials.................................................      10.81%
Information Technology......................................       3.68%
Materials...................................................       5.31%
Short-Term Investments......................................      13.91%
Telecommunications Services.................................       9.04%
Utilities...................................................       3.72%
Other Liabilities...........................................      (8.77%)
                                                                 -------
         NET ASSETS.........................................     100.00%
                                                                 =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002 (in thousands)
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities at value:
      Unaffiliated issuers..................................  $  899,837
      Affiliated issuers....................................     131,928
    Cash....................................................      17,191
    Unrealized appreciation on foreign currency contracts...         700
    Dividends and interest receivable.......................       1,842
    Reclaims receivable.....................................          12
    Receivable for variation margin on open futures
     contracts..............................................          36
    Receivable for investments sold.........................       5,617
                                                              ----------
        TOTAL ASSETS........................................   1,057,163
                                                              ----------
LIABILITIES:
    Payable for investments purchased.......................       8,367
    Payable upon return of securities loaned................      98,522
    Management and investment advisory fees payable (Note
     2).....................................................         983
    Other liabilities.......................................         686
                                                              ----------
        TOTAL LIABILITIES...................................     108,558
                                                              ----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS....  $  948,605
                                                              ==========
Cost of investments.........................................  $1,181,492

STATEMENT OF OPERATIONS
Year ended October 31, 2002 (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest income.........................................    $   1,605
    Dividend income (net of foreign taxes of $4,686)........       21,803
    Income derived from commission recapture (Note 6).......          363
    Income derived from securities lending, net (Note 5)....        1,293
                                                                ---------
        TOTAL INVESTMENT INCOME.............................       25,064
                                                                ---------
EXPENSES:
    Management and investment advisory fees (Note 2)........        3,831
    Custodian fees..........................................        1,109
    Professional fees.......................................           51
    Other expenses..........................................           34
                                                                ---------
        TOTAL EXPENSES......................................        5,025
                                                                ---------
NET INVESTMENT INCOME.......................................       20,039
                                                                ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on:
      Investments...........................................      (39,531)
      Foreign currency transactions.........................      (18,461)
      Futures contracts.....................................      (24,842)
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................     (135,552)
      Foreign currency contracts and translations...........          978
      Futures contracts.....................................       99,118
                                                                ---------
        NET LOSS ON INVESTMENTS.............................     (118,290)
                                                                ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $ (98,251)
                                                                =========

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               YEAR ENDED OCTOBER 31,
                                                              -------------------------
                                                                 2002          2001
                                                              -----------   -----------
                                                                   (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $    20,039   $    20,390
    Net realized loss on investments, futures contracts and
     foreign currency transactions..........................      (82,834)      (45,529)
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts and foreign currency
     translations...........................................      (35,456)     (164,975)
                                                              -----------   -----------
        NET DECREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................      (98,251)     (190,114)
                                                              -----------   -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Contributions...........................................    1,880,250     1,048,740
    Withdrawals.............................................   (1,824,540)   (1,036,201)
                                                              -----------   -----------

        NET INCREASE IN NET ASSETS RESULTING FROM
        TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS.....       55,710        12,539
                                                              -----------   -----------
NET DECREASE IN NET ASSETS..................................      (42,541)     (177,575)
                                                              -----------   -----------
NET ASSETS:
    Beginning of period.....................................      991,146     1,168,721
                                                              -----------   -----------
    END OF PERIOD...........................................  $   948,605   $   991,146
                                                              ===========   ===========

-----------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
-----------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------
                                                               2002     2001    2000    1999    1998
                                                              -------   -----   -----   -----   -----
TOTAL RETURN................................................  (10.36%)    N/A     N/A     N/A     N/A
RATIOS TO AVERAGE NET ASSETS:
    Expenses................................................    0.47%   0.49%   0.44%   0.37%   0.53%
    Net investment income...................................    1.86%   1.82%   1.93%   2.27%   2.29%
PORTFOLIO TURNOVER RATE.....................................      43%     36%     45%     63%     24%

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
October 31, 2002
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Board") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

     Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

     There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $882,000 during the period. Upon determination of the Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

  Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to ..10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees paid during the period were as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
International Equity Portfolio.....................   25%-.60%      $3,831         $2,751          $1,080

     As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the period, the Portfolio paid securities lending fees of $192,000 to the Manager.

  Investment in Affiliated Funds

     The Portfolio may invest in the American AAdvantage Money Market Select Fund (the "Select Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Select Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Select Fund are recorded as interest income in the accompanying financial statements and totaled $1,293,284 during the year ended October 31, 2002 for the Portfolio.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2002, the cost of air transportation was not material to the Portfolio. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, (in thousands), for the year ended October 31, 2002 were $499,040 and $430,274, respectively.

4.   COMMITMENTS

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 2002, the Portfolio had outstanding forward foreign currency contracts as follows:

                                                                        SETTLEMENT             UNREALIZED
CONTRACTS TO RECEIVE                                                       DATE       VALUE       GAIN
--------------------                                                    ----------   -------   ----------
(AMOUNTS IN THOUSANDS)
     4,000  Australian Dollar.........................................  12/18/2002   $ 2,210      $  1
     4,000  Canadian Dollar...........................................  12/18/2002     2,560        10
    13,521  Euro Currency.............................................  12/18/2002    12,820       199
19,000,000  Japanese Yen..............................................  12/18/2002    15,511       235
     8,000  Pound Sterling............................................  12/18/2002    12,469       168
     5,000  Swiss Franc...............................................  12/18/2002     3,383        67
    13,000  Swedish Krona.............................................  12/18/2002     1,410        20
                                                                                     -------      ----
Total contracts to receive (Payable amount $49,663)...................               $50,363      $700
                                                                                     =======      ====

     The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place.

5.   SECURITIES LENDING

     The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

     At October 31, 2002, securities with a market value of approximately $95,028,156 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the AMR Investments Enhanced Yield Business Trust and the American AAdvantage Money Market Select

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2002
--------------------------------------------------------------------------------

Fund (the "Funds") totaled $98,522,285. The custodian held non-cash collateral totaling $14,400. The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.   COMMISSION RECAPTURE

     The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

7.   FUTURES CONTRACTS

     A summary of obligations under these financial instruments at October 31, 2002 is as follows:

                                                                                                   UNREALIZED
                                                                                     MARKET      APPRECIATION/
TYPE OF FUTURE                                          EXPIRATION     CONTRACTS      VALUE      (DEPRECIATION)
--------------                                         -------------   ---------   -----------   --------------
France CAC 40 Index..................................  December 2002      175      $ 5,461,628     $ 345,344
Germany DAX Index....................................  December 2002       46        3,630,638       279,773
UK FTSE 100 Index....................................  December 2002      267       16,823,729       325,040
Hang Seng Index......................................  November 2002       17        1,024,547       (40,871)
Italy MIB 30 Index...................................  December 2002       19        2,244,149       134,235
Japan Nikkei 300 Index...............................  December 2002      155        2,119,212      (158,150)
Tokyo FE TOPIX Index.................................  December 2002      153       10,734,092      (157,293)
Spain IBEX 35 Index..................................  November 2002       31        1,882,174       108,547
Sweden OMX Index.....................................  November 2002      201        1,121,005        16,099
Canada S&PCDA 60 Index...............................  December 2002       72        3,234,136        89,137
Australia SPI Index..................................  December 2002       63        2,666,081        57,706
                                                                                   -----------     ---------
                                                                                   $37,989,836     $ 999,567
                                                                                   ===========     =========

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST
AND THE AMR INVESTMENT SERVICES TRUST
(Unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the Trust and AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-four funds in the fund complex that includes the AMR Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

William F. Quinn** (54)     Trustee since 1987   President, AMR Investment Services, Inc. (1986-Present);
                              and President      Chairman, American Airlines Federal Credit Union
                                since 1986       (1989-Present); Director, Crescent Real Estate Equities,
                                                 Inc. (1994-Present); Member, Southern Methodist University
                                                 Cox School of Business Advisory Board (1999-Present);
                                                 Director, Southern Methodist University Endowment Fund
                                                 Advisory Board (1996-Present); Member, New York Stock
                                                 Exchange Pension Manager's Advisory Committee (1997-1998,
                                                 2000-Present); Trustee, American AAdvantage Mileage Funds
                                                 (1995-Present); Trustee, American AAdvantage Select Funds
                                                 (1999-Present).

Alan D. Feld** (65)         Trustee since 1996   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
1700 Pacific Avenue                              (1960- Present); Director, Clear Channel Communications
Suite 4100                                       (1984-Present); Trustee, CenterPoint Properties
Dallas, Texas 75201                              (1994-Present); Trustee, American AAdvantage Mileage Funds
                                                 (1996-Present); Trustee, American AAdvantage Select Funds
                                                 (1999-Present).

NON-INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

Dee J. Kelly, Jr. (42)      Trustee since 2001   Partner, Kelly, Hart & Hallman (law firm) (1985-Present);
201 Main Street, Suite                           Trustee, American AAdvantage Mileage Funds (2001-Present);
2500                                             Trustee, American AAdvantage Select Funds (2001-Present).
Fort Worth, Texas 76102

Stephen D. O'Sullivan (67)  Trustee since 1987   Consultant (1994-Present); Trustee, American AAdvantage
8330 South 71st East                             Mileage Funds (1995-Present); Trustee, American AAdvantage
Avenue                                           Select Funds (1999-Present).
Tulsa, Oklahoma 74133

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST
AND THE AMR INVESTMENT SERVICES TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)
R. Gerald Turner (56)       Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-Present); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001-Present); Member, United Way
                                                 of Dallas Board of Directors; Member, Salvation Army of
                                                 Dallas Board of Directors; Member, Methodist Hospital
                                                 Advisory Board; Member, Knight Commission on Intercollegiate
                                                 Athletics; Member, National Association of Independent
                                                 Colleges and Universities Board of Directors; Trustee,
                                                 American AAdvantage Mileage Funds (2001-Present); Trustee,
                                                 American AAdvantage Select Funds (2001-Present).

Kneeland Youngblood (46)    Trustee since 1996   Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court                               equity firm) (1998-Present); Trustee, The Hockaday School
Suite 1740                                       (1997-Present); Director, Starwood Hotels and Resorts
Dallas, Texas 75201                              (2001-Present); Member, Council on Foreign Relations
                                                 (1995-Present); Director, Just For the Kids (1995-Present);
                                                 Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, United
                                                 States Enrichment Corporation (1993-1998), Director,
                                                 Starwood Financial Trust (1998-2001); Trustee, American
                                                 AAdvantage Mileage Funds (1996-Present); Trustee, American
                                                 AAdvantage Select Funds (1999-Present).

OFFICERS
                                  TERM
                            ------------------
                                One Year

Nancy A. Eckl (40)            VP since 1990      Vice President, Trust Investments, AMR Investment Services,
                                                 Inc. (1990-Present).

Michael W. Fields (48)        VP since 1989      Vice President, Fixed Income Investments, AMR Investment
                                                 Services, Inc. (1988-Present).

Barry Y. Greenberg (39)     VP and Assistant     Vice President, Legal and Compliance, AMR Investment
                             Secretary since     Services, Inc. (1995-Present).
                                   1995

Rebecca L. Harris (36)       Treasurer since     Vice President, Finance, AMR Investment Services, Inc.
                                   1995          (1995- Present).

John B. Roberson (44)         VP since 1989      Vice President, Director of Sales, AMR Investment Services,
                                                 Inc. (1991-Present).

Robert J. Zutz (49)          Secretary since     Partner, Kirkpatrick & Lockhart LLP (law firm).
1800 Massachusetts Ave. NW         1998
2nd Floor
Washington, D.C. 20036

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Mr. Quinn.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's investment advisers.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
PRIVACY POLICY
(Unaudited)
--------------------------------------------------------------------------------

     The American AAdvantage Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

--------------------------------------------------------------------------------

                             (AMERICAN EAGLE LOGO)

                             (AMERICAN EAGLE LOGO)

                        [AMERICAN AADVANTAGE FUNDS LOGO]
--------------------------------------------------------------------------------

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                         [GRAPHIC]                                                    [GRAPHIC]
                         BY E-MAIL:                                                ON THE INTERNET:
              american-aadvantage.funds@AA.com                           Visit our website at www.aafunds.com

--------------------------------------------------------------------------------


                         [GRAPHIC]                                                    [GRAPHIC]
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                       American AAdvantage Funds
                    Call (800) 658-5811                                        P.O. Box 619003, MD 2450
                       AMR Class(SM)                                          DFW Airport, TX 75261-9003
                    Call (800) 345-2345
                     PlanAhead Class(R)
                    Call (800) 388-3344

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
    STATE STREET BANK AND TRUST   NATIONAL FINANCIAL DATA SERVICES   ERNST & YOUNG LLP      SWS FINANCIAL SERVICES
    Boston, Massachusetts         Kansas City, Missouri              Dallas, Texas          Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

American Airlines is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Fund, American AAdvantage Large Cap Value Fund, American AAdvantage Large Cap Growth Fund, American AAdvantage Small Cap Value Fund, American AAdvantage International Equity Fund, American AAdvantage Emerging Markets Fund, American AAdvantage High Yield Bond Fund, American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund are service marks of AMR Investment Services, Inc.

                                  [BACK COVER]


                                                                        AR 10/02